                                                                   EXHIBIT 10.33





                                CREDIT AGREEMENT,


                         dated as of September 28, 1998,


                                      among


                             KEEBLER FOODS COMPANY,
                                as the Borrower,


                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders,


                            THE BANK OF NOVA SCOTIA,
                            as the Lead Arranger and
                    the Administrative Agent for the Lenders,

                       THE FIRST NATIONAL BANK OF CHICAGO,
                    as the Syndication Agent for the Lenders,

                                BANK OF MONTREAL,
                     as the Managing agent for the Lenders,

                                       and

                               NATIONSBANK, N.A.,
                           THE NORTHERN TRUST COMPANY,
                              COOPERATIEVE CENTRALE
                         RAIFFEISEN-BOERENLEENBANK B.A.,
                                NEW YORK BRANCH,
                           SUNTRUST BANK, ATLANTA, and
                                 WACHOVIA BANK,
                        as the Co-Agents for the Lenders

                                TABLE OF CONTENTS



Section                                                                                   Page


                                          ARTICLE I


                               DEFINITIONS AND ACCOUNTING TERMS
1.1.       Defined Terms.....................................................................2
1.2.       Use of Defined Terms.............................................................24
1.3.       CrossReferences..................................................................25
1.4.       Accounting and Financial Determinations..........................................25

                                   ARTICLE II

                 COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                           NOTES AND LETTERS OF CREDIT

2.1.       Commitments......................................................................25
2.1.1.     Term Loan Commitments............................................................25
2.1.2.     Revolving Loan Commitment and Swing Line Loan Commitment.........................25
2.1.3.     Letter of Credit Commitment......................................................26
2.1.4.     Lenders Not Permitted or Required To Make the Loans..............................26
2.1.5.     Issuer Not Permitted or Required to Issue Letters of Credit......................27
2.2.       Reduction of the Commitment Amounts..............................................27
2.2.1.     Optional.........................................................................27
2.2.2.     Mandatory........................................................................27
2.3.       Borrowing Procedures and Funding Maintenance.....................................27
2.3.1.     Term Loans and Revolving Loans...................................................28
2.3.2.     Swing Line Loans.................................................................28
2.4.       Continuation and Conversion Elections............................................29
2.5.       Funding..........................................................................30
2.6.       Issuance Procedures..............................................................30
2.6.1.     Other Lenders' Participation.....................................................31
2.6.2.     Disbursements; Conversion to Revolving Loans.....................................31
2.6.3.     Reimbursement....................................................................31
2.6.4.     Deemed Disbursements.............................................................32
2.6.5.     Nature of Reimbursement Obligations..............................................32
2.6.6.     Deemed Issuance of Existing Letters of Credit....................................33
2.7.       Register; Notes..................................................................33

                                   ARTICLE III


                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES
3.1.       Repayments and Prepayments; Application..........................................35
3.1.1.     Repayments and Prepayments.......................................................35
3.1.2.     Application......................................................................37
3.2.       Interest Provisions..............................................................37
3.2.1.     Rates............................................................................37
3.2.2.     PostMaturity Rates...............................................................38
3.2.3.     Payment Dates....................................................................38
3.3.       Fees.............................................................................39
3.3.1.     Commitment Fee...................................................................39
3.3.2.     Administrative Agent's Fee.......................................................39
3.3.3.     Letter of Credit Fee.............................................................39

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

4.1.       LIBO Rate Lending Unlawful.......................................................39
4.2.       Deposits Unavailable.............................................................40
4.3.       Increased LIBO Rate Loan Costs, etc..............................................40
4.4.       Funding Losses...................................................................40
4.5.       Increased Capital Costs..........................................................41
4.6.       Taxes............................................................................41
4.7.       Payments, Computations, etc......................................................43
4.8.       Sharing of Payments..............................................................43
4.9.       Setoff...........................................................................44
4.10.      Mitigation.......................................................................44
4.11.      Replacement of Lenders...........................................................44

                                    ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

5.1.       Initial Credit Extensions........................................................45
5.1.1.     Resolutions, etc.................................................................45
5.1.2.     Delivery of Notes................................................................45
5.1.3.     Consummation of Acquisition......................................................45
5.1.4.     Acquisition Documents............................................................46
5.1.5.     Closing Date Certificate.........................................................46
5.1.6.     Payment of Outstanding Indebtedness, etc.........................................46
5.1.7.     Financial Information, etc.......................................................46




5.1.8.     Solvency, etc....................................................................47
5.1.9.     Litigation.......................................................................47
5.1.10.    Material Adverse Change..........................................................47
5.1.11.    Sources and Uses, etc............................................................47
5.1.12.    Governmental Approval, etc.......................................................47
5.1.13.    Trustee Letter; Calculation of Consolidated Coverage Ratio.......................47
5.1.14.    Opinion of Counsel...............................................................47
5.1.15.    Reliance Letters.................................................................48
5.1.16.    Closing Fees, Expenses, etc......................................................48
5.2.       All Credit Extensions............................................................48
5.2.1.     Compliance with Warranties, No Default, etc......................................48
5.2.2.     Credit Extension Request.........................................................48

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

6.1.       Organization, etc................................................................49
6.2.       Due Authorization, NonContravention, etc.........................................49
6.3.       Government Approval, Regulation, etc.............................................49
6.4.       Validity, etc....................................................................49
6.5.       Financial Information............................................................50
6.6.       No Material Adverse Change.......................................................50
6.7.       Litigation, Labor Controversies, etc.............................................50
6.8.       Year 2000 Compliance.............................................................50
6.9.       Ownership of Properties..........................................................50
6.10.      Taxes............................................................................50
6.11.      Pension and Welfare Plans........................................................51
6.12.      Environmental Warranties.........................................................51
6.13.      Regulations U and X..............................................................52
6.14.      Accuracy of Information..........................................................52
6.15.      Seniority of Obligations, etc....................................................52

                                   ARTICLE VII

                                    COVENANTS

7.1.       Affirmative Covenants............................................................53
7.1.1.     Financial Information, Reports, Notices, etc.....................................53
7.1.2.     Compliance with Laws, etc........................................................54
7.1.3.     Maintenance of Properties........................................................55
7.1.4.     Books and Records................................................................55
7.1.5.     Use of Proceeds, etc.............................................................55
7.1.6.     LongTerm Debt Rating Downgrade...................................................56

7.2.       Negative Covenants...............................................................57
7.2.1.     Business Activities..............................................................57
7.2.2.     Indebtedness.....................................................................57
7.2.3.     Liens............................................................................58
7.2.4.     Financial Condition..............................................................60
7.2.5.     Investments......................................................................60
7.2.6.     Restricted Payments, etc.........................................................61
7.2.7.     Capital Expenditures, etc........................................................63
7.2.8.     Consolidation, Merger, etc.......................................................63
7.2.9.     Asset Dispositions, etc..........................................................63
7.2.10.    Modification of Certain Agreements...............................................64
7.2.11.    Transactions with Affiliates.....................................................65
7.2.12.    Negative Pledges, Restrictive Agreements, etc....................................65
7.2.13.    Sale and Leaseback...............................................................65
7.2.14.    Indenture Restrictions...........................................................66

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

8.1.       Listing of Events of Default.....................................................66
8.1.1.     NonPayment of Obligations........................................................66
8.1.2.     Breach of Warranty...............................................................66
8.1.3.     NonPerformance of Certain Covenants and Obligations..............................66
8.1.4.     NonPerformance of Other Covenants and Obligations................................66
8.1.5.     Default on Other Indebtedness....................................................67
8.1.6.     Judgments........................................................................67
8.1.7.     Pension Plans....................................................................67
8.1.8.     Change in Control................................................................67
8.1.9.     Bankruptcy, Insolvency, etc......................................................67
8.1.10.    Impairment of Security, etc......................................................68
8.1.11.    Subordinated Notes...............................................................68
8.1.12.    Termination of Receivables Facility..............................................69
8.2.       Action if Bankruptcy, etc........................................................69
8.3.       Action if Other Event of Default.................................................69

                                   ARTICLE IX

                                   THE AGENTS

9.1.       Actions..........................................................................69
9.2.       Funding Reliance, etc............................................................70
9.3.       Exculpation......................................................................70
9.4.       Successor........................................................................71

9.5.       Credit Extensions by Each Agent..................................................71
9.6.       Credit Decisions.................................................................71
9.7.       Copies, etc......................................................................71
9.8.       The Syndication Agent, the Managing Agent and the CoAgents.......................72

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

10.1.      Waivers, Amendments, etc.........................................................72
10.2.      Notices..........................................................................73
10.3.      Payment of Costs and Expenses....................................................73
10.4.      Indemnification..................................................................74
10.5.      Survival.........................................................................75
10.6.      Severability.....................................................................75
10.7.      Headings.........................................................................75
10.8.      Execution in Counterparts, Effectiveness, etc....................................75
10.9.      Governing Law; Entire Agreement..................................................75
10.10.     Successors and Assigns...........................................................75
10.11.     Sale and Transfer of Loans and Notes; Participations in Loans and Notes..........76
10.11.1.   Assignments......................................................................76
10.11.2.   Participations...................................................................78
10.12.     Other Transactions...............................................................79
10.13.     Forum Selection and Consent to Jurisdiction......................................79
10.14.     Waiver of Jury Trial.............................................................79
10.15.     Confidentiality..................................................................80

SCHEDULE I     -    Disclosure Schedule
SCHEDULE II    -    Fiscal Quarters
SCHEDULE III   -    Percentages and Administrative Information
SCHEDULE IV    -    Existing Letters of Credit

EXHIBIT A-1    -    Form of Revolving Note
EXHIBIT A-2    -    Form of Term Note
EXHIBIT A-3    -    Form of Swing Line Note
EXHIBIT A-4    -    Form of Registered Note
EXHIBIT B-1    -    Form of Borrowing Request
EXHIBIT B-2    -    Form of Issuance Request
EXHIBIT C      -    Form of Continuation/Conversion Notice
EXHIBIT D      -    Form of Lender Assignment Agreement
EXHIBIT E      -    Form of Compliance Certificate
EXHIBIT F      -    Form of Closing Date Certificate
EXHIBIT G      -    Form of Intercompany Subordination Agreement
EXHIBIT H      -    Form of Solvency Certificate

                                CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of September 28, 1998, is among KEEBLER FOODS COMPANY, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties hereto (collectively, the "LENDERS"), THE BANK OF NOVA SCOTIA ("SCOTIABANK"), as the lead arranger and as the administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders, THE FIRST NATIONAL BANK OF CHICAGO, as the syndication agent (the "SYNDICATION AGENT") for the Lenders, the BANK OF MONTREAL as the managing agent (the "MANAGING AGENT") for the Lenders, and NATIONSBANK, N.A., THE NORTHERN TRUST COMPANY, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., NEW YORK BRANCH, SUNTRUST BANK,
ATLANTA and WACHOVIA BANK as the co-agents (collectively, the "CO-AGENTS") for the Lenders.


                              W I T N E S S E T H:


     WHEREAS, in accordance with and subject to the terms and conditions contained in the Stock Purchase Agreement, dated August 24, 1998 (as amended or otherwise modified in accordance with CLAUSE (a) of SECTION 7.2.10, the "PURCHASE AGREEMENT"), by and among the Borrower, President International, Inc., a Delaware corporation ("PRESIDENT") and President International Trade and Investment Corporation, a company limited by shares under the International Business Companies Ordinance of the British Virgin Islands (the "SELLER"), the Borrower has agreed to acquire (the "ACQUISITION") from the Seller all of the outstanding shares of issued and outstanding shares of Capital Stock (the "SHARES") of President, as further set forth in the Purchase Agreement, for an aggregate purchase price not to exceed $450,000,000 (as such amount may be adjusted pursuant to the terms of the Purchase Agreement);

     WHEREAS, in connection with the Acquisition, the Borrower has requested the Lenders and the Issuer to provide

          (a) a Term Loan Commitment pursuant to which Borrowings of Term Loans will be made, in a maximum, original principal amount equal to the Term Loan Commitment Amount, to the Borrower in a single Borrowing to occur on the Closing Date;

          (b) a Revolving Loan Commitment (to include availability for Revolving Loans, Swing Line Loans and Letters of Credit) pursuant to which Borrowings of Revolving Loans will be made to the Borrower from time to time prior to the Revolving Loan Commitment Termination Date;

          (c) a Letter of Credit Commitment pursuant to which the Issuer will issue Letters of Credit from time to time prior to the Revolving Loan Commitment Termination Date; and

          (d) a Swing Line Loan Commitment pursuant to which Borrowings of Swing Line Loans will be made from time to time prior to the Revolving Loan Commitment Termination Date; and

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including ARTICLE V), to extend such Commitments and make Loans to the Borrower and issue (or participate in) Letters of Credit pursuant to the Commitments described above;

     NOW, THEREFORE, the parties hereto agree as set forth above and as follows.


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "ACCOUNT" means any account (as that term is defined in Section 9-106 of the UCC) of the Borrower or any of its wholly-owned U.S. Subsidiaries arising from the sale or lease of goods or rendering of services.

     "ACQUISITION" is defined in the FIRST RECITAL.

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to SECTION 9.4.

     "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

          (a) to vote 15% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

          (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "AGENTS" means, collectively, the Administrative Agent, the Syndication Agent, the Managing Agent and the Co-Agents.

     "AGREEMENT" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

          (a) the rate of interest most recently established by the Administrative Agent at its Domestic Office as its base rate for Dollar loans in the United States; and

          (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2 of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

     "APPLICABLE COMMITMENT FEE MARGIN" means at all times during the applicable periods set forth below, the applicable percentage per annum set forth below under the column entitled "Applicable Commitment Fee Margin":

                                                          Applicable
           Debt to EBITDA Ratio                      Commitment Fee Margin
           --------------------                      ---------------------
Greater than or equal to 3.5:1                                0.30%

Greater than or equal to 3.0:1 and less
than 3.5:1                                                    0.25%

Greater than or equal to 2.5:1 and less
than 3.00:1                                                   0.20%

Greater than or equal to 2.0:1 and less
than 2.5:1                                                    0.15%

Less than 2.0:1                                              0.125%;


PROVIDED, that, notwithstanding the then applicable Debt to EBITDA Ratio, the Applicable Commitment Fee Margin for the period from the Closing Date through the sixth-month anniversary of the Closing Date shall be at least 0.20%. The Debt to EBITDA Ratio used to compute the Applicable Commitment Fee Margin shall be the Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1; changes in the Applicable Commitment Fee Margin resulting from a change in the Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to CLAUSE (c) of SECTION 7.1.1 (without giving effect to any grace period), the Applicable Commitment Fee Margin from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Commitment Fee Margin set forth above.

     "APPLICABLE MARGIN" means at all times during the applicable periods set forth below,

          (a) with respect to the unpaid principal amount of each Revolving Loan and each Term Loan maintained as a Base Rate Loan, the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans"; and

          (b) with respect to the unpaid principal amount of each Revolving Loan and each Term Loan maintained as a LIBO Rate Loan, the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans":




                                               Applicable                Applicable
                                            Margin for Base            Margin for LIBO
          Debt to EBITDA Ratio                 Rate Loans                Rate Loans
          --------------------                 ----------                ----------
Greater than or equal to 3.5:1                   0.25%                      1.25%

Greater than or equal to 3.0:1 and less
than 3.5:1                                       0.00%                      1.00%

Greater than or equal to 2.5:1 and less
than 3.0:1                                       0.00%                      0.75%

Greater than or equal to 2.0:1 and less
than 2.5:1                                       0.00%                      0.50%

Less than 2.0:1                                  0.00%                      0.40%;

PROVIDED, that, notwithstanding the then applicable Debt to EBITDA Ratio, the Applicable Margin for LIBO Rate Loans for the period from the Closing Date through the sixth-month anniversary of the Closing Date shall be at least 0.75%. The Debt to EBITDA Ratio used to compute the Applicable Margin for Revolving Loans and Term Loans shall be the Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1; changes in the Applicable Margin for Revolving Loans and Term Loans resulting from a change in the Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to CLAUSE (c) of SECTION 7.1.1 (without giving effect to any grace period), the Applicable Margin for Revolving Loans and Term Loans from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin for Revolving Loans and Term Loans set forth above.

     "ARTAL" means ARTAL Luxembourg S.A., a corporation organized under the laws of Luxembourg.

     "ASSIGNEE LENDER" is defined in SECTION 10.11.1.

     "AUTHORIZED OFFICER" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to SECTION 5.1.1.

     "BANK CONFIDENTIAL OFFERING MEMORANDUM" means, the Confidential Offering Memorandum, dated September, 1998.

     "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

     "BORROWER" is defined in the PREAMBLE.

     "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by the relevant Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
SECTION 2.1.

     "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-1 hereto.

     "BRIDGE AGREEMENT" means the credit agreement, dated as of the date hereof, between the Borrower and Scotiabank, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "BUSINESS DAY" means

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Atlanta, Georgia or New York, New York; and

          (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

     "CAPITAL EXPENDITURES" means for any period, the sum, without duplication, of

          (a) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

          (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

     "CAPITALIZED LEASE LIABILITIES" means, without duplication, all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "CAPITAL STOCK" means (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
(iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

     "CASH EQUIVALENT INVESTMENT" means, at any time:

          (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

               (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A1 by S&P or P-1 by Moody's, or

               (ii) any Lender (or its holding company);

          (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

               (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

               (ii) any Lender;

          (d) short-term tax-exempt securities rated not lower than MIG-1/1+ by either Moody's or S&P with provisions for liquidity or maturity accommodations of 183 days or less;

          (e) any money market or similar fund the assets of which are comprised exclusively of any of the items specified in CLAUSES (a) through (d) above and as to which withdrawals are permitted at least every 90 days; or

          (f) any repurchase agreement entered into with any Lender or any commercial banking institution of the stature referred to in CLAUSE (c)(i) which

               (i) is secured by a fully perfected security interest in any obligation of the type described in CLAUSE (a), and

               (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder.

     "CASH FLOW COVERAGE RATIO" means, at the close of any Fiscal Quarter, the ratio, computed (except as set forth in CLAUSES (c), (d) and (e), below) for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters, of

          (a) EBITDA less Capital Expenditures actually made by the Borrower and its Subsidiaries (for all such Fiscal Quarters)

TO

          (b) Interest Expense (for all such Fiscal Quarters);

PROVIDED, HOWEVER, that in computing the Cash Flow Coverage Ratio for

          (c) the fourth Fiscal Quarter of the 1998 Fiscal Year, the amount set forth in CLAUSE (b) above shall equal the amount set forth in CLAUSE (b) for such Fiscal Quarter multiplied by four;

          (d) the first Fiscal Quarter of the 1999 Fiscal Year, the amount set forth in CLAUSE (b) above shall equal the amount set forth in CLAUSE (b) for such Fiscal Quarter and the immediately preceding Fiscal Quarter multiplied by two; and

          (e) the second Fiscal Quarter of the 1999 Fiscal Year, the amount set forth in CLAUSE (b) above shall equal the amount set forth in CLAUSE (b) for such Fiscal Quarter and the two immediately preceding Fiscal Quarters multiplied by 1.333.

     "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

     "CHANGE IN CONTROL" means

          (a) any "person" or "group" (as such terms are used in Rule 13d-5 of the Exchange Act, and Sections 13(d) and 14(d) of the Exchange Act) of persons (other than the Permitted ARTAL Investor Group or Flowers or, in either case, any of their wholly-owned Subsidiaries) becomes, directly or indirectly, in a single transaction or in a related series of transactions by way of merger, consolidation, or other business combination or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of more than 30% of the total voting power in the aggregate of all classes of Capital Stock of the Borrower then outstanding entitled to vote generally in elections of directors of the Borrower; or

          (b) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election to such Board or whose nomination for election by the stockholders of the Borrower was approved by ARTAL or Flowers or a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office.

     "CLOSING DATE" means the date all conditions set forth in SECTION 5.1 are satisfied (or have been waived) and the initial Credit Extension is made hereunder.

     "CLOSING DATE CERTIFICATE" means a certificate of an Authorized Officer of the Borrower, substantially in the form of EXHIBIT F hereto, delivered pursuant to SECTION 5.1.5.

     "CO-AGENTS" is defined in the PREAMBLE.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMITMENT" means, as the context may require, a Lender's Letter of Credit Commitment, Revolving Loan Commitment, Swing Line Loan Commitment or Term Loan Commitment.

     "COMMITMENT AMOUNT" means, as the context may require, the Letter of Credit Commitment Amount, the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount or the Term Loan Commitment Amount.

     "COMMITMENT TERMINATION DATE" means, as the context may require, the Revolving Loan Commitment Termination Date or the Term Loan Commitment Termination Date.

     "COMMITMENT TERMINATION EVENT" means

          (a) the occurrence of any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9 with respect to the Borrower; or

          (b) the occurrence and continuance of any other Event of Default and either

               (i) the declaration of the Loans to be due and payable pursuant to SECTION 8.3, or

               (ii) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "COMPLIANCE CERTIFICATE" means a certificate duly completed and executed by the chief financial Authorized Officer of the Borrower, substantially in the form of EXHIBIT E hereto.

     "CONSOLIDATED TANGIBLE ASSETS" means, as determined on any date, all assets other than intangible assets of the Borrower and its Subsidiaries as reflected on the latest audited consolidated financial statements of the Borrower and its Subsidiaries.

     "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability, including "keep-well" agreements, of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

     "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT C hereto.

     "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "CREDIT EXTENSION" means, as the context may require,

          (a) the making of a Loan by a Lender; or

          (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any previously issued Letter of Credit, by the Issuer.

     "CREDIT EXTENSION REQUEST" means, as the context may require, any Borrowing Request or Issuance Request.

     "DEBT" means, without duplication, as determined on any date, Indebtedness of the Borrower and its Subsidiaries to the extent reflected on a consolidated balance sheet of the Borrower determined in accordance with GAAP (but net, for so long as no Revolving Loans or Swing Line Loans are outstanding on such date of determination, of cash and Cash Equivalent Investments of the Borrower and its Subsidiaries on such date) and which shall also include Indebtedness of the Borrower and its Subsidiaries of the type referred to in clauses (b) (without duplication of letters of credit issued to support obligations under industrial development revenue bonds to the extent the obligations arising under such bonds are otherwise included in this definition, and exclusive of documentary trade letters of credit) and (f) of the definition of "Indebtedness" or any Contingent Liability in respect thereof.

     "DEBT TO EBITDA RATIO" means, as of the last day of any Fiscal Quarter, the ratio of

          (a) Debt outstanding on the last day of such Fiscal Quarter

TO

          (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

     "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "DISBURSEMENT" is defined in SECTION 2.6.2.

     "DISBURSEMENT DATE" is defined in SECTION 2.6.2.

     "DISBURSEMENT DUE DATE" is defined in SECTION 2.6.2.

     "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

     "DOLLAR" and the sign "$" mean lawful money of the United States.

     "DOMESTIC OFFICE" means, relative to any Lender, the office of such Lender designated as such on SCHEDULE III hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

     "DOWNGRADE DATE" means the date on which the Borrower's long-term senior, unsecured Debt (without third party credit enhancement) is no longer Investment Grade.

     "EBITDA" means, for any applicable period and giving PRO FORMA effect to any permitted acquisitions (including the Acquisition) on terms satisfactory to the Administrative Agent, the sum (without duplication) of

          (a) Net Income,

PLUS

          (b) the amount deducted, in determining Net Income, representing amortization,

PLUS

          (c) the amount deducted, in determining Net Income, of all income taxes (whether paid or deferred) of the Borrower and its Subsidiaries,

PLUS

          (d) Interest Expense,

PLUS

          (e) the amount deducted, in determining Net Income, representing depreciation of assets,

PLUS

          (f) an amount equal to the amount of all extraordinary, non-recurring non-cash charges deducted in arriving at Net Income,

MINUS

          (g) an amount equal to the amount of all extraordinary, non-recurring non-cash credits included in arriving at Net Income.

     "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 10.8.

     "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "EVENT OF DEFAULT" is defined in SECTION 8.1.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXISTING LETTERS OF CREDIT" means, collectively, the letters of credit listed on SCHEDULE IV hereto.

     "EXISTING CREDIT AGREEMENT" means the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as amended or otherwise modified prior to the Effective Date), among the Borrower, certain financial institutions from time to time parties thereto, certain financial institutions parties thereto as co-agents and Scotiabank, as administrative agent.

     "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

     "FEE LETTER" means the confidential fee letter, dated as of August 28, 1998, between the Borrower and the Administrative Agent.

     "FISCAL QUARTER" means any quarter beginning and ending on the dates set forth in SCHEDULE II.

     "FISCAL YEAR" means any period of 52 (or, if applicable, 53) consecutive weeks ending on the Saturday occurring nearest to December 31 of any year; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1998 FISCAL YEAR") refer to the Fiscal Year ending on the Saturday occurring nearest to December 31 of that calendar year, even if such date occurs in the next calendar year.

     "FLOWERS" means Flowers Industries, Inc., a Georgia corporation.

     "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

     "GAAP" is defined in SECTION 1.4.

     "HAZARDOUS MATERIAL" means

          (a) any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

          (c) any petroleum product; or

          (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under commodity hedging agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in commodity prices, interest rates or currency exchange rates.

     "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "IMMATERIAL SUBSIDIARY" means each Subsidiary of the Borrower that (a) accounted for no more than 2% of the consolidated gross revenues of the Borrower and its Subsidiaries; and (b) has assets which represent no more than 2% of the consolidated gross assets of the Borrower and its Subsidiaries, in each case, as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to CLAUSES (a) or (b) of SECTION 7.1.1, financial statements have been, or are required to have been, delivered by the Borrower.

     "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

          (a) which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligations under SECTION 7.2.4.

     "INCLUDING" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "INDEBTEDNESS" of any Person means, without duplication:

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments for borrowed money in respect thereof;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

          (d) net liabilities of such Person under all Hedging Obligations;

          (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon and interest not yet due) due more than six months from the date of incurrence of the obligation in respect thereof and secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; PROVIDED, HOWEVER, that, for purposes of determining the amount of any Indebtedness of the type described in this clause, if recourse with respect to such Indebtedness is limited to specific property financed with such Indebtedness, the amount of such Indebtedness shall be limited to the fair market value (determined on a basis reasonably acceptable to the Administrative Agent) of such property or the principal amount of such Indebtedness, whichever is less;

          (f) all Receivables Facility Outstandings; and

          (g) all Contingent Liabilities of such Person in respect of any of the foregoing;

PROVIDED, that, Indebtedness shall not include unsecured Indebtedness incurred in the ordinary course of business in the nature of accrued liabilities and open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding the Indebtedness incurred through the borrowing of money. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (to the extent such Person is liable for such Indebtedness).

     "INDEMNIFIED LIABILITIES" is defined in SECTION 10.4.

     "INDEMNIFIED PARTIES" is defined in SECTION 10.4.

     "INDENTURE" means the Indenture, dated as of June 15, 1996, by and among the Borrower, the Subsidiaries of the Borrower from time to time parties thereto (as guarantors) and U.S. Trust Company of New York, as the trustee, as such Indenture may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms of SECTION 7.2.10.

     "INTERCOMPANY SUBORDINATION AGREEMENT" means an agreement to be executed and delivered pursuant to the terms of this Agreement (including CLAUSE (f) of SECTION 7.2.2), substantially in the form of EXHIBIT G hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

     "INTEREST EXPENSE" means, for any Fiscal Quarter, the aggregate consolidated cash interest expense (net of interest income) of the Borrower and its Subsidiaries for such Fiscal Quarter, as determined in accordance with GAAP, including (i) the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense and (ii) interest (or other fees in the nature of interest or discount accrued and paid or payable in cash for such Fiscal Quarter) in respect of the Permitted Receivables Transaction.

     "INTEREST PERIOD" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTION 2.3.1 or
2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six (or, if available to all relevant Lenders and at the discretion of the Administrative Agent, nine or twelve) months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to SECTION 2.3 or 2.4; PROVIDED, HOWEVER, that

          (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates;

          (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

          (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (d) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

     "INVESTMENT" means, relative to any Person,

          (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business); and

          (b) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange.

     "INVESTMENT AMOUNT" means an unlimited amount which can be applied for acquisitions of Capital Stock pursuant to CLAUSE (i) of SECTION 7.2.5 and/or the making of Capital Expenditures pursuant to CLAUSE (b)(ii) of SECTION 7.2.7; PROVIDED, HOWEVER, that after the Downgrade Date, the aggregate amount of such acquisitions and Capital Expenditures shall not, singly or in the aggregate exceed 20% of Consolidated Tangible Assets (less the aggregate amount of Investments and Capital Expenditures made subsequent to the Downgrade Date pursuant to CLAUSE (i) of SECTION 7.2.5 and CLAUSE (b)(ii) of SECTION 7.2.7 (respectively)).

     "INVESTMENT GRADE" means, with respect to the Borrower's long-term senior, unsecured Debt (without third party credit enhancement), a rating of BBB- or above from S&P or Baa3 or above from Moody's or an equivalent rating from another nationally recognized rating agency acceptable to the Administrative Agent.

     "ISSUANCE REQUEST" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-2 hereto.

     "ISSUER" means, collectively, Scotiabank in its individual capacity hereunder as issuer of the Letters of Credit and such other Lender as may be designated by Scotiabank (and agreed to by the Borrower and such Lender) in its individual capacity as the issuer of Letters of Credit.

     "LENDER ASSIGNMENT AGREEMENT" means a Lender Assignment Agreement, substantially in the form of EXHIBIT D hereto.

     "LENDERS" is defined in the PREAMBLE.

     "LETTER OF CREDIT" is defined in SECTION 2.1.3.

     "LETTER OF CREDIT COMMITMENT" means, with respect to the Issuer, the Issuer's obligation to issue Letters of Credit pursuant to SECTION 2.1.3 and, with respect to each of the Revolving Loan Lenders, the obligations of each such Revolving Loan Lender to participate in such Letters of Credit pursuant to
SECTION 2.6.1.

     "LETTER OF CREDIT COMMITMENT AMOUNT" means, on any date, a maximum amount of $75,000,000, as such amount may be reduced from time to time pursuant to
SECTION 2.2.

     "LETTER OF CREDIT OUTSTANDINGS" means, on any date, an amount equal to the sum of (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit, PLUS (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such Letters of Credit.

     "LIBO RATE" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Administrative Agent's LIBOR Office in the London interbank market as at or about 11:00 a.m. London time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Administrative Agent's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:


     LIBO Rate             =                 LIBO Rate
                                  -------------------------------
  (Reserve Adjusted)              1.00 - LIBOR Reserve Percentage


     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent from Scotiabank, two Business Days before the first day of such Interest Period.

     "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such on SCHEDULE III hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or otherwise) or charge against or interest in property, to secure payment of a debt or performance of an obligation.

     "LOAN" means, as the context may require, a Revolving Loan, a Swing Line Loan or a Term Loan of any type.

     "LOAN DOCUMENT" means this Agreement, the Notes, the Letters of Credit, the Fee Letter, the Intercompany Subordination Agreement and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

     "MANAGING AGENT" is defined in the PREAMBLE.

     "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect on the financial condition, operations, assets, business or properties of the Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Borrower or any other Obligor (other than any Immaterial Subsidiary) to perform its respective material obligations under the Loan Documents to which it is or will be a party, or (c) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to the Administrative Agent, the Issuer or the Lenders under, this Agreement or any other Loan Document.

     "MOODY'S" means Moody's Investors Service, Inc.

     "NET DISPOSITION PROCEEDS" means, with respect to a Permitted Disposition of the assets of the Borrower or any of its Subsidiaries, the excess of

          (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from any Permitted Disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Borrower or such Subsidiary in respect of any Permitted Disposition,

LESS

          (b) the sum of

               (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such Permitted Disposition which have not been paid to Affiliates of the Borrower,

               (ii) all taxes and other governmental costs and expenses actually paid or estimated by the Borrower (in good faith) to be payable in cash in connection with such Permitted Disposition, and

               (iii) payments made by the Borrower or any of its Subsidiaries to retire Indebtedness (other than the Loans) of the Borrower or any of its Subsidiaries where payment of such Indebtedness is required in connection with such Permitted Disposition;

PROVIDED, HOWEVER, that if, after the payment of all taxes with respect to such Permitted Disposition, the amount of estimated taxes, if any, pursuant to CLAUSE
(b)(ii) above exceeded the tax amount actually paid in cash in respect of such Permitted Disposition, the aggregate amount of such excess shall be immediately payable, pursuant to CLAUSE (b) of SECTION 3.1.1, as Net Disposition Proceeds.

     "NET INCOME" means, for any period, the net income of the Borrower and its Subsidiaries for such period on a consolidated basis, excluding extraordinary gains.

     "NON-U.S. LENDER" means any Lender (including each Assignee Lender) that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, or (iii) any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

     "NON-U.S. SUBSIDIARY" means any Subsidiary of the Borrower that is not incorporated or organized in or under the laws of the United States or any state thereof.

     "NOTE" means, as the context may require, a Revolving Note, a Swing Line Note, a Registered Note or a Term Note.

     "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement and each other Loan Document, and Hedging Obligations owed to a Lender or an Affiliate thereof (or a Person that was a Lender or an Affiliate of a Lender at the time the applicable Rate Protection Agreement was entered into), unless the Lender or such Affiliate (or other Person) otherwise agrees.

     "OBLIGOR" means the Borrower or any other Person (other than the Administrative Agent or any Lender) obligated under any Loan Document.

     "ORGANIC DOCUMENT" means, relative to any Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized interests of Capital Stock.

     "PARTICIPANT" is defined in SECTION 10.11.2.

     "PBGC" means the Pension Benefit Guaranty Corporation and any successor entity.

     "PENSION PLAN" means a "pension plan", as such term is defined in SECTION 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in SECTION 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, has or within the prior six years has had any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Term Loans or Revolving Loans, as the case may be, as set forth opposite its name on SCHEDULE III hereto under the applicable column heading or set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 10.11.1. A Lender shall not have any Commitment to make Revolving Loans or Term Loans (as the case may be) if its percentage under the respective column heading is zero.

     "PERMITTED ARTAL INVESTOR GROUP" means ARTAL or any of its direct or indirect wholly-owned Subsidiaries and ARTAL Group S.A., a Luxembourg corporation or any of its direct or indirect wholly-owned Subsidiaries.

     "PERMITTED DISPOSITION" means a sale, disposition or other conveyance of assets by the Borrower or any of its Subsidiaries in accordance with the terms of CLAUSE (b) (other than as permitted by CLAUSE (a) or (c)) of SECTION 7.2.9.

     "PERMITTED RECEIVABLES TRANSACTION" means any transaction providing for the sale or financing of Accounts with customary limited recourse based on the collectability of the Accounts sold; PROVIDED, HOWEVER, that the expiration date, term, conditions and structure (including the legal and organizational structure of Receivables Co. and the restrictions imposed on its activities) of, and the documentation relating to, the Permitted Receivables Transaction must be on terms and conditions reasonably satisfactory to the Administrative Agent.

     "PERSON" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

     "PLAN" means any Pension Plan or Welfare Plan.

     "PRESIDENT" is defined in the FIRST RECITAL.

     "PRO FORMA BALANCE SHEET" is defined in CLAUSE (b) of SECTION 5.1.7.

     "PURCHASE AGREEMENT" is defined in the FIRST RECITAL.

     "QUALIFIED ASSETS" is defined in CLAUSE (b) of SECTION 3.1.1.

     "QUARTERLY PAYMENT DATE" means the last day of each March, June, September and December, or, if any such day is not a Business Day, the next succeeding Business Day.

     "RATE PROTECTION AGREEMENT" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the Borrower under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

     "RECEIVABLES CO." means any special purpose, bankruptcy-remote wholly-owned Subsidiary of the Borrower organized after the date hereof (or such other Person agreed to by the Administrative Agent) that purchases Accounts generated by the Borrower or any of its Subsidiaries in connection with the Permitted Receivables Transaction.

     "RECEIVABLES FACILITY OUTSTANDINGS" means, at any date of determination, with respect to the Permitted Receivables Transaction, the aggregate cash proceeds received by the Borrower or any of its Subsidiaries from the sale or financing of Accounts pursuant to the Permitted Receivables Transaction which are outstanding on the date of determination.

     "REFINANCING" means, the sale by public offering or private placement by the Borrower of the Refinancing Notes in order to refinance all or any portion of the then outstanding principal amount of the Subordinated Notes outstanding on the Effective Date or other Refinancing Notes in accordance with the terms of this Agreement.

     "REFINANCING NOTE INDENTURE" means, collectively, each indenture, if any, to be executed by the Borrower and a trustee to be named therein, pursuant to which the Refinancing Notes are issued and governed by, which Refinancing Note Indenture shall (i) contain subordination provisions that are no less favorable to the holders of "Senior Indebtedness", "Senior Debt" or terms of similar import as used in such Refinancing Note Indenture than the subordination provisions contained in the Indenture, (ii) not provide for any amortization (in whole or in part) of the Refinancing Notes prior to July 26, 2005, (iii) provide for accrued interest on the Refinancing Notes at a maximum rate per annum not in excess of the rate of interest then prevailing in the unsecured senior subordinated debt capital markets (as reasonably determined in good faith by the Administrative Agent) for companies comparable to the Borrower (based upon, INTER ALIA, historical and current financial performance, credit ratios and the industry in which the Borrower participates) at the time of the Refinancing, and
(iv) contain such other terms and conditions which, taken as a whole, are comparable to those contained in indentures then prevailing in the unsecured senior subordinated debt capital markets (as reasonably determined in good faith by the Required Lenders) for companies comparable to the Borrower (based upon, INTER ALIA, historical and current financial performance, credit ratios and the industry in which the Borrower participates) at the time of the Refinancing, as such indenture may be amended, supplemented, amended and restated or otherwise modified pursuant to SECTION 7.2.10.

     "REFINANCING NOTES" means, collectively, the unsecured senior subordinated notes, if any, to be issued by the Borrower pursuant to the Refinancing Note Indenture in connection with a Refinancing of the Subordinated Notes outstanding on the Effective Date or other Refinancing Notes which Refinancing Notes shall not have any terms that are inconsistent with the Refinancing Note Indenture pursuant to which they were issued.

     "REFUNDED SWING LINE LOANS" is defined in CLAUSE (b) of SECTION 2.3.2.

     "REGISTER" is defined in CLAUSE (b) of SECTION 2.7.

     "REGISTERED NOTE" means a promissory note of the Borrower payable to the order of any Lender, substantially in the form of EXHIBIT A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof, in each case registered pursuant to
SECTION 2.7.

     "REIMBURSEMENT OBLIGATION" is defined in SECTION 2.6.3.

     "RELEASE" means a "release", as such term is defined in CERCLA.

     "REQUIRED LENDERS" means, at any time, Lenders holding more than 50% of the Total Exposure Amount.

     "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., as in effect from time to time.

     "RESTRICTED PAYMENTS" is defined in SECTION 7.2.6.

     "REVOLVING LOAN" is defined in CLAUSE (a) of SECTION 2.1.2.

     "REVOLVING LOAN COMMITMENT" is defined in CLAUSE (a) of SECTION 2.1.2.

     "REVOLVING LOAN COMMITMENT AMOUNT" means, on any date, $350,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest of

          (a) November 15, 1998 (if the initial Loans have not been made on or prior to such date);

          (b) September 28, 2004;

          (c) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2; and

          (d) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in CLAUSE (c) or (d), the Revolving Loan Commitments shall terminate automatically and without any further action.

     "REVOLVING LOAN LENDERS" means Lenders with a Revolving Loan Commitment.

     "REVOLVING NOTE" means a promissory note of the Borrower payable to any Lender, substantially in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "RL PERCENTAGE" means, as to any Revolving Loan Lender, such Revolving Loan Lender's Percentage (in excess of zero) of the Revolving Loan Commitment Amount.

     "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill,
Inc.

     "SCOTIABANK" is defined in the PREAMBLE.

     "SEC" means the Securities and Exchange Commission.

     "SELLER" is defined in the FIRST RECITAL.

     "SHARES" is defined in the FIRST RECITAL.

     "SOLVENCY CERTIFICATE" means a certificate of an Authorized Officer of the Borrower, substantially in the form of EXHIBIT H hereto, delivered pursuant to
SECTION 5.1.8.

     "STATED AMOUNT" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof.

     "STATED EXPIRY DATE" is defined in SECTION 2.6.

     "STATED MATURITY DATE" means September 28, 2004.

     "SUBORDINATED DEBT" means, as the context may require, (i) the unsecured Debt of the Borrower evidenced by the Subordinated Notes and (ii) to the extent permitted by the Required Lenders, any other unsecured Debt of the Borrower subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to the Administrative Agent and Required Lenders.

     "SUBORDINATED GUARANTY" means, collectively, each guaranty, if any, executed from time to time by any Subsidiary of the Borrower pursuant to which the guarantor thereunder has any Contingent Liability with respect to any Subordinated Debt.

     "SUBORDINATED NOTE" means, as the context may require, (i) the 10 3/4% senior subordinated notes due 2006 issued under the Indenture and outstanding on the Effective Date and (ii) the Refinancing Notes, and collectively means all of the above notes, as, in each case, amended, supplemented, amended and restated or otherwise modified from time to time in accordance with SECTION 7.2.10.

     "SUBORDINATED NOTE INDENTURE" means, as the context may require, the Indenture and each Refinancing Note Indenture, and collectively means all of the above agreements and indentures, in each case, as such agreements or indentures may hereafter be amended, supplemented, restated or otherwise modified from time to time in accordance with CLAUSE (b) of SECTION 7.2.10.

     "SUBORDINATED NOTEHOLDER" means, at any time, any holder of a Subordinated Note.

     "SUBORDINATION PROVISIONS" is defined in SECTION 8.1.11.

     "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which more than 50% of the outstanding Capital Stock

(or other ownership interest) having ordinary voting power to elect the board of directors, managers or other voting members of the governing body of such corporation, limited liability company, partnership or other entity (irrespective of whether at the time Capital Stock of any other class or classes of such corporation, limited liability company, partnership or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of the Borrower.

     "SWING LINE LENDER" means Scotiabank (or another Lender designated by Scotiabank with the consent of the Borrower, if such Lender agrees to be the Swing Line Lender hereunder), in such Person's capacity as the maker of Swing Line Loans.

     "SWING LINE LOAN" is defined in CLAUSE (b) of SECTION 2.1.2.

     "SWING LINE LOAN COMMITMENT" means, with respect to the Swing Line Lender, the Swing Line Lender's obligation pursuant to CLAUSE (b) of SECTION 2.1.2 to make Swing Line Loans and, with respect to each Lender with a Commitment to make Revolving Loans (other than the Swing Line Lender), such Lender's obligation to participate in Swing Line Loans pursuant to SECTION 2.3.2.

     "SWING LINE LOAN COMMITMENT AMOUNT" means, on any date, $20,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "SWING LINE NOTE" means a promissory note of the Borrower payable to the Swing Line Lender, substantially in the form of EXHIBIT A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "SYNDICATION AGENT" is defined in the PREAMBLE.

     "TAXES" is defined in SECTION 4.6.

     "TERM LOAN" is defined in SECTION 2.1.1.

     "TERM LOAN COMMITMENT" is defined in SECTION 2.1.1.

     "TERM LOAN COMMITMENT AMOUNT" means $350,000,000.

     "TERM LOAN COMMITMENT TERMINATION DATE" means the earlier of

          (a) November 15, 1998 (if the Term Loans have not been made on or prior to such date);

          (b) the Closing Date (immediately after the making of the Term Loans on such date); or

          (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in CLAUSE (b) or (c), the Term Loan Commitments shall terminate automatically and without any further action.

     "TERM NOTE" means each promissory note of the Borrower payable to the order of any Lender, substantially in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "TOTAL EXPOSURE AMOUNT" means, on any date of determination, the then outstanding principal amount of all Term Loans and the then effective Revolving Loan Commitment Amount (or in the event the Revolving Loan Commitments are no longer in effect, the then outstanding principal amount of all Revolving Loans).

     "TRANCHE" means, as the context may require, the Loans constituting Term Loans, Swing Line Loans or Revolving Loans.

     "TRUE AND ACCURATE" means, as to any information, that such information is true and accurate in every material respect on the date as of which such information is dated or certified and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

     "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

     "UNITED STATES" or "U.S." means the United States of America, its fifty States and the District of Columbia.

     "U.S. SUBSIDIARIES" means each Subsidiary that is organized under the laws of the United States or a State thereof.

     "WELFARE PLAN" means a "WELFARE PLAN", as such term is defined in section 3(1) of ERISA, and to which the Borrower has any liability.

     "WHOLLY-OWNED SUBSIDIARY" shall mean, with respect to any Person, any Subsidiary of such Person all of the Capital Stock (and all rights and options to purchase such Capital Stock) of which, other than directors' qualifying shares, are owned, beneficially and of record, by such Person and/or one or more wholly-owned Subsidiaries of such Person.

     SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each other Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under SECTION 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") as in effect as of December 31, 1997.

                                   ARTICLE II

                 COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                           NOTES AND LETTERS OF CREDIT

     SECTION 2.1. COMMITMENTS. On the terms and subject to the conditions of this Agreement (including ARTICLE V),

          (a) each Lender severally agrees to make Loans (other than Swing Line Loans) pursuant to the Commitments and the Swing Line Lender agrees to make Swing Line Loans pursuant to the Swing Line Loan Commitment in each case as described in this ARTICLE II; and

          (b) each Issuer severally agrees that it will issue Letters of Credit pursuant to SECTION 2.1.3, and each Revolving Loan Lender severally agrees that it will purchase participation interests in such Letters of Credit pursuant to SECTION 2.6.1.

     SECTION 2.1.1. TERM LOAN COMMITMENTS. In a single Borrowing on the Closing Date (which shall be a Business Day) occurring on or prior to the Term Loan Commitment Termination Date, each Lender with a commitment to make Term Loans will make term loans (relative to such Lender, its "TERM LOANS") to the Borrower in an amount equal to such Lender's Percentage of the Term Loan Commitment Amount (with the commitment of each such applicable Lender described in this Section herein referred to as its "TERM LOAN COMMITMENT"). No amounts paid or prepaid with respect to Term Loans may be reborrowed.

     SECTION 2.1.2. REVOLVING LOAN COMMITMENT AND SWING LINE LOAN COMMITMENT. The Revolving Loans and Swing Line Loans will be made as set forth below.

          (a) From time to time on any Business Day occurring concurrently with (or after) the making of the Term Loans but prior to the Revolving Loan Commitment Termination Date, each Revolving Loan Lender will make loans (relative to such Revolving Loan Lender, its "REVOLVING LOANS") to the Borrower equal to such Revolving Loan Lender's

     RL Percentage of the aggregate amount of the Borrowing of the Revolving Loans requested by the Borrower to be made on such day. The Commitment of each Revolving Loan Lender described in this clause is herein referred to as its "REVOLVING LOAN COMMITMENT". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Revolving Loans.

          (b) From time to time on any Business Day occurring concurrently with (or after) the making of the Term Loans, but prior to the Revolving Loan Commitment Termination Date, the Swing Line Lender will make Loans (relative to the Swing Line Lender, its "SWING LINE LOANS") to the Borrower equal to the principal amount of the Swing Line Loans requested by the Borrower. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow such Swing Line Loans.

     SECTION 2.1.3. LETTER OF CREDIT COMMITMENT. From time to time on any Business Day occurring from and after the Closing Date but prior to the Revolving Loan Commitment Termination Date, the Issuer will

          (a) issue one or more standby (including direct pay) or documentary letters of credit (including the Existing Letters of Credit, individually referred to as a "LETTER OF CREDIT" and collectively referred to as the "LETTERS OF CREDIT") for the account of the Borrower or certain of its Subsidiaries, as described in SECTION 2.6, in the Stated Amount requested by the Borrower on such day; or

          (b) extend the Stated Expiry Date of an existing standby (including direct pay) Letter of Credit previously issued hereunder to a date not later than the earlier of (x) the Revolving Loan Commitment Termination Date and (y) one year from the date of such extension.

     SECTION 2.1.4. LENDERS NOT PERMITTED OR REQUIRED TO MAKE THE LOANS. No Lender shall be permitted or required to, and the Borrower shall not request that any Lender, make

          (a) any Term Loan if, after giving effect thereto, the aggregate original principal amount of all the Term Loans

               (i) of all Lenders would exceed the Term Loan Commitment Amount;
          or

               (ii) of such Lender would exceed its Percentage of the Term Loan Commitment Amount;

          (b) any Revolving Loan or Swing Line Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans

               (i) of all the Revolving Loan Lenders, together with the aggregate amount of all Letter of Credit Outstandings, would exceed the Revolving Loan Commitment Amount; or

               (ii) of such Revolving Loan Lender (other than the Swing Line Lender), together with such Revolving Loan Lender's RL Percentage of the aggregate amount of all Letter of Credit Outstandings, would exceed such Revolving Loan Lender's RL Percentage of the Revolving Loan Commitment Amount; or

          (c) any Swing Line Loan if after giving effect to the making of such Swing Line Loan, the outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount.

     SECTION 2.1.5. ISSUER NOT PERMITTED OR REQUIRED TO ISSUE LETTERS OF CREDIT. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (b) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

     SECTION 2.2. REDUCTION OF THE COMMITMENT AMOUNTS. The Commitment Amounts are subject to reductions from time to time pursuant to this SECTION 2.2.

     SECTION 2.2.1. OPTIONAL. The Borrower may, from time to time on any Business Day occurring after the Closing Date, voluntarily reduce the Swing Line Loan Commitment Amount, the Letter of Credit Commitment Amount or the Revolving Loan Commitment Amount; PROVIDED, HOWEVER, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000.

     SECTION 2.2.2. MANDATORY. The Revolving Loan Commitment Amount shall be reduced as set forth below.

          (a) Following the prepayment in full of the Term Loans, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date the Term Loans would otherwise have been required to be prepaid with any Excess Net Disposition Proceeds in an amount equal to the amount by which the Term Loans would otherwise be required to be prepaid if Term Loans had been outstanding; PROVIDED, that (notwithstanding the foregoing), the Revolving Loan Commitment Amount shall not be reduced to less than $200,000,000 as a result of the application of Excess Net Disposition Proceeds.

          (b) Any reduction of the Revolving Loan Commitment Amount (whether pursuant to SECTION 2.2.1 or this Section) which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

     SECTION 2.3. BORROWING PROCEDURES AND FUNDING MAINTENANCE. Loans shall be made by the Lenders in accordance with this Section.

     SECTION 2.3.1. TERM LOANS AND REVOLVING LOANS. By delivering a Borrowing Request to the Administrative Agent on or before 1:00 p.m., New York time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one (in the case of Base Rate Loans) and three (in the case of LIBO Rate Loans) nor more than (in each case) five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $5,000,000 and an integral multiple of $1,000,000, and in the case of Base Rate Loans, in a minimum amount of $1,000,000 and an integral multiple thereof, or, in either case, in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m., New York time, on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION 2.3.2. SWING LINE LOANS. (a) By telephonic notice, promptly followed (within three Business Days) by the delivery of a confirming Borrowing Request, to the Swing Line Lender on or before 12:00 noon (or later, if agreed to by the Swing Line Lender), New York time, on a Business Day, the Borrower may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $200,000 and an integral multiple of $100,000. Each request by the Borrower for a Swing Line Loan shall constitute a representation and warranty by the Borrower that on the date of such request and (if different) the date of the making of the Swing Line Loan, both immediately before and after giving effect to such Swing Line Loan and the application of the proceeds thereof, the statements made in SECTION 5.2.1 are true and correct. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender, by its close of business on the Business Day telephonic notice is received by it as provided in the preceding sentences, to the Borrower by wire transfer to the accounts the Borrower shall have specified in its notice therefor.

     (b) If (i) any Swing Line Loan shall be outstanding for more than four full Business Days or (ii) after giving effect to any request for a Swing Line Loan or a Revolving Loan the aggregate principal amount of Revolving Loans and Swing Line Loans outstanding to the Swing Line Lender, together with the Swing Line Lender's Percentage of all Letter of Credit Outstandings, would exceed the Swing Line Lender's Percentage of the Revolving Loan Commitment Amount, the Swing Line Lender, at any time in its sole and absolute discretion, may request each Revolving Loan Lender, and each such Revolving Loan Lender, including the Swing Line Lender hereby agrees, to make a Revolving Loan (which shall always be initially funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the amount of the Swing Line Loans ("REFUNDED SWING LINE LOANS") outstanding on the date such notice is given. On or before 11:00 a.m. (New York time) on the first Business Day following receipt by each Revolving Loan Lender of a request to make Revolving Loans as provided in the preceding sentence, each Revolving Loan Lender (other than the Swing Line Lender) shall deposit in an account specified by the Administrative Agent to the Lenders from time to time the amount so requested in same day funds, whereupon such funds shall be immediately delivered to the Swing

Line Lender (and not the Borrower) and applied to repay the Refunded Swing
Line Loans. On the day such Revolving Loans are made, the Swing Line Lender's Percentage of the Refunded Swing Line Loans shall be deemed to be paid. Upon the making of any Revolving Loan pursuant to this clause, the amount so funded shall become due under such Revolving Loan Lender's Revolving Note and shall no longer be owed under the Swing Line Note. Each Revolving Loan Lender's obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Loan Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Obligor; (iv) the acceleration or maturity of any Loans or the termination of the Revolving Loan Commitment after the making of any Swing Line Loan; (v) any breach of this Agreement by the Borrower or any other Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     (c) In the event that (i) the Borrower or any Subsidiary is subject to any bankruptcy or insolvency proceedings as provided in SECTION 8.1.9 or (ii) the Swing Line Lender otherwise requests, each Revolving Loan Lender shall acquire without recourse or warranty an undivided participation interest equal to such Revolving Loan Lender's Percentage of any Swing Line Loan otherwise required to be repaid by such Revolving Loan Lender pursuant to the preceding clause by paying to the Swing Line Lender on the date on which such Revolving Loan Lender would otherwise have been required to make a Revolving Loan in respect of such Swing Line Loan pursuant to the preceding clause, in same day funds, an amount equal to such Revolving Loan Lender's Percentage of such Swing Line Loan, and no Revolving Loans shall be made by such Revolving Loan Lender pursuant to the preceding clause. From and after the date on which any Revolving Loan Lender purchases an undivided participation interest in a Swing Line Loan pursuant to this clause, the Swing Line Lender shall distribute to such Revolving Loan Lender (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Loan Lender's participation interest is outstanding and funded) its ratable amount of all payments of principal and interest in respect of such Swing Line Loan in like funds as received; PROVIDED, HOWEVER, that in the event such payment received by the Swing Line Lender is required to be returned to the Borrower, such Revolving Loan Lender shall return to the Swing Line Lender the portion of any amounts which such Revolving Loan Lender had received from the Swing Line Lender in like funds.

     (d) Notwithstanding anything herein to the contrary, the Swing Line Lender shall not be obligated to make any Swing Line Loans if it has elected after the occurrence of a Default not to make Swing Line Loans and has notified the Borrower in writing or by telephone of such election. The Swing Line Lender shall promptly give notice to the Lenders of such election not to make Swing Line Loans.

     SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 1:00 p.m., New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one (in the case of a conversion of LIBO Rate Loans to Base Rate Loans) and three (in the case of a continuation of LIBO Rate Loans or a conversion of Base Rate Loans into LIBO Rate Loans) nor more than (in each case) five Business Days' notice that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000, in the case of the continuation of, or conversion into, LIBO Rate Loans, or an aggregate minimum amount of $1,000,000 and an integral multiple thereof, in the case of the conversion into Base Rate Loans, (other than Swing Line Loans as provided in CLAUSE (a) of SECTION 2.3.2) be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); PROVIDED, HOWEVER, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of the relevant Lenders, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Event of Default has occurred and is continuing.

     SECTION 2.5. FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan, so long as such action does not result in increased costs to the Borrower; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility; and PROVIDED, FURTHER, HOWEVER, that such Lender shall cause such foreign branch, Affiliate or international banking facility to comply with the applicable provisions of CLAUSE (b) of SECTION 4.6 with respect to such LIBO Rate Loan. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTION 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank Eurodollar market.

     SECTION 2.6. ISSUANCE PROCEDURES. By delivering to the Administrative Agent an Issuance Request on or before 1:00 p.m., New York time, on a Business Day, the Borrower may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice (or such other notice as may be acceptable to the Issuer in its sole discretion), in the case of an initial issuance of a Letter of Credit, and not less than three nor more than ten Business Days' notice prior to the then existing Stated Expiry Date of a Letter of Credit (unless a shorter or longer notice period is acceptable to the Issuer in its sole discretion), in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit for the Borrower's account or for the account of any wholly-owned U.S. Subsidiary of the Borrower, in such form as may be requested by the Borrower and approved by the Issuer, solely for the purposes described in SECTION 7.1.5. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary of the Borrower). Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Issuer. Each Letter of Credit shall by its terms be stated to expire on a date (its "STATED EXPIRY DATE") no later than the earlier to occur of (i) the Revolving Loan Commitment Termination Date or (ii) in the case of standby (including direct pay) Letters of Credit, one year from the date of its issuance and, in the case of documentary Letters of Credit, 180 days from the date of its issuance. The

Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder.

     SECTION 2.6.1. OTHER LENDERS' PARTICIPATION. Upon the issuance of each Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Revolving Loan Lender (other than the Issuer) shall be deemed to have irrevocably purchased from the Issuer, to the extent of its RL Percentage, and the Issuer shall be deemed to have irrevocably granted and sold to such Revolving Loan Lender, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation and all rights with respect thereto), and such Revolving Loan Lender shall, to the extent of its RL Percentage, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with SECTION 2.6.3. In addition, such Revolving Loan Lender shall, to the extent of its RL Percentage, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to SECTION 3.3.3 with respect to each Letter of Credit and of interest payable pursuant to SECTION 3.2 with respect to any Reimbursement Obligation. To the extent that any Revolving Loan Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Revolving Loan Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

     SECTION 2.6.2. DISBURSEMENTS; CONVERSION TO REVOLVING LOANS. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made (each such payment, a "DISBURSEMENT"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 12:00 noon, New York time, on the first Business Day following the Disbursement Date (the "DISBURSEMENT DUE DATE"), the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at the rate per annum otherwise applicable to Revolving Loans (made as Base Rate Loans) from and including the Disbursement Date to but excluding the Disbursement Due Date and, thereafter (unless such Disbursement is converted into a Base Rate Loan on the Disbursement Due Date), at a rate per annum equal to the rate per annum then in effect with respect to overdue Revolving Loans (made as Base Rate Loans) pursuant to SECTION 3.2.2 for the period from the Disbursement Due Date through the date of such reimbursement; PROVIDED, HOWEVER, that, if no Default shall have then occurred and be continuing, unless the Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the amount of the Disbursement shall be deemed to be a Revolving Loan constituting a Base Rate Loan and following the giving of notice thereof by the Administrative Agent to the Lenders, each Revolving Loan Lender (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Revolving Loan Lender's RL Percentage of such Revolving Loan. Each conversion of Disbursement amounts into Revolving Loans shall constitute a representation and warranty by the Borrower that on the date of the making of such Revolving Loan all of the statements set forth in
SECTION 5.2.1 are true and correct.

     SECTION 2.6.3. REIMBURSEMENT. The obligation (a "REIMBURSEMENT OBLIGATION") of the Borrower under SECTION 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon) not converted into a Base Rate Loan pursuant to SECTION 2.6.2, and, upon the failure of the Borrower to reimburse the Issuer and the giving of notice thereof by the Administrative Agent to the Lenders, each Revolving Loan Lender's obligation under SECTION 2.6.1 to reimburse the Issuer or fund its RL Percentage of any Disbursement converted into a Base Rate Loan, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; PROVIDED, HOWEVER, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

     SECTION 2.6.4. DEEMED DISBURSEMENTS. Upon the occurrence and during the continuation of any Event of Default of the type described in SECTION 8.1.9 or, with notice from the Administrative Agent acting at the direction of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default,

          (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

          (b) upon notification by the Administrative Agent to the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrower pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer. At such time when the Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section, together with accrued interest at the Federal Funds Rate, which have not been applied to the satisfaction of such Obligations.

     SECTION 2.6.5. NATURE OF REIMBURSEMENT OBLIGATIONS. The Borrower and, to the extent set forth in SECTION 2.6.1, each Revolving Loan Lender, shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or willful misconduct) shall not be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

          (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

          (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Revolving Loan Lender hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Borrower, each Obligor and each such Lender, and shall not put the Issuer under any resulting liability to the Borrower, any Obligor or any such Lender, as the case may be.

     SECTION 2.6.6. DEEMED ISSUANCE OF EXISTING LETTERS OF CREDIT. The parties hereto acknowledge and agree that all Existing Letters of Credit shall, for all purposes hereof, be deemed to be Letters of Credit issued hereunder on the Closing Date.

     SECTION 2.7. REGISTER; NOTES.

     (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to CLAUSE (b)(ii) below, execution and delivery of a Note evidencing the Loans made by such Lender to the Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

          (b)(i) The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for the purpose of this CLAUSE (b), to maintain a register (the "REGISTER") on which the Administrative Agent will record each Lender's Commitment, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to SECTION 10.11.1. Failure to make any recordation, or any error in such recordation, shall not affect the Borrower's obligation in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan (and as provided in CLAUSE (ii) the Note evidencing such Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor thereof and the compliance by the parties thereto with the other requirements of SECTION
     10.11.1. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

          (ii) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender, as applicable, a Note of the applicable Tranche evidencing the Loans made by such Lender. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor. The Loans evidenced by any Registered Note and interest thereon shall at all times (including after assignment pursuant to SECTION 10.11.1) be payable to the order of the payee named therein and its registered assigns. A Registered Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the obligation evidenced thereby in the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Registered Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Registered Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof and the compliance by the parties thereto with the other requirements of SECTION 10.11.1, and thereupon, if requested by the assignee, one or more new Notes shall be issued to the designated assignee and the old Registered Note shall be returned by the Administrative Agent to the Borrower marked "exchanged". No assignment of a Registered Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section.

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1. REPAYMENTS AND PREPAYMENTS; APPLICATION.

     SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower

          (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

               (i) Loans (other than Swing Line Loans), PROVIDED, HOWEVER, that

                    (A) any such prepayment of the Term Loans shall be made PRO
               RATA among Term Loans of the same type and if applicable, having the same Interest Period of all Lenders that have made such Term Loans, and any such prepayment of Revolving Loans shall be made PRO RATA among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans;

                    (B) the Borrower shall comply with SECTION 4.4 in the event that any LIBO Rate Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

                    (C) all such voluntary prepayments shall require at least
               three but no more than five Business Days' prior written notice to the Administrative Agent; and

                    (D) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000; or

               (ii) Swing Line Loans, PROVIDED that all such voluntary prepayments shall require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m., New York time, on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter);

          (b) shall, no later than one Business Day following the receipt of any Net Disposition Proceeds (exclusive of Net Disposition Proceeds received in connection with the disposition of assets of President and its Subsidiaries in an amount not to exceed $60,000,000 over the term of this Agreement) in excess of $25,000,000 ("EXCESS NET DISPOSITION PROCEEDS") in any Fiscal Year, subject to the following proviso, make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Excess Net Disposition Proceeds, to be applied as set forth in SECTION 3.1.2; PROVIDED, that, at the option of the Borrower and so long as no Default shall have occurred and be continuing or would result therefrom, the Borrower may use or cause the appropriate Subsidiary to use the Excess Net Disposition Proceeds to purchase assets useful in the business of the Borrower and its Subsidiaries or to purchase a majority controlling interest in a Person owning such assets or to increase any such controlling interest already maintained by it (with such assets or interests collectively referred to as "QUALIFIED ASSETS") within 18 months after the consummation (and with the Net Disposition Proceeds) of such sale, conveyance or disposition. If and to the extent that the Borrower has elected to reinvest Excess Net Disposition Proceeds as permitted above, then on the date which is 18 months after the relevant sale, conveyance or disposition, the Borrower shall deliver to the Administrative Agent, for application in accordance with this clause and
     SECTION 3.1.2, an amount equal to the remaining unused Excess Net Disposition Proceeds;

          (c) shall, on each date when any reduction in the Revolving Loan Commitment Amount shall become effective, including pursuant to SECTION 2.2, make a mandatory prepayment of Revolving Loans and (if necessary) Swing Line Loans, and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings in an aggregate amount equal to the excess, if any, of the aggregate outstanding principal amount of all Revolving Loans, Swing Line Loans and Letters of Credit Outstanding over the Revolving Loan Commitment Amount as so reduced;

          (d) shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount of all Term Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date (as such amounts may have otherwise been reduced pursuant to this Agreement), as applicable:


                                                        Principal
                  Period                                  Amount
                  ------                                  ------
      03/31/99 through (and including)
        12/31/99                                        $8,750,000

      03/31/00 through (and including)
        12/31/00                                        $8,750,000

      03/31/01 through (and including)
        12/31/01                                       $13,125,000

      03/31/02 through (and including)
        12/31/02                                       $17,500,000

      03/31/03 through (and including)
        12/31/03                                       $21,875,000

      03/31/04 through (and including)
        06/30/04                                       $17,500,000



      Stated Maturity Date for
        Term Loans                                     $35,000,000 or the then
                                                       outstanding principal
                                                       amount of all Term Loans,
                                                       if different; and

          (e) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans or Obligations pursuant to SECTION 8.2 or SECTION 8.3, repay all Loans and provide the Administrative Agent with cash collateral in an amount equal to the Letter of Credit Outstandings, unless, pursuant to SECTION 8.3, only a portion of all Loans and Obligations are so accelerated (in which case the portion so accelerated shall be so prepaid or cash collateralized with the Administrative Agent).

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4. No prepayment of principal of any Revolving Loans or Swing Line Loans pursuant to CLAUSE (a) of
SECTION 3.1.1 shall cause a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be.

     SECTION 3.1.2. APPLICATION. (a) Subject to CLAUSE (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, FIRST, to the principal amount thereof being maintained as Base Rate Loans, and SECOND, to the principal amount thereof being maintained as LIBO Rate Loans.

     (b) Each voluntary prepayment of Term Loans and each prepayment of Term Loans made pursuant to CLAUSE (b) of SECTION 3.1.1 shall be applied to the remaining Term Loan amortization payments required pursuant to CLAUSE (d) of
SECTION 3.1.1, PRO RATA in accordance with the amount of each such remaining Term Loan amortization payment, until all such Term Loans have been paid in full.

     SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this SECTION 3.2.

     SECTION 3.2.1. RATES. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) with respect to Revolving Loans and Term Loans,

               (i) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

               (ii) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin; and

          (b) with respect to Swing Line Loans, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin payable for Revolving Loans that are Base Rate Loans.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION 3.2.2. POST-MATURITY RATES. After the date any principal amount of any Loan shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation (other than overdue Reimbursement Obligations which shall bear interest as provided in
SECTION 2.6.2) of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to

          (a) in the case of any overdue principal amount of Loans, overdue interest thereon, overdue commitment fees or other overdue amounts owing in respect of Loans or other obligations (or the related Commitments) under a particular Tranche, the rate that would otherwise be applicable to Base Rate Loans under such Tranche pursuant to SECTION 3.2.1 plus 2%; and

          (b) in the case of overdue monetary Obligations (other than as described in CLAUSE (a)), the Alternate Base Rate plus 2%.

     SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

          (a) on the Stated Maturity Date therefor;

          (b) on the date of any payment or prepayment of the Term Loans, in whole or in part, of principal outstanding on such Loan;

          (c) with respect to Base Rate Loans, on each Quarterly Payment Date;

          (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the third month anniversary of the first day of such Interest Period);

          (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to CLAUSE (c), on the date of such conversion; and

          (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to SECTION 8.2 or SECTION 8.3, immediately upon such acceleration.

Interest accrued on Loans, Reimbursement Obligations or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 3.3. FEES. The Borrower agrees to pay the fees set forth in this SECTION 3.3. All such fees shall be non-refundable.

         SECTION 3.3.1. COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Loan Lender, for the period (including any portion thereof when any of the Revolving Loan Lender's Commitments are suspended by reason of the Borrower's inability to satisfy any condition of ARTICLE V) commencing on the Effective Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee at the rate of the Applicable Commitment Fee Margin on such Revolving Loan Lender's RL Percentage of the average daily unused portion of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings). Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans by the Swing Line Lender shall constitute the usage of the Revolving Loan Commitment with respect to the Swing Line Lender only and the commitment fees to be paid by the Borrower to the Lenders (other than the Swing Line Lender) shall be calculated and paid accordingly.

         SECTION 3.3.2. ADMINISTRATIVE AGENT'S FEE. The Borrower agrees to pay to the Administrative Agent, for its own account, the non-refundable fees in the amounts and on the dates set forth in the Fee Letter.

         SECTION 3.3.3. LETTER OF CREDIT FEE. The Borrower agrees to pay to the Administrative Agent, for the PRO RATA account of the Issuer and each other Revolving Loan Lender, a Letter of Credit fee in an amount equal to (a) with respect to each standby (including direct pay) Letter of Credit, the Applicable Margin per annum for Revolving Loans that are maintained as LIBO Rate Loans multiplied by the Stated Amount of each such Letter of Credit, and (b) with respect to each documentary Letter of Credit, 0.5625% per annum multiplied by the Stated Amount of each such Letter of Credit, such fees being in each case payable quarterly in arrears on each Quarterly Payment Date.


                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

         SECTION 4.1. LIBO RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any Loans as LIBO Rate Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist (with the date of such notice being the "REINSTATEMENT DATE"), and (i) all LIBO Rate Loans previously made by such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion and (ii) all Loans thereafter made by such Lender and outstanding prior to the Reinstatement Date shall be made as Base Rate Loans, with interest thereon being payable on the same date that interest is payable with respect to corresponding Borrowing of LIBO Rate Loans made by Lenders not so affected.

         SECTION 4.2. DEPOSITS UNAVAILABLE. If the Administrative Agent shall have determined that

                  (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market; or

                  (b) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under SECTION 2.3 and SECTION 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

         SECTION 4.3. INCREASED LIBO RATE LOAN COSTS, ETC. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans (excluding any amounts, whether or not constituting Taxes, referred to in SECTION 4.6) arising after the date of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority that results in such increase in cost or reduction in amounts receivable. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 4.4. FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

                  (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
         SECTION 3.1 or otherwise;

                  (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

                  (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 4.5. INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, participation in Letters of Credit or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return; PROVIDED, that the Borrower shall not be liable to any Lender for such additional amounts incurred more than sixty days prior to receipt by the Borrower of the notice referred to in the immediately preceding sentence from such Lender. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

         SECTION 4.6. TAXES. (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder (including Reimbursement Obligations and fees) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) Taxes imposed on the Administrative Agent as a result of a present or former connection between the applicable lending office of the Administrative Agent, and Taxes imposed on any Lender as a result of a present or former connection between the applicable lending office of a Lender, in each case and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or taken any action to enforce, this Agreement) or (ii) any taxes to the extent that they are in effect and would apply as of the date any Person becomes a Lender or Assignee Lender, or as of the date that any Lender changes its applicable lending office, to the extent such taxes become applicable as a result of such change (other than a change in an applicable lending office made pursuant to SECTION 4.10 below) (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

                  (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

                  (iii) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required, PROVIDED, HOWEVER, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States or a state thereof if such Lender fails to comply with the requirements of CLAUSE (b) of
         SECTION 4.6.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and the Borrower will promptly pay to such Person such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person (including any Taxes on such additional amount) shall equal the amount of such Taxes paid by such Person.

         If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure.

         (b) Each Non-U.S. Lender shall, (i) on or prior to the date of the execution and delivery of this Agreement, in the case of each Lender listed on the signature pages hereof, or, in the case of an Assignee Lender, on or prior to the date it becomes a Lender, execute and deliver to the Borrower and the Administrative Agent, two or more (as the Borrower or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or, solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", United States Internal Revenue Service Forms W-8 and a certificate signed by a duly authorized officer of such Lender representing that such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes; and (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or documents on or before the date that any such form or document expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent such form or document previously delivered by it to the Borrower.

         (c) If the Borrower determines in good faith that a reasonable basis exists for contesting the imposition of a Tax with respect to a Lender or the Administrative Agent, the relevant Lender or the Administrative Agent, as applicable, shall cooperate with the Borrower in challenging such Tax at the Borrower's expense if requested by the Borrower.

         SECTION 4.7. PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by or on behalf of the Borrower pursuant to this Agreement, the Notes, each Letter of Credit or any other Loan Document shall be made by the Borrower to the Administrative Agent for the PRO RATA account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 noon, New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE (c) of the definition of the term "INTEREST PERIOD") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 4.8. SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligation (other than pursuant to the terms of SECTIONS 4.3, 4.4 and 4.5) in excess of its PRO RATA share of payments then or therewith obtained by all Lenders entitled thereto, such Lender shall purchase from the other Lenders such participation in Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

                  (a) the amount of such selling Lender's required repayment to the purchasing Lender

TO

                  (b)  the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 4.9. SETOFF. Each Lender shall, upon the occurrence of any Default described in CLAUSES (a) through (d) of SECTION 8.1.9 as it relates to the Borrower or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due) any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by such Lender; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of SECTION 4.8. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

         SECTION 4.10. MITIGATION. Each Lender agrees that if it makes any demand for payment under SECTION 4.3, 4.4, 4.5, or 4.6, or if any adoption or change of the type described in SECTION 4.1 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under SECTION 4.3, 4.4, 4.5, or 4.6, or would eliminate or reduce the effect of any adoption or change described in SECTION 4.1.

         SECTION 4.11. REPLACEMENT OF LENDERS. If any Lender (an "AFFECTED LENDER") makes a determination under SECTION 4.1 or a demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to
SECTION 4.3, 4.5 or 4.6 and the payment of such additional amounts are, and are likely to continue to be, more onerous in the reasonable judgment of the Borrower than with respect to the other Lenders, the Borrower may, within 30 days of receipt by the Borrower of such demand or notice (or the occurrence of such other event causing the Borrower to be required to pay such compensation), as the case may be, give notice (a "REPLACEMENT NOTICE") in writing to the Administrative Agent and such Affected Lender of the Borrower's intention to replace such Affected Lender with a financial institution (a "REPLACEMENT LENDER") designated in such Replacement Notice. If the Administrative Agent shall, in the exercise of its reasonable discretion and within 30 days of their receipt of such Replacement Notice, notify the Borrower and such Affected Lender in writing that the designated financial institution is satisfactory to the Administrative Agent (such consent not being required where the Replacement Lender is already a Lender), then such Affected Lender shall assign, in accordance with SECTION 10.11.1, all of its Commitments, Loans and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations, if applicable) to such designated financial institution; PROVIDED, HOWEVER, that (i) such assignment shall be without recourse, representation or warranty (except as to title) and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such designated financial institution, (ii) the purchase price paid by such designated financial institution shall be in the amount of such Affected Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof), (ii) the Borrower shall have paid to the Administrative Agent for the account of the Affected Lender all other amounts owing to such Affected Lender under this Agreement

(including the amounts demanded and unreimbursed under this Article, commitment fees, expense reimbursements, indemnities and breakage fees with respect to any LIBO Rate Loan computed as if such Loan were being prepaid) and (iii) the Borrower shall pay to the Affected Lender and the Administrative Agent all reasonable out-of-pocket expenses incurred by the Affected Lender and the Administrative Agent in connection with such assignment and assumption (including the processing fees described in SECTION 10.11.1). Upon the effective date of an assignment described above, the Replacement Lender shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.


                                    ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

         SECTION 5.1. INITIAL CREDIT EXTENSIONS. The obligations of the Lenders to make Loans and the Issuer to issue Letters of Credit and continue Existing Letters of Credit as Letters of Credit under this Agreement shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth below.

         SECTION 5.1.1. RESOLUTIONS, ETC. The Administrative Agent shall have received from the Borrower a certificate, dated the Closing Date, of its Secretary or Assistant Secretary as to, and attaching,

                  (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of the Purchase Agreement, this Agreement, each other Loan Document to be executed by it and the transactions contemplated hereby and thereby;

                  (b) the incumbency and signatures of those of its officers authorized to act with respect to the Purchase Agreement, this Agreement and each other Loan Document executed by it; and

                  (c) the full force and validity of its Organic Documents,

upon which certificate each Agent, each Lender and the Issuer may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate.

         SECTION 5.1.2. DELIVERY OF NOTES. The Administrative Agent shall have received, for the account of each Lender that has requested a Note, such Lender's Notes, duly executed and delivered by the Borrower.

         SECTION 5.1.3. CONSUMMATION OF ACQUISITION. The Administrative Agent shall have received evidence satisfactory to it that (a) all actions necessary to consummate the Acquisition shall have been taken in accordance with all applicable laws, and (b) the Acquisition shall have been consummated for an aggregate purchase price (excluding related fees and expenses) not to exceed $450,000,000 (as such amount may be adjusted pursuant to the terms of the Purchase Agreement), with the amount of related fees and expenses not to exceed $10,000,000.

         SECTION 5.1.4. ACQUISITION DOCUMENTS. The Administrative Agent shall have received (with copies for each Lender) a fully executed copy of the Purchase Agreement and, to the extent requested by the Administrative Agent, all other documents and instruments delivered in connection with the consummation of the Acquisition that are required to be delivered pursuant to the terms of the Purchase Agreement. The Purchase Agreement shall be in full force and effect and shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Acquisition in the Purchase Agreement unless otherwise agreed to by the Required Lenders.

         SECTION 5.1.5. CLOSING DATE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Lender, the Closing Date Certificate, dated the Closing Date and duly executed and delivered by the chief executive, financial or accounting (or equivalent) Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date under this Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         SECTION 5.1.6. PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC. All Indebtedness identified in ITEM 7.2.2 of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Credit Extensions) or to the extent not pre-paid are permitted to remain outstanding under this Agreement, and all Liens securing payment of any such Indebtedness shall have been released (or to the extent not released are permitted to remain outstanding under this Agreement) and (if applicable) the Administrative Agent shall have received executed Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith (or arrangements satisfactory to the Administrative Agent shall have been entered into relating to such release to occur promptly following the initial Credit Extensions).

         SECTION 5.1.7. FINANCIAL INFORMATION, ETC. The Administrative Agent shall have received, with copies for each Lender,

                  (a) the (i) unqualified audited consolidated financial statements of President and its Subsidiaries for the 1995, 1996, 1997 Fiscal Years, and (ii) the unaudited consolidated balance sheet and income statements of President and its Subsidiaries for the period ended June 30, 1998, prepared on a basis substantially comparable to the basis used to prepare the audited financial statements of President and its Subsidiaries referred to in CLAUSE (a)(i);

                  (b) a PRO FORMA consolidated balance sheet to the Borrower and its Subsidiaries, as of the Closing Date (the "PRO FORMA BALANCE SHEET"), certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the consummation of the Acquisition and all the transactions contemplated by this Agreement and reflecting the proposed capital structure of the Borrower, which shall be satisfactory in all respects to the Administrative Agent; and

                  (c) PRO FORMA consolidated projections of the Borrower and its Subsidiaries (including President and its Subsidiaries), satisfactory in all respects to the Administrative Agent.

         SECTION 5.1.8. SOLVENCY, ETC. The Administrative Agent shall have received, with counterparts for each Lender, a Solvency Certificate dated the Closing Date, duly executed and delivered by an Authorized Officer of the Borrower.

         SECTION 5.1.9. LITIGATION. The Administrative Agent shall be satisfied in all respects that there exists no pending or threatened material litigation, proceedings or investigation contesting the Acquisition or this Agreement, or which could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole (which shall be deemed to include President and its Subsidiaries).

         SECTION 5.1.10. MATERIAL ADVERSE CHANGE. The Lenders shall be satisfied (as evidenced by the delivery of their respective executed signature page to this Agreement) that there has been no material adverse change in the financial condition, operations, assets, business, properties, or prospects of the Borrower and its Subsidiaries, taken as a whole (which shall be deemed to include President and its Subsidiaries) since January 3, 1998.

         SECTION 5.1.11. SOURCES AND USES, ETC. The Administrative Agent shall be satisfied with (i) the final structure of the Acquisition, (ii) the sources and uses of proceeds used to consummate the Acquisition and (iii) the terms and provisions of all documents, agreements and contracts related to the Acquisition.

         SECTION 5.1.12. GOVERNMENTAL APPROVAL, ETC. All material (as reasonably determined by the Administrative Agent) governmental and third party approvals necessary or advisable in connection with the Acquisition, the financing contemplated hereunder and the continuing operations of the Borrower, President and their respective Subsidiaries shall have been obtained and shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Acquisition or the financing thereof.

         SECTION 5.1.13. TRUSTEE LETTER; CALCULATION OF CONSOLIDATED COVERAGE RATIO. The Borrower shall have delivered to the trustee under the Indenture a notice to the effect that this Agreement is the "Credit Agreement" and that the Administrative Agent is the "Credit Agent" for all purposes under (and as such terms are defined in) the Indenture. The Administrative Agent shall have also received a certificate from an Authorized Officer of the Borrower evidencing the calculation of the Consolidated Coverage Ratio (under and as defined in the Indenture) after giving effect to the Credit Extensions made on the Closing Date, together with a summary of how the Borrower is designating the Credit Extensions under Section 3.8 of the Indenture, and such certificates shall demonstrate that all Credit Extensions made on such date shall constitute "Senior Indebtedness" (as defined in the Indenture).

         SECTION 5.1.14. OPINION OF COUNSEL. The Administrative Agent shall have received an opinion letter, dated the Closing Date and addressed to the Administrative Agent and all Lenders, from (i) Winston & Strawn, New York counsel to the Borrower and its U.S.

Subsidiaries, and (ii) Thomas E. O'Neill, general counsel to the Borrower and its U.S. Subsidiaries, in each case in form and substance satisfactory to the Administrative Agent.

         SECTION 5.1.15. RELIANCE LETTERS. The Administrative Agent shall have received reliance letters, dated the Closing Date and addressed to each Lender and the Administrative Agent, in respect of each of the legal opinions delivered in connection with the Acquisition from counsel to the Borrower and counsel to President.

         SECTION 5.1.16. CLOSING FEES, EXPENSES, ETC. The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to SECTIONS 3.3 and 10.3, if then invoiced.

         SECTION 5.2. ALL CREDIT EXTENSIONS. The obligation of each Lender and the Issuer to make any Credit Extension (including the initial Credit Extensions) shall be subject to the satisfaction of each of the conditions precedent set forth in this SECTION 5.2.

         SECTION 5.2.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

                  (a) the representations and warranties set forth in ARTICLE VI and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                  (b) the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (y) all Letter of Credit Outstandings does not exceed the Revolving Loan Commitment Amount; and

                  (c) no Default shall have then occurred and be continuing.

         SECTION 5.2.2. CREDIT EXTENSION REQUEST. The Administrative Agent shall have received a Borrowing Request, if Loans (other than Swing Line Loans) are being requested, or an Issuance Request (except in the case of the deemed issuance hereunder on the Closing Date of Existing Letters of Credit pursuant to
SECTION 2.6.6), if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of any Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in
SECTION 5.2.1 are true and correct.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders, the Issuer and the Agents to enter into this Agreement, continue the Existing Letters of Credit as Letters of Credit hereunder and to make Credit

Extensions hereunder, the Borrower represents and warrants unto each Lender, the Issuer and each Agent as set forth in this Article.

         SECTION 6.1. ORGANIZATION, ETC. The Borrower and each of its Subsidiaries (a) is validly organized and existing and in good standing under the laws of the State of its organization, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to qualify would not reasonably be expected to result in a Material Adverse Effect, and (b) has full power and authority and holds all requisite governmental licenses, permits and other approvals to (i) enter into and perform its Obligations in connection with the Acquisition and under this Agreement and each other Loan Document to which it is a party and (ii) own and hold under lease its property and to conduct its business substantially as currently conducted by it except, in the case of this CLAUSE (b)(ii), where the failure could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Agreement and each other Loan Document executed or to be executed by it, and the Borrower's and, where applicable, each Subsidiary's participation in the consummation of the Acquisition are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Borrower's or any such Subsidiary's Organic Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Subsidiary, where such contravention, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any other Subsidiary's properties.

         SECTION 6.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by the Borrower of this Agreement or any other Loan Document to which it is a party, or for the Borrower's or any Subsidiary's participation in the consummation of the Acquisition, except as have been duly obtained or made and are in full force and effect or those which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 6.4. VALIDITY, ETC. This Agreement constitutes, and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         SECTION 6.5. FINANCIAL INFORMATION.  The

                  (a) audited consolidated balance sheet of President and its Subsidiaries as at December 27, 1997 and the related consolidated statements of earnings and cash flow; and

                  (b) audited consolidated balance sheet of the Borrower and its Subsidiaries (prior to giving effect to the Acquisition) and related consolidated statement of earnings and cash flow, as at January 3, 1998;

copies of which have been furnished to each Agent, the Issuer and each Lender, have, in each case, been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

         SECTION 6.6. NO MATERIAL ADVERSE CHANGE. Since January 3, 1998, there has been no material adverse change in the financial condition, operations, assets, business or properties of the Borrower and its Subsidiaries, taken as a whole.

         SECTION 6.7. LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, labor controversy, arbitration or governmental investigation affecting the Borrower or any Subsidiary, or any of their respective properties, businesses, assets or revenues, which (a) could reasonably be expected to result in a Material Adverse Effect, or (b) purports to affect the legality, validity or enforceability of the Acquisition, this Agreement, the Notes or any other Loan Document, except as disclosed in ITEM 6.7 ("Litigation") of the Disclosure Schedule.

         SECTION 6.8. YEAR 2000 COMPLIANCE. The Borrower reasonably believes that all internal computer operations that are material to its and each of its Subsidiaries' business operations will be able to perform properly date sensitive functions for all dates before, on and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

         SECTION 6.9. OWNERSHIP OF PROPERTIES. The Borrower and each of its Subsidiaries owns good title to all of its properties and assets (other than insignificant properties and assets), real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens or material claims (including material infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to SECTION 7.2.3.

         SECTION 6.10. TAXES. The Borrower and each of its Subsidiaries has filed all Federal, State and other material tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 6.11. PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no Pension Plan has been terminated that has resulted in a liability to the Borrower or any of its Subsidiaries of more than $10,000,000, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in excess of $10,000,000. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by the Borrower or any of its Subsidiaries of any material liability, fine or penalty other than such condition, event or transaction which would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in
ITEM 6.11 of the Disclosure Schedule, since the date of the last financial statement the Borrower has not materially increased any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

         SECTION 6.12.  ENVIRONMENTAL WARRANTIES.  Except as set forth in ITEM
6.12 of the Disclosure Schedule or as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

                  (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in compliance with all Environmental Laws;

                  (b) there have been no past, and there are no pending or threatened

                           (i) written claims, complaints, notices or requests
                  for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

                           (ii) written complaints, notices or inquiries to the
                  Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law;

                  (c) to the best knowledge of the Borrower, there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;

                  (d) the Borrower and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

                  (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or, to the knowledge of the Borrower or any of its Subsidiaries, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                  (f) to the best knowledge of the Borrower, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;

                  (g) the Borrower and its Subsidiaries have not directly transported or directly arranged for the transportation of any Hazardous Material to any location (i) which is listed or to the knowledge of the Borrower or any of its Subsidiaries, proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list, or (ii) which is the subject of federal, state or local enforcement actions or other investigations;

                  (h) to the best knowledge of the Borrower, there are no polychlorinated biphenyls or friable asbestos present in a manner or condition at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower; and

                  (i) to the best knowledge of the Borrower, no conditions exist at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

         SECTION 6.13. REGULATIONS U AND X. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Exchange Act or any "margin stock" in violation of Regulations U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         SECTION 6.14. ACCURACY OF INFORMATION. (a) All material factual information concerning the financial condition, operations or prospects of the Borrower and its Subsidiaries furnished on or prior to the Closing Date by or on behalf of the Borrower in writing to the Administrative Agent, the Issuer or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (including (i) the Acquisition and (ii) such information contained in the Bank Confidential Offering Memorandum) is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Administrative Agent, the Issuer or any Lender will be, True and Accurate.

         (b) Any term or provision of this Section to the contrary notwithstanding, insofar as any of the factual information described above includes (i) assumptions, estimates, projections or opinions, no representation or warranty is made herein with respect thereto; PROVIDED, HOWEVER, that to the extent any such assumptions, estimates, projections or opinions are based on factual matters, the Borrower has reviewed such factual matters and nothing has come to its attention in the context of such review which would lead it to believe that such factual matters were not or are not true and correct in all material respects or that such factual matters omit to state any material fact necessary to make such assumptions, estimates, projections or opinions not misleading in any material respect and (ii) information concerning President and its Subsidiaries prior to the Acquisition that was supplied to the Agents, the Lenders or the Issuer on or prior to the Closing Date, then the representation made in CLAUSE (a) as to such information being True and Accurate is only made to the best of the Borrower's knowledge.

         SECTION 6.15. SENIORITY OF OBLIGATIONS, ETC. The subordination provisions of the Subordinated Notes and contained in each Subordinated Note Indenture are enforceable against the holders of the Subordinated Notes by the Agents, the Lenders and the Issuer, as applicable, which have not effectively waived the benefits thereof in writing. All monetary Obligations, including those to pay principal of and interest (including post-petition interest, whether or not permitted as a claim) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Indebtedness", "Senior Debt" or similar term referring to the Obligations, as applicable in such Subordinated Note Indenture, and all such Obligations are entitled to the benefits of the subordination created by such Subordinated Note Indenture. The Borrower acknowledges that each Agent, the Issuer and each Lender is entering into this Agreement, and is extending its Commitments, in reliance upon the subordination provisions of (or to be contained in) each Subordinated Note Indenture, the Subordinated Notes and this Section. Both before and after giving effect to the making of a Credit Extension, the Borrower has remained in compliance with Section 3.8 of the Indenture (or any similar provision contained in any Refinancing Note Indenture). Notwithstanding anything herein or in any Subordinated Note Indenture to the contrary, each Revolving Loan and Swing Line Loan and Letter of Credit made hereunder and Reimbursement Obligations under Letters of Credit issued hereunder shall constitute "Senior Indebtedness", "Senior Debt" or similar term referring to the Obligations, as applicable in such Subordinated
Note Indenture. The parties hereto acknowledge and agree that the foregoing representations shall only be made to the extent that the Subordinated Notes have not been repaid in full.


                                   ARTICLE VII

                                    COVENANTS

         SECTION 7.1. AFFIRMATIVE COVENANTS. The Borrower agrees with each Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth below.

         SECTION 7.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower will furnish, or will cause to be furnished, to each Lender, the Issuer and each Agent copies of the following financial statements, reports, notices and information:

                  (a) promptly following each Form 10-Q filing by the Borrower with the SEC and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, the Borrower's report to the SEC on Form 10-Q, certified by the chief financial Authorized Officer of the Borrower;

                  (b) promptly following each Form 10-K filing by the Borrower with the SEC and in any event within 120 days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein a consolidated balance sheet for the Borrower and its Subsidiaries as of the end of such Fiscal Year, together with the related consolidated statement of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Year the Borrower's report to the SEC on Form 10-K, in each case certified (without any Impermissible Qualification) by PriceWaterhouseCoopers LLP or another "Big Four" firm of independent public accountants;

                  (c) together with the delivery of the financial information required pursuant to CLAUSES (a) and (b), a Compliance Certificate, executed by the chief financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in SECTION 7.2.4;

                  (d) as soon as possible and in any event within three Business Days after obtaining knowledge of the occurrence of each Default, a statement of the chief financial Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

                  (e) as soon as possible and in any event within five Business Days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, labor controversy, arbitration or governmental investigation described in SECTION 6.7 and the action which the Borrower has taken and proposes to take with respect thereto or (y) the commencement of any litigation, action, proceeding, labor controversy, arbitration or governmental investigation of the type described in SECTION 6.7, notice thereof and of the action which the Borrower has taken and proposes to take with respect thereto;

                  (f) promptly after the sending or filing thereof, copies of all reports and registration statements which the Borrower or any of its Subsidiaries files with the SEC or any national securities exchange;

                  (g) as soon as practicable after the chief financial officer or the chief executive officer of the Borrower or a member of the Borrower's Controlled Group becomes aware of (i) formal steps in writing to terminate any Pension Plan or (ii) the occurrence of any event with respect to a Pension Plan which, in the case of (i) or (ii), could reasonably be expected to result in a contribution to such Pension Plan by (or a liability to) the Borrower or a member of the Borrower's Controlled Group in excess of $10,000,000, (iii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, (iv) the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that the Borrower furnish a bond to the PBGC or such Pension Plan or (v) any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

                  (h) promptly and in any event within five Business Days following receipt of any notice from S&P or Moody's (or any other nationally recognized agency that has previously rated the Borrower's long-term unsecured Debt) of a change in such long-term unsecured Debt rating, a copy of such notice; and

                  (i) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender or the Issuer through the Administrative Agent may from time to time reasonably request.

         SECTION 7.1.2. COMPLIANCE WITH LAWS, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws (including

Environmental Laws), rules, regulations and orders, such compliance to include (without limitation):

                  (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect;

                  (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; and

                  (c) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, in each case except where the failure to comply with the terms of this clause could not reasonably be expected to have a Material Adverse Effect.

         SECTION 7.1.3. MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties (other than insignificant properties) in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

         SECTION 7.1.4. BOOKS AND RECORDS. The Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect in all material respects all of its business affairs and transactions and permit the Administrative Agent, the Issuer and each Lender or any of their respective representatives, at reasonable times and intervals, and upon reasonable notice, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with the Issuer and each Lender or its representatives whether or not any representative of the Borrower is present) and to examine, and photocopy extracts from, any of its books or other corporate records.

         SECTION 7.1.5. USE OF PROCEEDS, ETC. The Borrower shall apply the proceeds of the Credit Extensions as follows:

                  (a)  in the case of Revolving Loans,

                           (i) to refinance the principal amount of the loans and other amounts owing under the Existing Credit Agreement;

                           (ii) to pay a portion of the purchase price of the Shares, and to pay transaction costs, fees and expenses associated with the Acquisition; and

                           (iii) for working capital and general corporate
                  purposes of the Borrower and its U.S. Subsidiaries (including the acquisition of Capital Stock and assets, and the redemption, repurchase or defeasance of Subordinated Debt, in each case to the extent permitted under the terms of this Agreement); and

                  (b) in the case of Letters of Credit, for issuing documentary and standby (including direct pay) Letters of Credit for working capital and general corporate purposes of the Borrower and its U.S. Subsidiaries (including the replacement of or deemed issuance hereunder of Existing Letters of Credit), as described in SECTION 2.6; and

                  (c)  in the case of Term Loans,


                           (i) to refinance the principal amount of the loans
                  and other amounts owing under the Existing Credit Agreement;
                  and

                          (ii) to pay a portion of the purchase price of the
                  Shares, and to pay costs, fees and expenses associated with the Acquisition.

Notwithstanding any provisions of this Agreement to the contrary, no proceeds of any Credit Extension shall be used to make an Investment in or otherwise acquire any Capital Stock of a Person unless such Investment or acquisition has been approved by the board of directors (or equivalent managerial body) of such Person (it being the intent of the parties hereto that proceeds of Credit Extensions shall not be used to finance the purchase of Capital Stock in "hostile tender offers").

         SECTION 7.1.6. LONG-TERM DEBT RATING DOWNGRADE. The Borrower covenants and agrees that promptly, and in any event within 30 days following the Downgrade Date, it will, and will cause each of its then existing U.S. Subsidiaries (other than Immaterial Subsidiaries and Receivable Co.) and, after the Downgrade Date, upon any Person becoming a U.S. Subsidiary of the Borrower (other than an Immaterial Subsidiary and Receivable Co.), such future U.S. Subsidiary to,

                  (a) in the case of such U.S. Subsidiaries, execute and deliver to the Administrative Agent, with sufficient copies for each Lender, a guaranty of payment (in form and substance reasonably satisfactory to the Administrative Agent) of all Obligations; and

                  (b) pledge to the Administrative Agent, for the benefit of the Lenders, the Issuer and each Agent, pursuant to a pledge agreement (in form and substance satisfactory to the Administrative Agent), 100%, in the case of each U.S. Subsidiary, other than Immaterial Subsidiaries and Receivables Co., and 65%, in the case of non-U.S. Subsidiaries, of the issued and outstanding Capital Stock of each Subsidiary, and shall take all such actions as requested by the Administrative Agent to ensure that the Administrative Agent has a first priority (shared PARI PASSU with obligations (if any) under the Bridge Facility pursuant to an Intercreditor Agreement satisfactory to the Required Lenders) perfected Lien on and security interest in all Capital Stock pledged in favor of the Administrative Agent (including delivery to the Administrative Agent of all shares of certificated securities so pledged, accompanied by stock powers or other instruments of transfer, undated and duly executed in blank by the applicable pledgor and, in the case of uncertificated Capital Stock, notice of the pledge by the pledgor to the issuer of such Capital Stock, and evidence of the recording on the books of such issuer of the pledge described above); PROVIDED, that the failure of the Required Lenders to approve an Intercreditor Agreement shall not result in a breach of the Agreement; and

                  (c) deliver legal opinions addressed to all Lenders, the Issuer and the Administrative Agent in form and substance, and from counsel, reasonably acceptable to the Administrative Agent relating to the actions described in CLAUSES (a) and (b);

PROVIDED, HOWEVER, that the U.S. Subsidiaries executing a guaranty and whose Capital Stock is pledged pursuant to this Section shall, at any time after the Downgrade Date, in the aggregate, account for no less than 85% of the consolidated gross revenues of the Borrower and its Subsidiaries and have assets which represent no less than 85% of the consolidated gross assets of the Borrower and its Subsidiaries, as such revenues and assets are measured on the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to CLAUSES (a) or (b) of SECTION 7.1.1, financial statements have been, or are required to have been, delivered by the Borrower.

In furtherance of the foregoing, the Borrower agrees that it shall make all reasonable efforts to cause either S&P and/or Moody's (or another nationally recognized rating agency acceptable to the Administrative Agent) to at all times continue to rate the Borrower's long term senior, unsecured Debt.

         SECTION 7.2. NEGATIVE COVENANTS. The Borrower agrees with the Administrative Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth below.

         SECTION 7.2.1. BUSINESS ACTIVITIES. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business activity, except (i) business activities of the type in which the Borrower and its Subsidiaries are engaged on the date hereof and such activities as may be incidental, similar or related thereto and (ii) other business activities which, collectively, do not account for more than 10% of the consolidated total revenue of the Borrower and its Subsidiaries for the most recently ended four quarter period.

         SECTION 7.2.2. INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                  (a) Indebtedness in respect of the Credit Extensions and other Obligations;

                  (b) Indebtedness existing as of the Effective Date which is identified in ITEM 7.2.2(b) of the Disclosure Schedule, and any refinancing or replacement thereof, but only in amounts not in excess of the outstanding amounts on the date of such refinancing (which shall not exceed the committed amount on the Effective Date);

                  (c) Indebtedness incurred by the Borrower or any of its Subsidiaries (i) owed to any Person providing financing for the acquisition of any assets permitted to be acquired pursuant to SECTION 7.2.7 to finance its acquisition of such assets, and (ii) in respect of Capitalized Lease Liabilities (but only to the extent otherwise permitted by SECTION 7.2.7); PROVIDED, that the maximum aggregate amount of all Indebtedness permitted under this CLAUSE (c) shall not at any time exceed $50,000,000;

                  (d) Hedging Obligations of the Borrower or any of its Subsidiaries;

                  (e) intercompany Indebtedness of any Subsidiary of the Borrower owing to the Borrower or any other Subsidiary of the Borrower, which Indebtedness shall, in the case of Receivables Co., be incurred only in connection with the Permitted Receivables Transaction;

                  (f) unsecured intercompany Indebtedness of the Borrower owing to a Subsidiary of the Borrower that has previously executed and delivered to the Administrative Agent the Intercompany Subordination Agreement;

                  (g) unsecured Subordinated Debt of the Borrower owing to the Subordinated Noteholders evidenced by the Subordinated Notes and governed by the terms of a Subordinated Note Indenture;

                  (h) Indebtedness of Receivables Co. incurred in connection with the Permitted Receivables Transaction in an aggregate amount at any time not to exceed $145,000,000;

                  (i) Indebtedness of the Borrower incurred under the Bridge Agreement in a principal amount at any time outstanding not to exceed $125,000,000; PROVIDED, HOWEVER, that the Indebtedness under the Bridge Agreement shall be repaid in full and the Bridge Agreement shall be terminated upon earlier of (i) 364 days following the Closing Date and
         (ii) the consummation of the Permitted Receivables Transaction;

                  (j) Indebtedness of Subsidiaries of the Borrower (other than the Immaterial Subsidiaries and Receivables Co.) pursuant to the Subordinated Guaranty; and

                  (k) other Indebtedness in an aggregate amount at any time not to exceed $250,000,000 (provided that the aggregate amount of such Indebtedness of Subsidiaries shall not exceed $125,000,000 at any time outstanding).

         SECTION 7.2.3. LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document executed pursuant to SECTION 7.1.6 together with a PARI PASSU Lien to secure obligations under the Bridge Facility and related documents;

                  (b) Liens granted prior to the Effective Date to secure payment of Indebtedness of the type permitted and described in CLAUSE
         (b) of SECTION 7.2.2;

                  (c) Liens granted to secure payment of Indebtedness of the type permitted and described in CLAUSE (c) of SECTION 7.2.2 and any extension, renewal or replacement thereof but only if the principal amount of the Indebtedness secured thereby is not increased and such Liens do not extend to cover any other property or assets;

                  (d) Liens for taxes, assessments or other governmental charges or levies, including Liens pursuant to Section 107(l) of CERCLA or other similar law, not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (e) Liens of carriers, warehousemen, mechanics, repairmen, materialmen and landlords or other like liens incurred in the ordinary course of business for sums not overdue for a period of more than 30 days or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (f) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, insurance obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                  (g) judgment Liens in existence less than 60 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by a bond or (subject to a customary deductible) by insurance maintained with responsible insurance companies;

                  (h) Liens with respect to recorded minor imperfections of title and easements, rights-of-way, restrictions, reservations, permits, servitudes and other similar encumbrances on real property and fixtures which do not materially detract from the value or materially impair the use by the Borrower or any such Subsidiary in the ordinary course of their business of the property subject thereto;

                  (i) leases or subleases granted by the Borrower or any of its Subsidiaries to any other Person in the ordinary course of business;

                  (j) Liens in the nature of trustees' Liens granted pursuant to any indenture governing any Indebtedness permitted by SECTION 7.2.2, in each case in favor of the trustee under such indenture and securing only obligations to pay compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof;

                  (k) Liens on Accounts of Receivables Co. created in connection with the Permitted Receivables Transaction; and

                  (l) other Liens securing Indebtedness or other obligations of the Borrower and its Subsidiaries; PROVIDED that the aggregate principal amount of the Indebtedness or other obligations so secured at any time, when added to the net book value of all property the subject of Sale and Leaseback Transactions at such time does not exceed $125,000,000.

         SECTION 7.2.4.  FINANCIAL CONDITION.

                  (a) DEBT TO EBITDA RATIO. The Borrower will not permit the Debt to EBITDA Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                                                                   Debt to
                                 Period                         EBITDA Ratio
               Effective Date through (and including)
                        12/30/00                                   3.75:1

               12/31/00 through (and including)
                        12/29/01                                   3.25:1

               12/30/01 through (and including)
                        12/28/02                                   3.00:1

               12/29/02 through (and including)
                        01/03/04                                   2.75:1

               01/04/04 and thereafter                             2.50:1

                  (b) CASH FLOW COVERAGE RATIO. The Borrower will not permit the Cash Flow Coverage Ratio as of the end of any Fiscal Quarter occurring after the Effective Date to be less than 3:1

         SECTION 7.2.5. INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur or assume any Investment in any other Person, except:

                  [(a) Investments existing on the Effective Date and identified in ITEM 7.2.5(a) of the Disclosure Schedule;]

                  (b) Cash Equivalent Investments; PROVIDED, HOWEVER, that any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

                  (c) without duplication, Investments (i) permitted as Indebtedness pursuant to SECTION 7.2.2 and (ii) to the extent that Receivables Co. is not a Subsidiary of the Borrower, Investments in Receivables Co. in connection with the Permitted Receivables Transaction made by the Borrower and/or its Subsidiaries;

                  (d) without duplication, Investments permitted as Capital Expenditures pursuant to SECTION 7.2.7;

                  (e) Investments by the Borrower in any of its Subsidiaries, or by any such Subsidiary in any of its Subsidiaries, by way of contributions to capital; PROVIDED, that such Investments in Receivables Co. shall only be made in connection with the Permitted Receivables Transaction;

                  (f) Investments made by the Borrower or any of its Subsidiaries, solely with proceeds from Net Disposition Proceeds which are being reinvested by the Borrower or such Subsidiary in Qualified Assets in accordance with the terms of CLAUSE (b) of SECTION 3.1.1;

                  (g) Investments in the form of loans or advances made to management or employees of the Borrower or any of its Subsidiaries in the ordinary course of business;

                  (h) Investments to the extent the consideration received pursuant to CLAUSE (b)(i) of SECTION 7.2.9 is not all cash;

                  (i) Investments of Capital Stock made by the Borrower or any of its Subsidiaries (other than Receivables Co.) in an amount which shall not exceed the Investment Amount, which Investments shall (if less than 100% of the outstanding Capital Stock is being acquired) result in the Borrower or the relevant Subsidiary acquiring (subject to SECTION 7.2.1) either (i) a sufficient number of shares of Capital Stock of such Person such that the Borrower or its Subsidiaries can consummate the merger of such Person with or into the Borrower or another Subsidiary without the approval of shareholders (or any other equity owners) of the Person being acquired (other than the Borrower and its Subsidiaries, after giving effect to their initial purchase of such Capital Stock in such acquisition) or (ii) additional Capital Stock in a non-wholly-owned Subsidiary; and

                  (j) other Investments made by the Borrower or any of its Subsidiaries (other than Receivables Co.) in an amount which are outstanding at any date (singly or in the aggregate with other Investments made pursuant to this clause since the Closing Date) do not exceed 10% of Consolidated Tangible Assets.

         SECTION 7.2.6.  RESTRICTED PAYMENTS, ETC.

                  (a) The Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splits or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (collectively, "RESTRICTED PAYMENTS");

                  (b) The Borrower will not, and will not permit any of its Subsidiaries to

                           (i) make any payment or prepayment of principal of,
                  or interest on, any Subordinated Notes (A) on any day other than, in the case of interest only, the stated, scheduled date for such payment of interest set forth in the applicable Subordinated Notes or in the applicable Subordinated Note Indenture, or (B) which would violate the terms of this Agreement or the subordination provisions of such Subordinated Note Indenture; or

                         (ii) redeem, purchase or defease, any Subordinated
                  Notes; and

                  (c) the Borrower will not, and will not permit any Subsidiary to, make any deposit for any of the foregoing purposes;

PROVIDED, HOWEVER, that,

                  (d) notwithstanding the provisions of CLAUSE (a) above, the Borrower shall be permitted to make Restricted Payments in an aggregate amount not to exceed the sum of $50,000,000 plus 50% of positive net income accrued during the period (treated as one accounting period) from December 31, 1997 to the end of the most recent Fiscal Quarter for which financial statements have been delivered to the Administrative Agent plus the aggregate net proceeds received by the Borrower from the issuance or sale of Capital Stock subsequent to the Closing Date, so long as (A) no Default shall have occurred and be continuing on the date such Restricted Payment is declared or to be made, nor would a Default result from the making of such Restricted Payment and (B) after giving effect to the making of such Restricted Payment, the Borrower shall be in PRO FORMA compliance with the covenants set forth in
         SECTION 7.2.4 for the most recent full Fiscal Quarter immediately preceding the date of the payment of such Restricted Payment for which the relevant financial information has been delivered pursuant to CLAUSE (a) or CLAUSE (b) of SECTION 7.1.1; and

                  (e) notwithstanding the provisions of CLAUSE (b) above, the Borrower shall be permitted to

                           (i) redeem, purchase or defease the Subordinated
                  Notes, but only if (A) no Default shall have occurred and be continuing on the date such redemption, purchase or defeasance is to occur, nor would a Default result therefrom, (B) after giving effect thereto, the Borrower will be in compliance with
                  SECTION 7.2.4 on a PRO FORMA basis for the most recent full Fiscal Quarter immediately preceding the date of such redemption, purchase or defeasance for which the relevant financial information has been delivered pursuant to CLAUSE
                  (a) or CLAUSE (b) of SECTION 7.1.1, and (C) an Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent certifying to the accuracy of the foregoing; and

                          (ii) refinance and repay Dollar for Dollar the
                  Subordinated Notes and accrued interest and fees thereon with the net proceeds of other unsecured Subordinated Debt with all terms and conditions reasonably satisfactory to the Administrative Agent, upon which issuance such other Subordinated Debt shall be deemed for all purposes of this Agreement and the Loan Documents to be "Refinancing Notes" issued pursuant to the "Refinancing Note Indenture".

         SECTION 7.2.7. CAPITAL EXPENDITURES, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in excess of $200,000,000 in any Fiscal Year, PROVIDED, that to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year pursuant to this clause exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount may be carried forward to (but only to) and made in the next succeeding Fiscal Year.

         (b) The parties acknowledge and agree that the permitted Capital Expenditure levels set forth in CLAUSE (a) above shall be exclusive of:

                  (i) Net Disposition Proceeds which have been reinvested by the Borrower or a Subsidiary of the Borrower in Qualified Assets in accordance with the terms of CLAUSE (b) of SECTION 3.1.1 and casualty proceeds applied to rebuild or replace property or other assets of the Borrower and its Subsidiaries; and

                 (ii) Capital Expenditures constituting the purchase of all or substantially all of the assets of another Person or a division or line of business of another Person, in each case in an amount which shall not exceed the Investment Amount.

         SECTION 7.2.8. CONSOLIDATION, MERGER, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

                  (a) any such Subsidiary (other than Receivables Co.) may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower (so long as the Borrower is the surviving corporation of such combination or merger) or any other Subsidiary (other than Receivables Co.), and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary (other than an Immaterial Subsidiary and Receivables Co.); and

                  (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person (or any division thereof) not then a Subsidiary, or acquire such Person by merger.

         SECTION 7.2.9. ASSET DISPOSITIONS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, all or any part of its assets, whether now owned or hereafter acquired (including Accounts and Capital Stock of Subsidiaries) to any Person, unless

                  (a) such sale, transfer, lease, contribution or conveyance of such assets is (i) in the ordinary course of its business (and does not constitute a sale, transfer, lease, contribution or other conveyance of all or a substantial part of the Borrower's or such Subsidiary's assets) or is of obsolete or worn out property or (ii) permitted by
         SECTION 7.2.8;

                  (b) (i) such sale, transfer, lease, contribution or conveyance of such assets is for fair market value and the consideration consists of no less than 75% in cash and (ii) the

         Net Disposition Proceeds received from such assets, together with the Net Disposition Proceeds of all other assets sold, transferred, leased, contributed or conveyed pursuant to this clause since the Effective Date, does not exceed (individually or in the aggregate) 30% of the amount of Consolidated Tangible Assets; or

                  (c) such sale is of Accounts or related assets pursuant to the Permitted Receivables Transaction.

         SECTION 7.2.10. MODIFICATION OF CERTAIN AGREEMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to,

                  (a) the Purchase Agreement or any schedules, exhibits or agreements related thereto (including the certificate of merger), in each case which would adversely affect the rights or remedies of the Lenders, or the Borrower's ability to perform hereunder or under any Loan Document or which would increase the purchase price with respect to the Acquisition or, which would increase the Borrower's or any of its Subsidiaries' obligations or liabilities, contingent or otherwise (other than adjustments to the purchase price made pursuant to the terms of the Purchase Agreement); or

                  (b) any Subordinated Debt (including any Subordinated Note Indenture or any of the Subordinated Notes), or any guarantees delivered in connection with any Subordinated Debt (including any Subordinated Guaranty) (collectively, the "RESTRICTED AGREEMENTS"), or make any payment in order to obtain an amendment thereof or change thereto, if the effect of such amendment, supplement, modification or change is to (i) increase the principal amount of, or increase the interest rate on, or add or increase any fee with respect to such Subordinated Debt or any such Restricted Agreement, advance any dates upon which payments of principal or interest are due thereon or change any of the covenants with respect thereto in a manner which is more restrictive to the Borrower or any of its Subsidiaries or (ii) change any event of default or condition to an event of default with respect thereto, change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof, or change any collateral therefor (other than to release such collateral), if (in the case of this CLAUSE (b)(ii)), the effect of such amendment or change, individually or together with all other amendments or changes made, is to increase the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Debt, or any such Restricted Agreement (or a trustee or other representative on their behalf).

                  (c) Without the prior written consent of the Administrative Agent, the Borrower will not, and will not permit any of its Subsidiaries to consent to any amendment, supplement, or other modification to any of the terms of the documents, instruments and agreements delivered in connection with the Permitted Receivables Transaction, other than any such amendment, modification or change which (A) would extend the maturity thereof or (B) does not in any way adversely affect the interests of the Agents, the Lenders or the Issuer hereunder or under the Loan Documents or (C) is of a technical or clarifying nature.

         SECTION 7.2.11. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement or contract with any of its other Affiliates (other than any Obligor) unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates; PROVIDED, HOWEVER, that notwithstanding the foregoing,

                  (a) the Borrower may pay to The Invus Group Ltd. and/or Flowers management and consulting fees in an amount not to exceed in the aggregate $1,500,000 per annum, PROVIDED, FURTHER, that no such payment shall be made during the occurrence and continuation of a Default, or if such payment would result in a Default; and

                  (b) Indebtedness permitted by CLAUSE (e) of SECTION 7.2.2, Investments permitted by CLAUSE (c)(ii) or (d) of SECTION 7.2.5 and Restricted Payments permitted by SECTION 7.2.6 shall not be restricted by this Section.

         SECTION 7.2.12. NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding (i) any restrictions existing under the Loan Documents or, in the case of CLAUSES (a)(i) and (b) below, any other agreements in effect on the Effective Date and disclosed in ITEM 7.2.12 of the Disclosure Schedule,
(ii) in the case of CLAUSES (a)(i) and (b), any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary pursuant to a transaction otherwise permitted hereby, (iii) in the case of CLAUSE (b), restrictions on Receivables Co. contained in documentation delivered for the Permitted Receivables Transaction, or (iv) any restrictions existing under any agreement that amends, refinances or replaces any agreement containing the restrictions referred to in CLAUSE (i) or (ii) above; PROVIDED, that the terms and conditions of any such agreement referred to in CLAUSE (i), (ii) or (iv) are not materially less favorable to the Lenders or materially more restrictive to any Obligor a party thereto than those under the agreement so amended, refinanced or replaced) prohibiting

                  (a) the (i) creation or assumption of any Lien upon any Capital Stock that may be required to be pledged pursuant to CLAUSE (b) of SECTION 7.1.6 (unless the pledge contemplated by this Agreement is permitted), or (ii) ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

                  (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

         SECTION 7.2.13. SALE AND LEASEBACK. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement or arrangement with any other Person providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any of its Subsidiaries

(hereinafter a "SALE AND LEASEBACK TRANSACTION") unless immediately thereafter the sum of (i) the net book value (determined as of the time of sale) of all property that is the subject of Sale and Leaseback Transactions, PLUS (ii) the aggregate principal amount of Indebtedness of the Borrower or any Subsidiary secured at such time by Liens permitted only under CLAUSE (l) of SECTION 7.2.3, does not exceed $125,000,000 at such time.

         SECTION 7.2.14. INDENTURE RESTRICTIONS. Notwithstanding other provisions of this Agreement to the contrary, the Borrower and the Lenders acknowledge and agree that if covenants similar to those contained in this Agreement are contained in a Subordinated Note Indenture and such Subordinated
Note Indenture covenants are more restrictive than the terms of the covenants contained in this Agreement, then, for so long as the more restrictive Subordinated Note Indenture covenants are binding on the Borrower or its Subsidiaries, the covenants contained in this Agreement shall be deemed to be as restrictive as those contained in such Subordinated Note Indenture.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         SECTION 8.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 8.1 shall constitute an "EVENT OF DEFAULT".

         SECTION 8.1.1. NON-PAYMENT OF OBLIGATIONS. (a) The Borrower shall default in the payment or prepayment of (i) any Reimbursement Obligation (including pursuant to SECTIONS 2.6 and 2.6.2) on the applicable Disbursement Due Date or any deposit of cash for collateral purposes on the date required pursuant to SECTION 2.6.4 or (ii) any principal of any Loan when due, or (b) any Obligor (including the Borrower) shall default (and such default shall continue unremedied for a period of five Business Days) in the payment when due of any interest or commitment fee or of any other monetary Obligation.

         SECTION 8.1.2. BREACH OF WARRANTY. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate (including the Closing Date Certificate) furnished by or on behalf of the Borrower or any other Obligor to the Administrative Agent, the Issuer or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE V) is or shall be incorrect when made in any material respect.

         SECTION 8.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under SECTIONS 7.1.5, 7.1.6, 7.2.4, 7.2.6, 7.2.7 or 7.2.9.

         SECTION 8.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent at the direction of the Required Lenders.


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


         SECTION 8.1.5.  DEFAULT ON OTHER INDEBTEDNESS.  A default shall occur
(i) in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (which, for purposes of this Section, shall also include all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of the Borrower and its Subsidiaries as of the date at which Indebtedness is to be determined), other than Indebtedness described in SECTION 8.1.1, of the Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $10,000,000, or (ii) a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness having a principal amount, individually or in the aggregate, in excess of $20,000,000 if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

         SECTION 8.1.6. JUDGMENTS. Any judgment or order for the payment of money in excess of $10,000,000 (not covered by insurance from a responsible insurance company that is not denying its liability with respect thereto) shall be rendered against the Borrower or any of its Subsidiaries or any other Obligor and remain unpaid and either

                  (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

                  (b) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         SECTION 8.1.7. PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan

                  (a) the termination of any Pension Plan if, as a result of such termination, the Borrower would be required to make a contribution to such Pension Plan, or would reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $10,000,000; or

                  (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in an amount in excess of $10,000,000.

         SECTION 8.1.8.  CHANGE IN CONTROL.  Any Change in Control shall occur.

         SECTION 8.1.9. BANKRUPTCY, INSOLVENCY, ETC. The Borrower or any of its Subsidiaries or any other Obligor (other than one or more Immaterial Subsidiaries) shall

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other

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


         Obligor (other than such Immaterial Subsidiaries) or any property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other Obligor (other than such Immaterial Subsidiaries) or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Administrative Agent, the Issuer and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries or any other Obligor (other than such Immaterial Subsidiaries), and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Administrative Agent, the Issuer and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                  (e) take any action (corporate or otherwise) authorizing, or in furtherance of, any of the foregoing.

         SECTION 8.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document or, if granted pursuant to SECTION 7.1.6, any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be in full force and effect or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower or any other Obligor shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or any Lien securing any Obligation granted pursuant to SECTION 7.1.6 shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document, except to the extent any event referred to above (a) relates to assets or the Borrower or any of its Subsidiaries which are immaterial, or (b) results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under any pledge agreement or to file continuation statements under the Uniform Commercial Code of any applicable jurisdiction.

         SECTION 8.1.11. SUBORDINATED NOTES. So long as the Subordinated Notes have not been repaid in full, the subordination provisions relating to any Subordinated Note Indenture (the "SUBORDINATION PROVISIONS") shall fail to be enforceable by the Administrative Agent, the Issuer or the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or the principal or interest on any Loan, Reimbursement Obligation or other monetary Obligations shall fail to constitute Senior Indebtedness (as defined in the Indenture) or the same (or any other similar term) used to define the monetary Obligations (as set forth in the

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


Refinancing Note Indenture or any other agreement or indenture governing Subordinated Debt); or the Borrower, or any of its Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, or (ii) that any of such Subordination Provisions exist for the benefit of the Administrative Agent, the Issuer and the Lenders.

         SECTION 8.1.12. TERMINATION OF RECEIVABLES FACILITY. Any event or circumstance shall occur which permits or requires the Persons purchasing, or financing the purchase of, Accounts under the Permitted Receivables Transaction to stop so purchasing or financing such Accounts, other than by reason of the occurrence of the stated expiry date of the Permitted Receivables Transaction; PROVIDED, that any notices or cure periods that are conditions to the rights of such Persons to stop purchasing, or financing the purchase of, such Accounts have been given or have expired, as the case may be.

         SECTION 8.2. ACTION IF BANKRUPTCY, ETC. If any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9 shall occur with respect to the Borrower, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

         SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default other than under CLAUSES (a) through (d) of SECTION 8.1.9 with respect to the Borrower shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable, require the Borrower to provide cash collateral to be deposited with the Administrative Agent in an amount equal to the Stated Amount of all issued Letters of Credit and/or declare the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, the Borrower shall deposit with the Administrative Agent cash collateral in an amount equal to the Stated Amount of all issued Letters of Credit and/or, as the case may be, the Commitments shall terminate.


                                   ARTICLE IX

                                   THE AGENTS

         SECTION 9.1. ACTIONS. Each Lender hereby appoints Scotiabank as its Administrative Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any amendment and restatement

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


of, or termination of, this Agreement) the Administrative Agent, ratably in accordance with their respective Term Loans outstanding and Commitments (or, if no Term Loans or Commitments are at the time outstanding and in effect, then ratably in accordance with the principal amount of Term Loans held by such Lender, and their respective Commitments as in effect in each case on the date of the termination of this Agreement), from and against any and all liabilities, obligations, losses, damages, claims, reasonable costs or reasonable expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrower or any other Obligor (and without limiting the obligation of the Borrower or any other Obligor to do so); PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Administrative Agent's gross negligence or willful misconduct. The Administrative Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 9.2. FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender severally agrees and the Borrower agrees to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

         SECTION 9.3. EXCULPATION. Neither the Administrative Agent, any other Agent nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.


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



         SECTION 9.4. SUCCESSOR. Any Agent (other than the Administrative Agent) may resign as such upon one Business Day's notice to the Borrower and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may, with the prior consent of the Borrower (which consent shall not be unreasonably withheld), appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

                  (a) this ARTICLE IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

                  (b) SECTION 10.3 and SECTION 10.4 shall continue to inure to its benefit.

         SECTION 9.5. CREDIT EXTENSIONS BY EACH AGENT. Each Agent shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not an Agent. Each Agent and its respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if such Agent were not an Agent hereunder.

         SECTION 9.6. CREDIT DECISIONS. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

         SECTION 9.7. COPIES, ETC. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received

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

by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

         SECTION 9.8. THE SYNDICATION AGENT, THE MANAGING AGENT AND THE CO-AGENTS. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, the Syndication Agent, the Managing Agent and the Co-Agents, in such capacity, shall not have any rights, duties or responsibilities under this Agreement or any other Loan Document, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Syndication Agent, the Managing Agent or any Co-Agent in such capacity.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1. WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver which would:

                  (a) modify any requirement hereunder that any particular action be taken by all the Lenders shall be effective unless consented to by each Lender;

                  (b) modify this SECTION 10.1, or CLAUSE (a) of SECTION 10.10, change the definition of "Required Lenders", increase any Commitment Amount or the Percentage of any Lender, reduce any fees described in
         ARTICLE III, if any guarantees are delivered or Capital Stock is pledged pursuant to SECTION 7.1.6, release any Subsidiary guarantor from its obligations under such guaranty or all or substantially all of the collateral security (except in each case as otherwise specifically provided in this Agreement, the subsidiary guaranty or a pledge agreement), or extend any Commitment Termination Date shall be made without the consent of each Lender adversely affected thereby;

                  (c) extend the final Stated Maturity Date of any Loan, or extend the due date for, or reduce the amount of any payment of interest on or fees payable in respect of any Loan (or reduce the principal amount of or rate of interest on or fees payable in respect of any Loan) or any Reimbursement Obligation (which shall in each case include the conversion of all or any part of the Obligations into equity of any Obligor) shall be made without the consent of the Lender owed such Loan or, in the case of a Reimbursement Obligation, the Issuer owed (and those Lenders participating in) such Reimbursement Obligation;

                  (d) extend the due date for, or reduce the amount of, any mandatory prepayment of principal of any Loan or any mandatory reduction in the Revolving Loan Commitment Amount shall be made unless consented to by, so long as any such Loans are outstanding (or, in the case of Revolving Loan Lenders, the Revolving Loan Commitment is in effect), Lenders holding at least 51% of the outstanding principal amount of the Tranche of Loans (or Revolving Loan Commitments, in the case of Revolving Loan Lenders) adversely affected by such amendment, modification or waiver; or

                  (e) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as Administrative Agent), the Issuer (in its capacity as Issuer), or the Swing Line Lender (in its capacity as Swing Line Lender) shall be effective unless consented to by the Administrative Agent, the Issuer or the Swing Line Lender, as the case may be.

No failure or delay on the part of the Administrative Agent, the Issuer or any Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, the Issuer or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 10.2. NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party, in the case of the Borrower or the Administrative Agent, at its address or facsimile number set forth below its signatures in this Agreement, and if to any other party, as set forth on SCHEDULE III hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (telephonic confirmation in the case of facsimile).

         SECTION 10.3. PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

                  (a) the syndication by the Administrative Agent of the Loans, the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and

                  (b) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Administrative Agent, the Issuer and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions made hereunder, or the issuance of the Notes and Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse the Administrative Agent, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses)

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


incurred by the Administrative Agent, the Issuer or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         SECTION 10.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds each Agent, the Issuer and each Lender and each of their respective Affiliates, and each of their respective partners, officers, directors, employees and agents, and each other Person controlling any of the foregoing within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Exchange Act, (collectively, the "INDEMNIFIED PARTIES"), free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, fees, and expenses actually incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension hereunder;

                  (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to ARTICLE V not to make any Credit Extension);

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not such Indemnified Party is party thereto;

                  (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the Borrower's or any of its Subsidiaries' compliance with or liability under Environmental Law or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

                  (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material present on or under such property in a manner giving rise to liability at or prior to the time the Borrower or such Subsidiary owned or operated such property (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. The Borrower and its permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, any Agent, the Issuer or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising out of the gross negligence or willful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 10.5. SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under SECTIONS 4.8 and 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         SECTION 10.6. SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 10.7. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 10.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Issuer and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower, the Issuer and each Lender.

         SECTION 10.9. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 10.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

                  (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

                  (b) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 10.11.

         SECTION 10.11. SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons, on a non PRO RATA basis, in accordance with this SECTION 10.11.

         SECTION 10.11.1.  ASSIGNMENTS.  Any Lender (the "ASSIGNOR LENDER"),

                  (a) with the written consents of the Borrower and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Administrative Agent, on or before the fifth Business Day after receipt by the Borrower of such Lender's request for such consent), may at any time assign and delegate to one or more commercial banks or other financial institutions or funds which are regularly engaged in making, purchasing or investing in loans or securities, and

                  (b) with notice to the Borrower and the Administrative Agent, but without the consent of either the Borrower or the Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Lender's total Loans, participations in Letters of Credit and Letter of Credit Outstandings with respect thereto and Commitments (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans, participations in Letters of Credit and Swing Line Loans and Term Loans, of a constant, and not a varying, percentage) in a minimum aggregate amount of $10,000,000 or the then remaining amount of a Lender's Loans and Commitments; PROVIDED, HOWEVER, that any such Assignee Lender will comply, if applicable, with the provisions contained in
SECTION 4.6 and the Borrower, each other Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with such Assignor Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                  (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Assignor Lender and such Assignee Lender;

                  (d) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent;

                  (e) the processing fees described below shall have been paid; and

                  (f) the Administrative Agent shall have registered such assignment and delegation in the Register pursuant to CLAUSE (b) of
         SECTION 2.7.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement and such assignment and delegation is registered in the Register pursuant to CLAUSE (b) of SECTION 2.7, (i) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (ii) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Subject to the provisions of SECTION 2.7, within ten Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, at the request of the Assignee Lender, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder and had originally requested Notes to evidence such loans and Commitments, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The Assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Unless otherwise specified in the Lender Assignment Agreement, interest and fees on the portion of Loans and Commitments being assigned that have accrued prior to the date of such assignment shall be paid to the account of the Assignor Lender and interest and fees that accrue on and subsequent to the date of such assignment shall be paid to the account of the Assignee Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in this Agreement. Such Assignor Lender or such Assignee Lender (unless such Assignor Lender or Assignee Lender is Scotiabank) must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500, unless such assignment and delegation is by a Lender to its Affiliate or if such assignment and delegation is by a Lender to the Federal Reserve Bank (or in the case of a Lender that is an investment fund, to the trustee under the indenture to which such fund is a party), as provided below or is otherwise consented to by the Administrative Agent. Any attempted assignment and delegation not made in accordance with this
SECTION 10.11.1 shall be null and void. Notwithstanding any other term of this
SECTION 10.11.1, the agreement of the Swing Line Lender to provide the Swing Line Loan Commitment shall not impair or otherwise restrict in any manner the ability of the Swing Line Lender to make any assignment of its Loans or Commitments, it being understood and agreed that the Swing Line Lender may terminate its Swing Line Loan Commitment, to the extent such Swing Line Commitment would exceed its Revolving Loan Commitment after giving effect to such assignment, in connection with the making of any assignment. Nothing contained in this SECTION 10.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans) under this Agreement and/or its Loans and/or its Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank or in the case of a Lender that is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee, in either case, without notice to or consent of the Borrower or the Administrative Agent; PROVIDED, HOWEVER, that (A) such Lender shall remain a "Lender" under this Agreement and shall continue to be bound by the terms and conditions hereof and in the other Loan Documents, and (B) any assignment by such trustee shall be subject to the provisions of CLAUSE (a) of this SECTION 10.11.1. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit or Swing Line Loans becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior, unsecured debt rating of such Lender, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then each of the Issuer and (if different) the Swing Line Lender shall have the right, but not the obligation, upon notice to such Lender and the Administrative Agent, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; PROVIDED, HOWEVER, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

         SECTION 10.11.2. PARTICIPATIONS. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that

                  (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

                  (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

                  (c) the Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

                  (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, agree to (i) any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to or (ii) a decrease in the principal amount, or an extension of the final Stated Maturity Date, of any Loan in which such Participant has purchased a participating interest; and

                  (e) the Borrower shall not be required to pay any amount under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees, subject to CLAUSE (e) above, that each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a Lender.

         SECTION 10.12. OTHER TRANSACTIONS. Nothing contained herein shall preclude the Agents, the Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 10.13. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 10.14. WAIVER OF JURY TRIAL. THE AGENTS, THE ISSUER, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND

AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, THE ISSUER AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         SECTION 10.15. CONFIDENTIALITY. The Lenders shall hold all non-public information obtained pursuant to or in connection with this Agreement or obtained by such Lender based on a review of the books and records of the Borrower or any of its Subsidiaries in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any potential bona fide transferee, participant or assignee, or in connection with the exercise of remedies under a Loan Document, or as requested by any governmental agency or representative thereof or pursuant to legal process; PROVIDED, HOWEVER, that

                  (a) unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

                  (b) prior to any such disclosure pursuant to this SECTION 10.15, each Lender shall require any such BONA FIDE transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

                           (i)  to be bound by this SECTION 10.15; and

                           (ii) to require such Person to require any other
                  Person to whom such Person discloses such non-public information to be similarly bound by this SECTION 10.15; and

                  (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Agent or Lender shall be obligated or required to return any materials furnished by the Borrower or any Subsidiary.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                KEEBLER FOODS COMPANY


                                By: /s/ E. NICHOL MCCULLY
                                   ---------------------------------
                                    Name: E. Nichol McCully
                                    Title: Senior Vice President and
                                           Chief Financial Officer

                                THE BANK OF NOVA SCOTIA,
                                as the Administrative Agent
                                and as a Lender


                                By: /s/ F.C.H. ASHBY
                                   -------------------------
                                    Name: F.C.H. Ashby
                                    Title: Senior Manager
                                           Loan Operations


                                THE FIRST NATIONAL BANK OF
                                CHICAGO,
                                  as the Syndication Agent and as a Lender


                                By: /s/ KAREN F. KIZER
                                   -------------------------
                                    Name: Karen F. Kizer
                                    Title: Senior Vice President

                                                   BANK OF MONTREAL, as Managing
                                                          Agent and as a Lender,


                                                   By:
                                                      --------------------------
                                                      Name: L.A. Durning
                                                      Title: Portfolio Manager

                                     NATIONSBANK, N.A., as a Co-Agent and Lender


                                     By:  /s/ KATHRYN W. ROBINSON
                                         --------------------------------
                                         Name: Kathryn W. Robinson
                                         Title: Senior Vice President

                                                 THE NORTHERN TRUST COMPANY, as
                                                 a CoAgent and as a Lender,


                                                 By: /s/ LISA M. TAYLOR
                                                    ----------------------------
                                                    Name: Lisa M. Taylor
                                                    Title: Second Vice President

                                           COOPERATIEVE CENTRALE
                                           RAIFFEISEN-BOERENLEEN BANK
                                           B.A."RABOBANK NEDERLAND,"
                                           NEW YORK BRANCH, as a CoAgent and
                                           as a Lender,



                                           By: /s/ IAN REECE
                                              ------------------------------
                                              Name: Ian Reece
                                              Title: Senior Credit Officer


                                           By: /s/ CAROLINE HASTINGS
                                              ------------------------------
                                              Name: Caroline Hastings
                                              Title: VP

                                                 SUNTRUST BANK, ATLANTA, as a
                                                 CoAgent and as a Lender,


                                                  By: /s/ MICHAEL A. ODERMATT
                                                     ------------------------
                                                     Name: Michael A. Odermatt
                                                     Title: Vice President


                                                  By: /s/ F. STEVEN PARRISH
                                                     ------------------------

                                                     Name: F. Steven Parrish
                                                     Title: Vice President

                                            WACHOVIA BANK, as a CoAgent and as a
                                            Lender



                                            By: /s/ J. TIMOTHY TOLER
                                               ---------------------------------
                                               Name: J. Timothy Toler
                                               Title: Senior Vice President

                                             LENDERS


                                             ABN AMRO BANK N.V.


                                             By: /s/ J. PAUL DE KLERK
                                                 ----------------------------
                                                 Name: J. Paul de Klerk
                                                 Title: SVP


                                             By: /s/ WENDY DEVENISH
                                                 ----------------------------
                                                 Name: Wendy Devenish
                                                 Title: AVP

                                                   BANK OF NEW YORK


                                                   By:/s/ JOHN M. LOKAY, JR.
                                                      --------------------------
                                                      Name: John M. Lokay. Jr.
                                                      Title: Vice President

                                             BANQUE NATIONALE DE PARIS


                                             By: /s/ ARNAUD COLLIN DU BOCAGE
                                                 ---------------------------
                                                 Name:  Arnaud Collin du Bocage
                                                 Title: Executive Vice President
                                                        and General Manager

                                                     COBANK, ACB


                                                     By: /s/ ANTONY BAHR
                                                        ------------------------
                                                        Name: Antony Bahr
                                                        Title: VP

                                               DG BANK DEUTSCHE
                                               GENOSSENSCHAFTSBANK, CAYMAN
                                               ISLANDS BRANCH


                                               By: /s/ SABINE WENDT
                                                  -------------------------
                                               Name:   Sabine Wendt
                                               Title:  Asst. Vice President

                                               By: /s/ KAREN A. BRINKMAN
                                                  -------------------------
                                               Name:   Karen A. Brinkman
                                               Title:  Vice President

                                                  FIRST UNION NATIONAL BANK


                                                  By: /s/ SCOTT SANTA CRUZ
                                                     ---------------------------
                                                     Name: Scott Santa Cruz
                                                     Title: Vice President

                                                  FIRSTRUST BANK


                                                  By: /s/ EDWARD D' ANCONA
                                                      --------------------------
                                                      Name: Edward D' Ancona
                                                      Title: EVP

                                           GENERALE BANK, NEW YORK
                                           BRANCH
                                           By: /s/ E. MATTHEWS
                                             ----------------------------------
                                             Name: E. Matthews
                                             Title: SVP

                                           By: /s/ S. DEL ROSARIO
                                             ----------------------------------
                                             Name: S. Del Rosario
                                             Title: SVP

                                             HIBERNIA NATIONAL BANK


                                             By: /s/ CHRISTOPHER B. PITRE
                                                 ----------------------------
                                                 Name: Christopher B. Pitre
                                                 Title: Vice President

                                   KBC BANK N.V.


                                   By: /s/ JOHN E. THERFELLER
                                      -----------------------------------------
                                      Name:  John E. Therfeller
                                      Title: Vice President



                                   By: /s/ ROBERT SNAUFFER
                                      -----------------------------------------
                                      Name:  Robert Snauffer
                                      Title: First Vice President

                                                LONG-TERM CREDIT BANK OF
                                                JAPAN, LTD.


                                                By: /s/ ARMUND J. SCHOEN. JR.
                                                   -----------------------------
                                                   Name: Armund J. Schoen, Jr.
                                                   Title: Senior; Vice President

                                                  NATIONAL CITY BANK


                                                  By: /s/ JOSEPH D. ROBISON
                                                      --------------------------
                                                      Name: Joseph D. Robison
                                                      Title: Vice President

                                                SUMITOMO BANK, LIMITED


                                                By: /s/ KENICHIRO KOBAYASHI
                                                    --------------------------
                                                    Name: Kenichiro Kobayashi
                                                    Title: Joint General Manager

                                                                      SCHEDULE I



                               DISCLOSURE SCHEDULE

                                    ITEM 6.7

                                   LITIGATION

                                      None

                                   ITEM 6.11

                                     ERISA

Employees Benefit Plans set forth on Schedule 3.15(a) to the Purchase Agreement, a copy of which has been provided to all Lenders.

                                   ITEM 6.12

                             ENVIRONMENTAL MATTERS

                                      None

                                   ITEM 7.2.2

                             INDEBTEDNESS TO BE PAID

  1. Indebtedness of President and its subsidiaries, including without limitation the following:

              (i) Third Amended and Restated Loan Agreement dated December 19, 1997 by and between President Baking Company, Inc., The Chase Manhattan Bank and the parties who are signatories thereto; and

              (ii) The Chase Manhattan Bank Letter of Credit dated October 28, 1993 on behalf of President Baking Company, Inc. in favor of First Union National Bank of Georgia.

  2. Second Amended and Restated Credit Agreement, dated as of April 8, 1997, among Keebler Corporation, the Lenders named therein, the Co-Agents named therein and The Bank of Nova Scotia, as Administrative Agent for the Lenders.

                                  ITEM 7.2.2(b)

                              ONGOING INDEBTEDNESS

  1. Loan Agreement, dated February 1, 1993, between Summit county, Ohio and Keebler Company relating to $995,000 aggregate principal amount of industrial development revenue refunding bonds issued by Summit County, Ohio ("Summit County IRB's").

  2. Lease Agreement, dated February 1, 1993, between The Industrial Development Board of The City of Homewood, Alabama and Keebler Company relating to $560,000 aggregate principal amount of industrial development revenue refunding bonds issued by The Industrial Development Board of the City of Homewood, Alabama ("Homewood IRB's").

  3. Loan Agreement, dated February 1, 1993, between the City of Evansville, Indiana and Keebler Company relating to $505,000 aggregate principal amount of industrial development revenue refunding bonds issued by the City of Evansville, Indiana ("Evansville IRB's").


  4. Loan Agreement, dated January 1, 1993, between the City of Bluffton, Indiana and Keebler Company relating to $5,300,000 aggregate principal amount of industrial development revenue refunding bonds issued by the City of Bluffton, Indiana.


  5. Loan Agreement, dated February 1, 1993, between Village of Alsip, Illinois and Keebler Company relating to $3,750,000 aggregate principal amount of industrial development revenue refunding bonds issued by the Village of Alsip, Illinois ("Alsip IRB's").

  6. Loan Agreement, dated January 1, 1993, between Howard County, Maryland and Keebler Company relating to $925,000 aggregate principal amount of industrial development revenue refunding bonds issued by Howard County, Maryland.

  7. Loan Agreement, dated January 1, 1993, between the city of Fort Wayne, Indiana and Keebler Company relating to aggregate principal amount of $825,000 industrial development revenue refunding bonds issued by the City of Fort Wayne, Indiana.

  8. Loan Agreement, dated January 1, 1993, between the Village of Menomonee Falls, Wisconsin and Keebler Company relating to $850,000 aggregate principal amount of industrial development revenue refunding bonds issued by the Village of Menomonee Falls, Wisconsin.

  9. Loan Agreement, dated January 1, 1993, between the Industrial Development Authority of the City of Springfield, Missouri and Keebler Company relating to $850,000 aggregate principal amount of industrial development revenue refunding bonds, issued by the Industrial Development Authority of the City of Springfield, Missouri.

  10. Financing Agreement, dated January 1, 1993, between Lehigh County Industrial Development Authority and Keebler Company relating to $1,125,000 aggregate principal amount of industrial development revenue refunding bonds issued by Lehigh County

         Industrial Development Authority.

  11. Financing Agreement, dated January 1, 1992, between the Lehigh County Industrial Development Authority and Keebler Company, relating to $6,340,000 aggregate principal amount of industrial revenue refunding bonds issued by the Lehigh County Industrial Development Authority ("Lehigh 1992 IRB's").

  12. Letter of Credit #S243004 with Continental Casualty relating to Automobile/General Liability insurance.

  13. Letter of Credit #S245282 with Transportation Insurance relating to Workers' Compensation insurance.

  14. Letter of Credit #S250171 with Transportation Insurance relating to Workers' Compensation insurance.

  15. Letter of Credit #S254296 with Trans. Ins. Cont. Casualty relating to Workers' Compensation insurance.

  16. Letter of Credit #S257646 with Trans. Ins. Cont. Casualty relating to Workers' compensation insurance.

  17. Letter of Credit #S261336 with Trans. Ins. Cont. Casualty relating to Workers' Compensation insurance.

  18. Letter of Credit #S245281 with Continental Casualty relating to Automobile/General Liability insurance.

  19. Letter of Credit #250172 with Continental Casualty relating to Automobile/General Liability insurance.

  20. Letter of Credit #S254299 with Continental Casualty relating to Automobile/General Liability insurance.

  21. Letter of Credit #S257645 with continental Casualty relating to Automobile/General Liability insurance.

  22. Letter of Credit #S261337 with Continental Casualty relating to Automobile/General Liability insurance.

  23.    Gerber Debt-Grand Rapids. The balance as of September 12, 1998 is
         $867.23.

  24. Lease Agreement, dated March 21, 1991, between Wyndham Baking Company, Inc. and Gelco Company (d/b/a GE Capital Fleet Services).

  25. Vehicle Lease Service Agreement, dated May 30, 1997, between President Baking Company, Inc. and Penske Truck Leasing Co., L.P. ("Penske").

  26. Equipment Lease, dated August 19, 1993, between President Baking Company, Inc. and First Union Commercial Corporation ("First Union").

  27. Equipment Lease, dated May 8,1995, between President Baking Company, Inc. and Citicorp Dealer Finance.

  28. Three Party Consent and Agreement, dated May 30, 1997, by and between President Baking Company, Inc., Penske and GE Capital.

  29. Nissan Motor Corporation Master Lease Agreement, dated May 9, 1997, between Burch Lowe, Inc. and President Baking Company, Inc.

  30. Vehicle Lease Agreement, dated March 13, 1998, between President Baking Company, Inc. and Lease Plan U.S.A.

  31. Master Lease Agreement, dated July 11, 1997, between President Baking Company, Inc. and GE Capital.

  32. Vehicle Lease Agreement, dated March 30, 1990, between World Omni Leasing, Inc. and Wyndham Baking Company, Inc.

                                  ITEM 7.2.5(a)

                                   INVESTMENTS

  The following are the only investments maintained by the Borrower and its subsidiaries in any other Person:

  I. The Borrower directly owns 100% of all classes of the outstanding stock of the following corporations:

              Keebler Leasing Corp.
              Keebler Company ("Keebler")
              Johnston's Ready-Crust Company
              Bake-Line Products, Inc.
              Sunshine Biscuits, Inc.
              Shaffer, Clarke & Co., Inc.
              President International, Inc. ("President")

  II. Keebler directly owns 100% of all classes of the outstanding stock of the following corporations:

              Steamboat Corporation
              Illinois Baking Corporation
              Keebler Cookie and Cracker Company
              Hollow Tree Company
              Keebler Company/Puerto Rico, Inc.
              Keebler H.C., Inc.
              Keebler-Georgia, Inc.
              Keebler Foreign Sales Corporation
              Godfrey Transport, Inc.

  III. Keebler directly owns a membership interest in the following limited liability companies:

              Hollow Tree Financial Co., LLC (100%)
              Elfin Equity Co., LLC (65%; Sunshine 35%)
              Keebler Assets Company, LLC (34%; Keebler Leasing Company 33%; Keebler-Georgia, Inc. 33%)

  IV. Keebler is the sole member of the following Illinois not for profit corporations:

              Keebler International Prep Track & Field Invitational Foundation Keebler Company Foundation

  V. President directly owns 100% of all classes of the outstanding stock of the following corporations:

              President Baking Company, Inc.

  VI.    Investments made pursuant to the Purchase Agreement.

                                  ITEM 7.2.12

                             RESTRICTIVE AGREEMENTS

                                      None

                                                                     SCHEDULE II



                                FISCAL QUARTERS
                                ---------------

--------------------------------------------------------------------------------
                                     1998
--------------------------------------------------------------------------------
    07/19/98               through (and including)               10/10/98
    10/11/98               through (and including)               01/02/99
--------------------------------------------------------------------------------
                                     1999
--------------------------------------------------------------------------------
    01/03/99               through (and including)               04/24/99
    04/25/99               through (and including)               07/17/99
    07/18/99               through (and including)               10/09/99
    10/10/99               through (and including)               01/01/00
--------------------------------------------------------------------------------
                                     2000
--------------------------------------------------------------------------------
    01/02/00               through (and including)               04/22/00
    04/23/00               through (and including)               07/15/00
    07/16/00               through (and including)               10/07/00
    10/08/00               through (and including)               12/30/00
--------------------------------------------------------------------------------
                                     2001
--------------------------------------------------------------------------------
    12/31/00               through (and including)               04/21/01
    04/22/01               through (and including)               07/14/01
    07/15/01               through (and including)               10/06/01
    10/07/01               through (and including)               12/29/01
--------------------------------------------------------------------------------
                                     2002
--------------------------------------------------------------------------------
    12/30/01               through (and including)               04/20/02
    04/21/02               through (and including)               07/13/02
    07/14/02               through (and including)               10/05/02
    10/06/02               through (and including)               12/28/02

--------------------------------------------------------------------------------
                                     2003
--------------------------------------------------------------------------------
    12/29/02               through (and including)               04/19/03
    04/20/03               through (and including)               07/12/03
    07/13/03               through (and including)               10/04/03
    10/05/03               through (and including)               01/03/04
--------------------------------------------------------------------------------
                                     2004
--------------------------------------------------------------------------------
    01/04/04               through (and including)               04/24/04
    04/25/04               through (and including)               07/17/04
    07/18/04               through (and including)               10/09/04

                                                                    SCHEDULE III



                   PERCENTAGES AND ADMINISTRATIVE INFORMATION
                   __________________________________________


THE BORROWER:

Keebler Foods Company
Address:  677 Larch Avenue
Elmhurst, Illinois  60126
Facsimile No.:  (708) 833-3372
Attention:  E. Nichol McCully

LENDERS:


                                        PERCENTAGES
                                        -----------
                                   TERM LOAN
                             COMMITMENT/TERM     REVOLVING LOAN
NAME:                                 LOANS:        COMMITMENT:        DOMESTIC OFFICE:                 LIBOR OFFICE:
-----                                 ------        -----------        ----------------                 -------------
----------------------------------------------------------------------------------------------------------------------------------

The Bank of Nova Scotia        8.5714286000%      8.5714286000% One Liberty Plaza                   One Liberty Plaza
                                                                New York, NY  10006                 New York, NY  10006
                                                                Facsimile No.:  (212) 225-5090      Facsimile No.:  (212) 225-5090
                                                                Attn: Carroll Rockey                Attn: Carroll Rockey
----------------------------------------------------------------------------------------------------------------------------------
The First National Bank of     7.8571429000%      7.8571429000% First National Plaza                First National Plaza
Chicago                                                         Suite 0088                          Suite 0088
                                                                14th Floor                          14th Floor
                                                                Chicago, IL 60670                   Chicago, IL 60670
----------------------------------------------------------------------------------------------------------------------------------
Bank of Montreal               7.8571429000%      7.8571429000% 115 South LaSalle Street            115 South LaSalle Street
                                                                Chicago, IL 60603                   Chicago, IL 60603
                                                                Facsimile No.: (312) 750-4304       Facsimile No.: (312) 750-4304
                                                                Attn: Josie Nichols                 Attn: Josie Nichols
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                        PERCENTAGES
                                        -----------
                                   TERM LOAN
                             COMMITMENT/TERM     REVOLVING LOAN
NAME:                                 LOANS:        COMMITMENT:        DOMESTIC OFFICE:                 LIBOR OFFICE:
-----                                 ------        -----------        ----------------                 -------------
----------------------------------------------------------------------------------------------------------------------------------

Banque Nationale de Paris      5.0000000000%       5.0000000000% 209 South LaSalle Street          209 South LaSalle Street
                                                                 Fifth Floor                       Fifth Floor
                                                                 Chicago, IL 60604                 Chicago, IL 60604
                                                                 Facsimile: (312) 977-2234         Facsimile: (312) 977-2234
----------------------------------------------------------------------------------------------------------------------------------
CoBank, ACB                    5.0000000000%       5.0000000000% 5500 S. Quebec Street             5500 S. Quebec Street
                                                                 Englewood, CD 80111               Englewood, CD 80111
                                                                 Facsimile: (303) 740-4021         Facsimile: (303) 740-4021
----------------------------------------------------------------------------------------------------------------------------------
NationsBank, N.A.               5.7142857000       5.7142857000% 101 N. Tryon Street               101 N. Tryon Street
                                                                 Charlotte, NC 28255-0001          Charlotte, NC 28255-0001
                                                                 Facsimile: (704) 386-4576         Facsimile: (704) 386-4576
                                                                 Attn: Corporate Credit Services   Attn: Corporate Credit Services
----------------------------------------------------------------------------------------------------------------------------------
The Northern Trust Company      5.7142857000        5.7142857000 50 S. LaSalle Street              50 S. LaSalle Street
                                                                 11th Floor                        11th Floor
                                                                 Chicago, IL                       Chicago, IL
                                                                 Facsimile: (312) 630-1566         Facsimile: (312) 630-1566
                                                                 Attn: Commercial Loan Dept.       Attn: Commercial Loan Dept.
----------------------------------------------------------------------------------------------------------------------------------
Cooperatieve Centrale           5.7142857000        5.7142857000 245 Park Avenue                   245 Park Avenue
Raiffeisen-Boerenleenbank                                        New York, NY 10167                New York, NY 10167
B.A. "Rabobank Nederland"                                        Facsimile: (212) 916-7930         Facsimile: (212) 916-7930
New York Branch
----------------------------------------------------------------------------------------------------------------------------------
SunTrust Bank, Atlanta          5.7142857000        5.7142857000 25 Park Place                     25 Park Place
                                                                 Atlanta, GA 30302                 Atlanta, GA 30302
                                                                 Facsimile: (404) 724-3790         Facsimile: (404) 724-3790
                                                                 Attn: Alma Sellers                Attn: Alma Sellers
----------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank                   5.7142857000        5.7142857000 191 Peachtree Street              191 Peachtree Street
                                                                 Atlanta, GA 30303                 Atlanta, GA 30303
                                                                 Facsimile: (404) 332-6408         Facsimile: (404) 332-6408
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                          PERCENTAGES
                                          -----------
                                     TERM LOAN
                               COMMITMENT/TERM     REVOLVING LOAN
NAME:                                   LOANS:        COMMITMENT:        DOMESTIC OFFICE:                 LIBOR OFFICE:
-----                                   ------        -----------        ----------------                 -------------
------------------------------------------------------------------------------------------------------------------------------------

First Union National Bank        5.0000000000%       5.0000000000% 301 S. College Street             301 S. College Street
                                                                   Charlotte, NC 28288-0979          Charlotte, NC 28288-0979
                                                                   Facsimile: (704) 374-2802         Facsimile: (704) 374-2802
                                                                   Attn: Leneisha Neely              Attn: Lekeisha Neely
------------------------------------------------------------------------------------------------------------------------------------
ABN Amro Bank N.V.               5.0000000000%       5.0000000000% 135 South LaSalle Street          135 South LaSalle Street
                                                                   Suite 625                         Suite 625
                                                                   Chicago, IL 60674-9135            Chicago, IL 60674-9135
                                                                   Facsimile No.:  (312) 904-6893    Facsimile No.:  (312) 904-6893
                                                                   Attn:  Loan Operations            Attn:  Loan Operations
------------------------------------------------------------------------------------------------------------------------------------
Generale Bank                    5.0000000000%       5.0000000000% 520 Madison Avenue                520 Madison Avenue
New York Branch                                                    3rd Floor                         3rd Floor
                                                                   New York, NY 10022                New York, NY 10022
                                                                   Facsimile No.: (212) 750-9503     Facsimile No.: (212) 750-9503
                                                                   Attn: Loans Admin.                Attn: Loans Admin.
------------------------------------------------------------------------------------------------------------------------------------
Hibernia National Bank           3.5714286000%       3.5714286000% 313 Carondelet Street             313 Carondelet Street
                                                                   New Orleans, LA 70130             New Orleans, LA 70130
                                                                   Facsimile: 504-533-5344           Facsimile: 504-533-5344
------------------------------------------------------------------------------------------------------------------------------------
The Bank of New York             2.8571429000%       2.8571429000% One Wall Street                   One Wall Street
                                                                   19th Floor                        19th Floor
                                                                   New York, NY 10286                New York, NY 10286
                                                                   Attn: Central Division            Attn: Central Division
------------------------------------------------------------------------------------------------------------------------------------
DG Bank Deutsche                 2.8571429000%       2.8571429000% 609 Fifth Avenue                  609 Fifth Avenue
Genossenschaftsbank                                                New York, NY 10017                New York, NY 10017
Cayman Islands Branch                                              Facsimile: (212) 745-             Facsimile: (212) 745-
                                                                   1556/1550                         1556/1550
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                          PERCENTAGES
                                          -----------
                                     TERM LOAN
                               COMMITMENT/TERM     REVOLVING LOAN
NAME:                                   LOANS:        COMMITMENT:        DOMESTIC OFFICE:                 LIBOR OFFICE:
-----                                   ------        -----------        ----------------                 -------------
------------------------------------------------------------------------------------------------------------------------------------

KBC Bank N.V.                    2.8571429000%       2.8571429000% 125 West 55th Street              125 West 55th Street
                                                                   New York, NY 10019                New York, NY 10019
                                                                   Facsimile: (212) 956-5581         Facsimile: (212) 956-5581
                                                                   Attn: Loan Department             Attn: Loan Department
------------------------------------------------------------------------------------------------------------------------------------
The Long Term Credit Bank of     2.8571429000%       2.8571429000% 165 Broadway, 48th Floor          165 Broadway, 48th Floor
Japan, Ltd.                                                        New York, NY 10006                New York, NY 10006
                                                                   Facsimile: (212) 335-4441         Facsimile: (212) 335-4441
------------------------------------------------------------------------------------------------------------------------------------
National City Bank               2.8571429000%       2.8571429000% 1111 W. 22nd, Suite 300           1111 W. 22nd, Suite 300
                                                                   Oakbrook, IL 60521                Oakbrook, IL 60521
                                                                   Facsimile: (630) 954-3135         Facsimile: (630) 954-3135
------------------------------------------------------------------------------------------------------------------------------------
The Sumitomo Bank, Limited       2.8571429000%       2.8571429000% 233 South Wacker Drive            233 South Wacker Drive
                                                                   Suite 4800                        Suite 4800
                                                                   Chicago, IL 60606-6448            Chicago, IL 60606-6448
                                                                   Facsimile: (312) 876-6430         Facsimile: (312) 876-6430
                                                                   Attn: John Kemperl                Attn: John Kemperl
                                                                        Mary Coseo                        Mary Coseo
------------------------------------------------------------------------------------------------------------------------------------
Firstrust Bank                   1.4285714000%       1.4285714000  15 E. Ridge Pike/4th              15 E. Ridge Pike/4th
                                                                   Conshohocken, PA 19428            Consho Locken, PA 19428
                                                                   Facsimile: 610-238-5066           Facsimile: 610-238-5066
                                                                   Attn: Kent Nelson                 Attn: Kent Nelson
------------------------------------------------------------------------------------------------------------------------------------


                                                                     SCHEDULE IV

                           EXISTING LETTERS OF CREDIT
                           --------------------------



ISSUER:                                                        NORTHERN TRUST

------------------------------------------------------------------------------------------------------------------------------------
    LETTER OF CREDIT                     BENEFICIARY                  L/C DOLLAR        RENEWAL         EXPIRATION         L/C
         NUMBER                                                         AMOUNT        NOTIFICATION         DATE           TERMS
                                                                                          DATE
------------------------------------------------------------------------------------------------------------------------------------

         S269658          Burlington Northern Santa Fe Railway         $10,000.00       10/26/98         12/31/99       Evergreen
                          Co.
------------------------------------------------------------------------------------------------------------------------------------
         S243004          Continental Casualty Company              $1,095,000.00       10/27/98          1/1/99        Evergreen
------------------------------------------------------------------------------------------------------------------------------------
         S245281          Continental Casualty Company              $1,202,000.00       10/27/98          1/1/99        Evergreen
------------------------------------------------------------------------------------------------------------------------------------
         S250172          Continental Casualty Company              $1,425,000.00       10/26/98         12/31/99       Evergreen
------------------------------------------------------------------------------------------------------------------------------------
         S254299          Continental Casualty Company              $1,450,000.00       10/27/98          1/1/99        Evergreen
------------------------------------------------------------------------------------------------------------------------------------
         S257645          Continental Casualty Company              $1,734,000.00       10/27/98          1/1/99        Evergreen
------------------------------------------------------------------------------------------------------------------------------------
         S261337          Continental Casualty Company              $1,850,000.00       10/24/98          1/1/99        Evergreen
------------------------------------------------------------------------------------------------------------------------------------
         S245282          Transportation Insurance Company            $795,000.00       10/27/98          1/1/99        Evergreen
------------------------------------------------------------------------------------------------------------------------------------
         S254296          Transportation Insurance Company          $1,030,000.00       10/27/98          1/1/99        Evergreen
------------------------------------------------------------------------------------------------------------------------------------
         S250171          Transportation Insurance Company          $1,155,000.00       10/26/97         12/31/99       Evergreen
------------------------------------------------------------------------------------------------------------------------------------
         S257646          Transportation Insurance Company          $2,500,000.00       10/27/98          1/1/99        Evergreen
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
         S261336          Transportation Insurance Company          $2,755,000.00       11/27/98          1/1/99        Evergreen
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DOLLAR AMOUNT                                                $17,001,000.00
------------------------------------------------------------------------------------------------------------------------------------


ISSUER:                      THE BANK OF NOVA SCOTIA


-------------------------------------------------------------------------------------------------------------------------------
 LETTER OF CREDIT                       BENEFICIARY                      L/C DOLLAR          RENEWAL        EXPIRATION     L/C
      NUMBER                                                                 AMOUNT        NOTIFICATION        DATE       TERMS
                                                                                               DATE
-------------------------------------------------------------------------------------------------------------------------------

2119/96/80085         First Trust of Illinois, Chicago Illinois --         $3,823,973.00        NONE.        02/15/99       NA
                      Village of Alsip
-------------------------------------------------------------------------------------------------------------------------------
2120/96/80085         First Trust of Illinois, Chicago Illinois --         $1,014,628.00        NONE.        02/15/99       NA
                      County of Summit
-------------------------------------------------------------------------------------------------------------------------------
2121/96/80085         First Trust of Illinois, Chicago Illinois --           $571,047.00        NONE.        02/15/99       NA
                      Homewood AL
-------------------------------------------------------------------------------------------------------------------------------
2126/96/80085         First Citizens Bank & Trust Co. Raleigh,             $4,137,000.00        NONE.        04/25/99       NA
                      NC -- Lehigh County
-------------------------------------------------------------------------------------------------------------------------------
2122/96/80085         Fort Wayne National Bank, Fort Wayne,                  $514,962.00        NONE.        02/15/99       NA
                      IN -- Evansville, IN
-------------------------------------------------------------------------------------------------------------------------------
2133/96/80085         United States Fire Insurance Co. --                    $100,000.00    Auto renew 30    06/04/99       NA
                      Morristown, NJ                                                        days prior to
                                                                                            expiry date.
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL DOLLAR AMOUNT: THE BANK OF NOVA SCOTIA:                    $ 10,161,610.00
--------------------------------------------------------------------------------
TOTAL DOLLAR AMOUNT (NORTHERN TRUST & THE BANK OF                $ 27,162,610.00
NOVA SCOTIA):
--------------------------------------------------------------------------------

                                                                     EXHIBIT A-1

                                 REVOLVING NOTE


$                                                                         , 1998
_______________________                                   ____________ ___


         FOR VALUE RECEIVED, the undersigned, KEEBLER FOODS COMPANY, a Delaware corporation (the "BORROWER"), promises to pay to the order of ________ (the "LENDER") on the Stated Maturity Date for Revolving Loans the principal sum of _______ DOLLARS ($______ ) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to the Credit Agreement, dated as of September 28, 1998 (as amended, supplemented, amended and restated, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent, the various financial institutions as are, or may from time to time become, parties thereto and The First National Bank of Chicago, as Syndication Agent. Unless otherwise defined, terms used in this Note have the meanings provided in the Credit Agreement.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                                 KEEBLER FOODS COMPANY


                                                 By_____________________________
                                                   Title:

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

==============================================================================================
           Amount of                   Amount of    Unpaid Principal
           Revolving                   Principal        Balance
           Loan Made     Interest       Repaid
                          Period
       ----------------  (If Ap-  ----------------- -----------------
       Alternate  LIBO    plic-    Alternate  LIBO  Alternate  LIBO               Notation
 Date  Base Rate  Rate     able)   Base Rate  Rate  Base Rate  Rate     Total      Made By
====== ========== ===== ========= =========== ===== ========== ====== ========== =============
====== ---------- ----- --------- ----------- ----- ---------- ------ ---------- =============

====== ---------- ----- --------- ----------- ----- ---------- ------ ---------- =============

====== ---------- ----- --------- ----------- ----- ---------- ------ ---------- =============

====== ---------- ----- --------- ----------- ----- ---------- ------ ---------- =============

====== ---------- ----- --------- ----------- ----- ---------- ------ ---------- =============

====== ---------- ----- --------- ----------- ----- ---------- ------ ---------- =============

====== ---------- ----- --------- ----------- ----- ---------- ------ ---------- =============

====== ---------- ----- --------- ----------- ----- ---------- ------ ---------- =============

====== ========== ===== ========= =========== ===== ========== ====== ========== =============

====== ========== ===== ========= =========== ===== ========== ====== ========== =============

                                                                     EXHIBIT A-2

                                    TERM NOTE


$                                                                        , 1998
 ___________                                                _________ ___


         FOR VALUE RECEIVED, the undersigned, KEEBLER FOODS COMPANY, a Delaware corporation (the "BORROWER"), promises to pay to the order of _________ (the "LENDER") the principal sum of __________ DOLLARS ($________ ) or, if less, the aggregate unpaid principal amount of all Term Loans made by the Lender pursuant to the Credit Agreement, dated as of September 28, 1998 (as so amended, supplemented, amended and restated, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent, the various financial institutions as are, or may from time to time become, parties thereto and The First National Bank of Chicago, as Syndication Agent, payable in installments as set forth in the Credit Agreement, with a final installment due and payable on the Stated Maturity Date for Term Loans. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note is one of the Term Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                                     KEEBLER FOODS COMPANY


                                                     By:
                                                        ________________________
                                                        Title:



                                                  TERM LOANS AND PRINCIPAL PAYMENTS

================================================================================================================
               Amount of Term      Interest   Amount of Principal       Unpaid Principal
                  Loan Made         Period        Repaid                    Balance
           --------------------     (If Ap-   ------------------------------------------
           Alternate       LIBO      plic-    Alternate      LIBO     Alternate     LIBO             Notation
Date       Base Rate       Rate      able)    Base Rate      Rate     Base Rate     Rate      Total   Made By
================================================================================================================

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


================================================================================================================

                                                                   EXHIBIT A-3

                                 SWING LINE NOTE


$                                                                      , 1998
 __________________                                    _______________


         FOR VALUE RECEIVED, the undersigned, KEEBLER FOODS COMPANY, a Delaware corporation (the "BORROWER"), promises to pay to the order of THE BANK OF NOVA SCOTIA (the "LENDER") on the Stated Maturity Date for Swing Line Loans the principal sum of ________ DOLLARS ($_____) or, if less, the aggregate unpaid principal amount of all Swing Line Loans made by the Lender pursuant to the Credit Agreement, dated as of September 28, 1998 (as so amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent, the various financial institutions as are, or may from time to time become, parties thereto and The First National Bank of Chicago, as Syndication Agent. Unless otherwise defined, terms used in this Note have the meanings provided in the Credit Agreement.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

         This Note is the Swing Line Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND
SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY
THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                     KEEBLER FOODS COMPANY


                                     By
                                        _______________________
                                      Title:

                    SWING LINE LOANS AND PRINCIPAL PAYMENTS

=============================================================================================================================
                    Amount of Swing        Amount of Principal        Outstanding Principal
     Date              Line Loan                 Payment                     Balance                   Notation Made By
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================

                                                                    EXHIBIT A-4

                                 REGISTERED NOTE

         THIS REGISTERED NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS REGISTERED NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$                                                                     , 1997
 _______________                                       _______________


         FOR VALUE RECEIVED, the undersigned, KEEBLER FOODS COMPANY, a Delaware corporation (the "BORROWER"), promises to pay to the order of _________ (the "LENDER") the principal sum of __________ DOLLARS ($____) or, if less, the aggregate unpaid principal amount of all Term Loans made by the Lender pursuant to the Credit Agreement, dated as of September 28, 1998 (as so amended, supplemented, amended and restated, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent, the various financial institutions as are, or may from time to time become, parties thereto and The First National Bank of Chicago, as Syndication Agent, payable in installments as set forth in the Credit Agreement, with a final installment due and payable on the Stated Maturity Date. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Registered Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Registered Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Registered Note and on which such Indebtedness may be declared to be immediately due and payable.

         As provided in Section 10.11.1 of the Credit Agreement, this Registered Note and the Obligation(s) evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of this Registered Note and the Obligation(s) evidenced hereby on the Register described in clause (b) of Section 2.8 of the Credit Agreement. Any assignment or transfer of all or part of such Obligations(s) and this Registered Note evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of this Registered Note evidencing such Obligations(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder hereof, and thereupon one or more new Registered Note(s) in the same aggregate principal amount shall be issued to the designated Assignee Lender, and this Registered Note shall be returned by the Administrative Agent to the Borrower marked "canceled". Prior to the due presentment for registration of assignment or transfer of this Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Obligation(s) and this Registered Note(s) evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. This Registered Note may not be exchanged for promissory notes that are not Registered Notes.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND
SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY
THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                     KEEBLER FOODS COMPANY


                                     By: ______________________________
                                      Title:

                       TERM LOANS AND PRINCIPAL PAYMENTS

===========================================================================================================================
                   Amount of                                Amount of             Unpaid
                   Term Loan                                Principal            Principal
                      Made                                   Repaid               Balance
               -----------------                          --------------       ----------------
               Base         LIBO       Interest Period    Base      LIBO       Base        LIBO                 Notation
     Date      Rate         Rate       (If Applicable)    Rate      Rate       Rate        Rate     Total       Made By
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================

                                                                     EXHIBIT B-1


                                BORROWING REQUEST


The Bank of Nova Scotia
One Liberty Plaza
New York, New York  10006

Attention:
           ________________

                              KEEBLER FOODS COMPANY
                              _____________________


Gentlemen and Ladies:

         This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of September 28, 1998 (as so amended, modified, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Keebler Foods Company, a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS"), The Bank of Nova Scotia, as Administrative Agent and First Chicago NBD, as Syndication Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that a [Revolving Loan] [Term Loan] [Swing Line Loan] be made in the aggregate principal amount of $_____ on ______ , ____ as a [LIBO Rate Loan having an Interest Period of _____ months] [Base Rate Loan].

         The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 are true and correct in all material respects.

         The Borrower agrees that if prior to the time of the Borrowing requested hereby, any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby, the Administrative

Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such Borrowing as if then made.

         Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:



                                 Person to be Paid
Amount to be                 -------------------------                          Name, Address, etc.
Transferred                  Name           Account No.                         of Transferee Lender
-----------                  ----           -----------                         --------------------

$_________                   ____________      ____________                     __________________
                                                                                __________________
                                                                                Attention:________

$_________                   ____________      ____________                     __________________
                                                                                __________________
                                                                                Attention:________


Balance of                   The Borrower      ____________                     __________________
such proceeds                                                                   __________________
                                                                                Attention:________


         IN WITNESS WHEREOF, the undersigned has caused this request to be executed and delivered by its duly Authorized Officer this___ day of________,
_______.


                                         KEEBLER FOODS COMPANY


                                         By:____________________
                                             Title:

                                                                     EXHIBIT B-2





                                ISSUANCE REQUEST



                                                         _____________  __, ____



The Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006

Attention:
            __________________


                              KEEBLER FOODS COMPANY
                              _____________________

Gentlemen and Ladies:

         This Issuance Request is delivered to you, in your capacity as Administrative Agent, in connection with Section 2.6 of the Credit Agreement, dated as of September __, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Keebler Foods Company, a Delaware corporation, the various financial institutions as are or may from time to time become, parties thereto (the "LENDERS"), The Bank of Nova Scotia, as Administrative Agent and The First National Bank of Chicago, as Syndication Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         *The undersigned hereby requests that [INSERT NAME OF ISSUER] [extend the Stated Expiry Date of Letter of Credit No. ______, issued on ___________ to

-------------
* To be delivered not less than three nor more than ten Business Days prior to the date of issuance of the Letter of Credit; to be delivered at least 3 Business Days but not more than 10 Business Days prior to the Stated Expiry Date for extensions.

_____________] [issue a [standby] [documentary] Letter of Credit on ____________ in the aggregate Stated Amount of $__________].

         The beneficiary of [the requested] [such] Letter of Credit [will be] [is] *______________________ , and such Letter of Credit [will have] [has] a Stated Expiry Date (as defined therein) of the earlier of **___________ and the Letter of Credit Commitment Termination Date.

         The undersigned hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Issuance Request and the acceptance of any proceeds of or benefits by the undersigned of the Letter of Credit issued in accordance herewith, constitute a representation and warranty by the undersigned that, on the date of delivery of this Issuance Request, and before and after giving effect to the application of any proceeds or benefits of the Letter of Credit requested hereby, all statements set forth in Section 5.2.1 of the Credit Agreement are true and correct in all material respects.

         The undersigned agrees that if, prior to the time of the issuance of the Letter of Credit requested hereby, any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent.


__________________________________
*        Insert name and address of beneficiary.

** Insert a date not to exceed one year from the date of initial issuance or of extension, as appropriate.

         IN WITNESS WHEREOF, the undersigned has caused this request to be executed and delivered by its duly Authorized Officer this ____ day of ________.


                                              KEEBLER FOODS COMPANY


                                              By_______________________________
                                                         Title:

                                                                       EXHIBIT C


                         CONTINUATION/CONVERSION NOTICE


The Bank of Nova Scotia
One Liberty Plaza
New York, New York  10006

Attention:
           ________________

                              KEEBLER FOODS COMPANY


Gentlemen and Ladies:

         This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.4 of the Credit Agreement, dated as of September____, 1998 (as so amended, modified, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Keebler Foods Company, a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS"), The Bank of Nova Scotia, as Administrative Agent and The First National Bank of Chicago, as Syndication Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

           The Borrower hereby requests that on ____________,

                    (1) $__________ of the presently outstanding principal amount of the [Term Loans] [Revolving Loans] originally made on _________, [and $ _________ of the presently outstanding principal amount of the [Term Loans] [Revolving Loans] originally made on ___________],

                    (2) and all presently being maintained as 1/[Base Rate Loans] [LIBO Rate Loans],

                    (3)     be [converted into] [continued as],


___________________________
1/         Select appropriate interest rate option.

                    (4) [LIBO Rate Loans having an Interest Period of _____ months] [Base Rate Loans].

           The Borrower hereby:

                    (a) certifies and warrants that no Default has occurred and is continuing; and

                    (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

           The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___day of _________.



                                                    KEEBLER FOODS COMPANY


                                                    By:________________________
                                                       Title:

                                                                       EXHIBIT D


                           LENDER ASSIGNMENT AGREEMENT



To:        KEEBLER FOODS COMPANY
           677 Larch Avenue
           Elmhurst, Illinois  60126

           Attention:  E. Nichol McCully

To:        THE BANK OF NOVA SCOTIA,
            as the Administrative Agent
           One Liberty Plaza
           New York, New York  10006

           Attention:
                     _______________


                              KEEBLER FOODS COMPANY

Gentlemen and Ladies:

           We refer to clause (d) of Section 10.11.1 of the Credit Agreement, dated as of September 28, 1998 (as amended, supplemented, amended and restated, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Keebler Foods Company, a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS"), The Bank of Nova Scotia, as Administrative Agent and The First National Bank of Chicago, as Syndication Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

           As of ________ __, ____ (the "ASSIGNMENT DATE"), _____________ (the
"ASSIGNOR") irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to _____________ (the "ASSIGNEE") and the Assignee irrevocably purchases from the Assignor ___% (the "ASSIGNED PORTION") of the Loans and Commitments of the Assignor such that after giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement will be as set forth on SCHEDULE I hereto.

           [Add paragraph dealing with accrued interest and fees with respect to the Loans assigned.]

           The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, the Assignee has performed its own analysis of the creditworthiness and financial condition of the Borrower and the other Obligors and such actions have and will be made without recourse to, or representation or warranty by the Administrative Agent.

           The Assignor represents and warrants that it is legally authorized to enter into and deliver this agreement and represents that it is the legal and beneficial owner of the Assigned Portion. Except as set forth in the previous sentence, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made pursuant to or in connection with this agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement, the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto, including the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by any Lender of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto. The Assignee represents and warrants that it is legally authorized to enter into and deliver this agreement and confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement. In addition, the Assignee independently and without reliance upon the Assignor, the Administrative Agent or any other Agent or Lender, and based on such documents and information as it shall deem appropriate at the time, shall continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents and the other instruments and documents delivered in connection therewith.

           Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent

                    (a)  the Assignee

                             (i) shall be deemed automatically to have become a
                    party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof;

                             (ii) agrees to be bound by the terms and conditions
                    set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

                    (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

           The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Administrative Agent the processing fee referred to in Section 10.11.1 of the Credit Agreement upon the delivery hereof.

           The Assignee hereby advises each of you that set forth in SCHEDULE I hereto are its administrative details with respect to the assigned Loans and Commitments and requests the Administrative Agent to acknowledge receipt of this document.

           The Assignee agrees to furnish the tax form required by the second to last sentence of Section 4.6 (if so required) of the Credit Agreement no later than the date of acceptance hereof by the Administrative Agent.

           This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                    [THE ASSIGNOR],
                                     as Assignor


                                    By:________________________________________
                                       Title:







                                    [THE ASSIGNEE],
                                     as Assignee


                                    By:________________________________________
                                       Title:







Accepted and Acknowledged
this __ day of _______, ____

THE BANK OF NOVA SCOTIA,
 as Administrative Agent


By:______________________
   Title:



KEEBLER FOODS CORPORATION


By:______________________
   Title:

                                                                      SCHEDULE I

                               LENDER INFORMATION

LENDER               PERCENTAGE                                            DOMESTIC OFFICE          LIBOR OFFICE
______               __________                                            _______________          ____________
_______________,     Revolving Loans, participations                       ON FILE WITH             ON FILE WITH
as Assignor          in Letters of Credits Outstandings,                   ADMINISTRATIVE           ADMINISTRATIVE
                     and Revolving Loan Commitment..... ______________%    AGENT                    AGENT

                     Term Loans........................ ______________%

_______________,     Revolving Loans, participations                       [ADDRESS]                [ADDRESS]
as Assignee          in Letters of Credits Outstandings,                   Fax:______________       Fax:______________
                     and Revolving Loan Commitment..... ______________%    Attention:________       Attention:________

                     Term Loans........................ ______________%


Wiring Instructions for the Assignee:
_______________
_______________
_______________

                                                                      EXHIBIT F

                            CLOSING DATE CERTIFICATE

                              KEEBLER FOODS COMPANY

         This certificate is delivered pursuant to the Credit Agreement, dated as of September 28, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Keebler Foods Company, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), The Bank of Nova Scotia, as Administrative Agent and The First National Bank of Chicago, as Syndication Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein or in any of the attachments hereto have the meanings provided in the Credit Agreement.

         The undersigned hereby certifies, represents and warrants that, as of the Closing Date:

         1. CONSUMMATION OF ACQUISITION. All actions necessary to consummate the Acquisition have been taken in accordance with all applicable laws, and the Acquisition has been consummated for an aggregate purchase price (excluding related fees and expenses) not to exceed $450,000,000 (as such amount may be adjusted pursuant to the terms of the Purchase Agreement), with the amount of related fees and expenses not to exceed $10,000,000.

         2. ACQUISITION DOCUMENTS. Attached hereto as ANNEX I is a fully executed copy of the Purchase Agreement and, to the extent requested by the Administrative Agent, all other documents and instruments delivered in connection with the consummation of the Acquisition that are required to be delivered pursuant to the terms of the Purchase Agreement. The Purchase Agreement is in full force and effect and has not been modified or waived in any material respect, nor has there been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Acquisition in the Purchase Agreement.

         3. FINANCIAL INFORMATION, ETC. Attached hereto as ANNEX II are:

                  (a) the (i) unqualified audited consolidated financial statements of President and its Subsidiaries for the 1995, 1996, 1997 Fiscal Years, and (ii) the unaudited consolidated balance sheet and income statements of President and its Subsidiaries for the period ended June 30, 1998, prepared on a basis substantially comparable to the basis used to prepare the audited financial statements of President and its Subsidiaries referred to in CLAUSE (a)(i);

                  (b) a PRO FORMA consolidated balance sheet to the Borrower and its Subsidiaries, as of the Closing Date (the "PRO FORMA BALANCE SHEET"), certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the consummation of the Acquisition and all the transactions contemplated by this Agreement and reflecting the proposed capital structure of the Borrower; and

                  (c) PRO FORMA consolidated projections of the Borrower and its Subsidiaries (including President and its Subsidiaries).

         4. PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC. All Indebtedness identified in Item 7.2.2 of the Disclosure Schedule to the Credit Agreement, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, have been paid in full (including, to the extent necessary, from proceeds of the initial Credit Extensions) or to the extent not pre-paid are permitted to remain outstanding under this Agreement, and all Liens securing payment of any such Indebtedness have been released (or to the extent not released are permitted to remain outstanding under this Agreement) and (if applicable) attached hereto as ANNEX III are executed Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith Attached hereto as ANNEX IV is each "Payout Letter" executed in conjunction with the payment of such Indebtedness.

         5. LITIGATION. There exists no pending or threatened material litigation, proceedings or investigation contesting the Acquisition or the Credit Agreement, or which could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole (which shall be deemed to include President and its Subsidiaries).

         6. MATERIAL ADVERSE CHANGE. There has been no material adverse change in the financial condition, operations, assets, business, properties, or prospects of the Borrower and its Subsidiaries, taken as a whole (which shall be deemed to include President and its Subsidiaries) since January 3, 1998.

         7. GOVERNMENTAL APPROVAL, ETC. All material governmental and third party approvals necessary or advisable in connection with the Acquisition, the financing contemplated under the Credit Agreement and the continuing operations of the Borrower, President and their respective Subsidiaries have been obtained and are in full force and effect, and all applicable waiting periods have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Acquisition or the financing thereof.

         8. TRUSTEE LETTER; CALCULATION OF CONSOLIDATED COVERAGE RATIO. The Borrower has delivered to the trustee under the Indenture a notice, a copy of which is attached hereto as ANNEX V, to the effect that this Agreement is the "Credit Agreement" and that the Administrative Agent is the "Credit Agent" for all purposes under (and as such terms are defined in) the Indenture. Attached hereto as ANNEX VI is a certificate from an Authorized Officer of the Borrower evidencing the calculation of the Consolidated Coverage Ratio (under and as defined in the Indenture) after giving effect to the Credit Extensions made on the Closing Date, together with a summary of how the Borrower is designating the Credit Extensions under Section 3.8 of the

Indenture, and demonstrating that all Credit Extensions made on the Closing Date shall constitute "Senior Indebtedness" (as defined in the Indenture).

         9. CLOSING FEES, EXPENSES, ETC. The Administrative Agent has received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 of the Credit Agreement and 10.3 of the Credit Agreement, then invoiced.

        10. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to the Credit Extension to be made on the date hereof:

                  (a) the representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                  (b) the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (y) all Letter of Credit Outstandings does not exceed the Revolving Loan Commitment Amount; and

                  (c) no Default has occurred and is continuing.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification, representations and warranties contained herein to be made, by its duly Authorized Officer this 28th day of September, 1998.


                                     KEEBLER FOODS COMPANY


                                     By: ______________________________________
                                         Title:

                                                                       EXHIBIT F



                             COMPLIANCE CERTIFICATE
                             KEEBLER FOODS COMPANY


     This Compliance Certificate is delivered pursuant to clause (c) of Section
7.1.1 of the Credit Agreement, dated as of September 28, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Keebler Foods Company, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), The Bank of Nova Scotia, as Administrative Agent, and The First National Bank of Chicago, as Syndication Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein or in any of the attachments hereto have the meanings provided in the Credit Agreement.

     The Borrower hereby certifies, represents and warrants that for the period (the "COMPUTATION PERIOD") commencing on ________ _____, and ending on ___________ (such latter date being the "COMPUTATION DATE") no Default had occurred and was continuing. The Borrower hereby further certifies, represents and warrants that as of the Computation Date:

          (a) The Debt to EBITDA ratio was ________:1, as computed on ATTACHMENT 1 hereto. The maximum Debt to EBITDA ratio permitted pursuant to clause (a) of Section 7.2.4 of the Credit Agreement on the Computation Date was ________:1.

          (b) The Cash Flow Coverage Ratio was ________:1, as computed on ATTACHMENT 2 hereto. The minimum Cash Flow Coverage Ratio permitted pursuant to clause (b) of Section 7.2.4 of the Credit Agreement on the Computation Date was ________:1.


     IN WITNESS WHEREOF, the Borrower has caused this Compliance Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its chief financial Authorized Officer on _______________.


                                                   KEEBLER FOODS COMPANY


                                                   By________________________
                                                     Title:

                                                                    Attachment 1
                                                         (to __/__/__ Compliance
                                                                    Certificate)


                              DEBT TO EBITDA RATIO
                              ____________________
                             on the Computation Date

1.   Debt: as of the Computation Date, Indebtedness of the
     Borrower and its Subsidiaries to the extent reflected on a consolidated balance sheet of the Borrower determined in
     accordance with GAAP (but net, for so long as no Revolving
     Loans or Swing Line Loans are outstanding on the Computation
     Date, of cash and Cash Equivalent Investments of the Borrower and its Subsidiaries on the Computation Date) and which shall also include Indebtedness of the Borrower and its Subsidiaries of the type referred to in clauses (b) (without duplication of letters of credit issued to support obligations under industrial development revenue bonds to the extent the obligations arising under such bonds are otherwise included in this definition), and exlusive of documentary trade letters of credit) and (f) of the definition of "Indebtedness" or any Contingent Liability in
     respect thereof.................................................      $___________

2.  *EBITDA:  the sum (without duplication) of:

    (a)    Net Income: the net income of the Borrower and its
           Subsidiaries for such period on a consolidated basis,
           excluding extraordinary gains.............................      $___________

    (b)    the amount deducted, in determining Net Income,
           representing amortization.................................      $___________

    (c)    the amount deducted, in determining Net Income, of all
           income taxes (whether paid or deferred) of the Borrower
           and its Subsidiaries......................................      $___________


_________________________
    * Computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.



                                       1-1

    (d)    Interest Expense: the aggregate consolidated cash
           interest expense (net of interest income) of the
           Borrower and its Subsidiaries for such Fiscal Quarters,
           as determined in accordance with GAAP, including (i)
           the portion of any payments made in respect of
           Capitalized Lease Liabilities allocable to interest
           expense and (ii) interest (or other fees in the nature
           of interest or discount accrued and paid or payable in
           cash for such Fiscal Quarter) in respect of the
           Permitted Receivables Transaction.........................      $___________

    (e)    the amount deducted, in determining Net Income,
           representing depreciation of assets.......................      $___________

    (f)    an amount equal to the amount of all extraordinary, non-
           recurring non-cash charges deducted in arriving at Net
           Income....................................................      $___________

    (g)    an amount equal to the amount of all extraordinary, non-
           recurring non-cash credits included in arriving at Net
           Income....................................................      $___________

    (h)    EBITDA:  the sum of ITEMS 2(a) through 2(f) minus
           ITEM 2(g).................................................      $___________

3.  DEBT TO EBITDA RATIO:  ratio of ITEM 1 to ITEM 2(h).......                : 1.0
                                                                            ___________






                                       1-2

                                                                    Attachment 2
                                                         (to __/__/__ Compliance
                                                                    Certificate)


                            *CASH FLOW COVERAGE RATIO
                            _________________________
                             on the Computation Date


1.  EBITDA (see ITEM 2(h) of ATTACHMENT 1)...........................          $
                                                                                ___________
2.  Capital Expenditures:  the sum (without duplication) of:

    (a)    the aggregate amount of all expenditures of the Borrower
           and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be
           classified as capital expenditures........................          $
                                                                                ___________
    (b)    the aggregate amount of all Capitalized Lease Liabilities
           incurred during such period...............................          $
                                                                                ___________
    (c)    the sum of ITEMS 2(a) and 2(b)............................          $
                                                                                ___________
3.  ITEM 1 minus ITEM 2(c)...........................................          $
                                                                                ___________
4.  Interest Expense (see ITEM 2(d) of ATTACHMENT 1)**...............          $
                                                                                ___________
5.  CASH FLOW COVERAGE RATIO:  ratio of ITEM 3 to ITEM 4.............          : 1.0
                                                                                _____



--------------------------
* As of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters with respect to the Borrower and its Subsidiaries on a consolidated basis.

**  In computing the Cash Flow Coverage Ratio for:

          (a) the fourth Fiscal Quarter of the 1998 Fiscal Year, the amount set forth in ITEM 4 above shall equal the amount set forth in ITEM 4 for such Fiscal Quarter multiplied by four;

          (b) the first Fiscal Quarter of the 1999 Fiscal Year, the amount set forth in ITEM 4 above shall equal the amount set forth in ITEM 4 for such Fiscal Quarter and the immediately preceding Fiscal Quarter multiplied by two; and

          (c) the second Fiscal Quarter of the 1999 Fiscal Year, the amount set forth in ITEM 4 above shall equal the amount set forth in ITEM 4 for such Fiscal Quarter and the two immediately preceding Fiscal Quarters multiplied by 1.333.




                                       2-1

                                                                       EXHIBIT G


                      INTERCOMPANY SUBORDINATION AGREEMENT


         THIS INTERCOMPANY SUBORDINATION AGREEMENT (this "SUBORDINATION AGREEMENT"), dated as of _________ __, 1998, made by and among each of the undersigned Persons (such capitalized term, and other terms used herein without definition, to have the meanings ascribed thereto in SECTION 1 below) and such other Persons that may from time to time become a party hereto pursuant to the terms hereof or of the Credit Agreement referred to below (collectively, the "SUBORDINATED CREDITORS"), and KEEBLER FOODS COMPANY, a Delaware corporation (the "BORROWER"), in favor of the Administrative Agent and each of the Lenders,

                              W I T N E S S E T H:

         WHEREAS, the Borrower has entered into a Credit Agreement, dated as of September 28, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS"), The Bank of Nova Scotia, as Administrative Agent and The First National Bank of Chicago, as Syndication Agent, pursuant to which the Lenders and the Issuer have agreed to make Credit Extensions on the terms and subject to the conditions set forth therein;

         WHEREAS, the Borrower is now or may hereafter from time to time become indebted or otherwise obligated to the Subordinated Creditors in respect of Indebtedness related to or resulting from intercompany loans, advances or other indebtedness from a Subordinated Creditor (all such present and future Indebtedness owing to the Subordinated Creditors (whether created directly or acquired by assignment or otherwise), and interest, premiums and fees, if any, thereon and other amounts payable in respect thereof and all rights and remedies of the Subordinated Creditors with respect thereto, being referred to herein as the "INTERCOMPANY SUBORDINATED DEBT");

         WHEREAS, pursuant to clause (e) of Section 7.2.2 of the Credit Agreement, Indebtedness of the Borrower to any of its Subsidiaries is permitted only if such Subsidiary has executed and delivered to the Administrative Agent a counterpart of this Agreement;

         WHEREAS, each Subordinated Creditor has duly authorized the execution, delivery and performance of this Subordination Agreement; and

         WHEREAS, it is the best interests of each Subordinated Creditor to execute this Subordination Agreement inasmuch as each Subordinated Creditor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

         NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders and the Issuer to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as set forth above and as follows:

                                    AGREEMENT


         SECTION 1. DEFINITIONS. Terms used but not defined herein have the meanings given to them in the Credit Agreement. As used in this Subordination Agreement, the following terms shall have the meanings specified below:

         "BORROWER" is defined in the PREAMBLE.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "INTERCOMPANY SUBORDINATED DEBT" is defined in the SECOND RECITAL.

         "LENDERS" is defined in the FIRST RECITAL.

         "SENIOR INDEBTEDNESS" is defined in CLAUSE (a) of SECTION 2.

         "SUBORDINATED CREDITORS" is defined in the PREAMBLE.

         "SUBORDINATION AGREEMENT" is defined in the PREAMBLE.


         SECTION 2.  AGREEMENT TO SUBORDINATE.

                  (a) The Borrower and each of the Subordinated Creditors agree that the Intercompany Subordinated Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior payment in cash in full of all Obligations of the Borrower now existing or hereafter arising, whether for (i) principal, (ii) interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to in CLAUSE (a) of SECTION 3, whether or not allowed as a claim in such proceeding), (iii) reasonable costs, (iv) reasonable fees (including, without limitation, reasonable attorneys' fees and disbursements), (v) reasonable expenses, and (vi) otherwise (the Obligations specified in CLAUSES(a)(i) through (a)(vi) above are referred to collectively as the "SENIOR INDEBTEDNESS"). For purposes of this Subordination Agreement, the Senior Indebtedness shall not be deemed to have been paid in cash in full until the Lenders shall have received full payment of the Senior Indebtedness in cash, which payment shall have been retained by the Lenders for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors' rights laws. Each of the Borrower and the Subordinated Creditors waive notice of acceptance of this Subordination Agreement by the Lenders, and the Subordinated Creditors waive notice of and consent to the making, amount and terms of the Senior Indebtedness which may exist or be created from time to time and any renewal, extension, amendment or modification thereof, and any other lawful action which any Lender or Lenders in its and their sole and absolute discretion may take or omit to take with respect thereto. The provisions of this Section shall constitute a continuing offer made for the benefit of and to all Lenders and each Lender is hereby irrevocably authorized to enforce such provisions.

                  (b) In the event that the Borrower shall make, and/or any Subordinated Creditor shall receive, any payment on Intercompany Subordinated Debt in contravention of this Subordination Agreement or the terms of the Credit Agreement, then and in any such event such payment shall be deemed to be the property of, segregated, received and held in trust for the benefit of and shall be promptly paid over and delivered to the Administrative Agent for the PRO RATA benefit of the Lenders.

                  (c) The Borrower shall not make, and no Subordinated Creditor shall receive or accept, any payment in respect of any Intercompany Subordinated Debt if a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or any Event of Default under Section 8.1.1 of the Credit Agreement has occurred and is continuing or would result therefrom, unless and until (i) the Senior Indebtedness has been paid in cash in full, (ii) in the case of an Event of Default referred to above other than a Default of the nature set forth in Section 8.1.9 of the Credit Agreement, such Event of Default has been cured or waived or
         (iii) the Administrative Agent has otherwise consented in writing.


SECTION 3.  IN FURTHERANCE OF SUBORDINATION.

                  (a) Upon any distribution of all or any of the assets of the Borrower or any Subordinated Creditor in the event of

                      (i) any insolvency or bankruptcy case or proceeding,
                  or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Borrower or such Subordinated Creditor, or to its creditors, as such, or to its assets,

                      (ii) any liquidation, dissolution or other winding up
                  of the Borrower or any Subordinated Creditor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

                      (iii) any assignment for the benefit of creditors or
                  any other marshalling of assets and liabilities of the Borrower or any Subordinated Creditor,

         then, and in any such event, unless the Administrative Agent shall otherwise agree in writing, the Lenders shall receive payment in cash in full of all amounts due or to become due (whether or not the Senior Indebtedness has been declared due and payable prior to the date on which the Senior Indebtedness would otherwise have become due and payable) on or in respect of all Senior Indebtedness (including post-petition interest) before the Subordinated Creditors or anyone claiming through or on their behalf (including any receiver, trustee, or otherwise) are entitled to receive any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Intercompany Subordinated Debt, and to that end, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event, shall be paid or delivered directly to the Administrative Agent for the application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Indebtedness until the Senior Indebtedness shall have been paid in cash in full.

                  (b) If any proceedings, liquidation, dissolution or winding up referred to in CLAUSE (a) above is commenced by or against the Borrower or any Subordinated Creditor,

                      (i) the Administrative Agent or the Lenders are hereby
                  irrevocably authorized and empowered (in their own names or in the name of the Borrower, the Subordinated Creditors or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Intercompany Subordinated Debt above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Intercompany Subordinated Debt or enforcing any security interest or other lien securing payment of the Intercompany Subordinated Debt) as the Lenders or the Administrative Agent may reasonably deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lenders or the Administrative Agent hereunder; PROVIDED that in the event the Administrative Agent or the Lenders take such action, the Administrative Agent or the Lenders shall apply all proceeds FIRST, to the payment of the costs of enforcement of this Subordination Agreement, and SECOND, to the PRO RATA payment of the Senior Indebtedness; and

                      (ii) the Subordinated Creditors shall duly and promptly
                  take such action as the Lenders or the Administrative Agent may request (A) to collect the Intercompany Subordinated Debt for the account of the Lenders and the Administrative Agent and to file appropriate claims or proofs of claim in respect of the Intercompany Subordinated Debt, (B) to execute and deliver to the Lenders or the Administrative Agent such powers of attorney, assignments, or other instruments as the Lenders or the Administrative Agent may reasonably request in order to enable them to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Intercompany Subordinated Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Intercompany Subordinated Debt.

                  (c) All payments or distributions of assets of the Borrower, whether in cash, property or securities upon or with respect to the Intercompany Subordinated Debt which are received by the Subordinated Creditors contrary to the provisions of this Subordination Agreement shall be received in trust for the PRO RATA benefit of the Lenders, shall be segregated from other funds and property held by the Subordinated Creditors and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be applied, PRO RATA (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness, whether matured or unmatured, in accordance with the terms of this Subordination Agreement.

                  (d) The Lenders and the Administrative Agent are hereby authorized to demand specific performance of this Subordination Agreement, whether or not the Borrower or any Subordinated Creditor shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditors or any one of them shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it. The Subordinated Creditors hereby irrevocably waive any defense (other than the defense of payment in full of the Senior Indebtedness) based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

         SECTION 4. NO ENFORCEMENT OR COMMENCEMENT OF ANY PROCEEDINGS. Each Subordinated Creditor agrees that, so long as any Senior Indebtedness shall remain unpaid, or any Commitment shall be in effect, it will not accelerate the maturity of the Intercompany Subordinated Debt or commence, or join with any creditor other than the Lenders in commencing any proceeding referred to in CLAUSE (a) of SECTION 3.

         SECTION 5. RIGHTS OF SUBORDINATION. The Subordinated Creditors agree that no payment or distribution to the Lenders or the Administrative Agent pursuant to the provisions of this Subordination Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until all Senior Indebtedness has been paid in cash in full and the

Commitments have been terminated. The Subordinated Creditors agree that the subordination provisions contained herein shall not be affected by any action, or failure to act, by the Administrative Agent or the Lenders which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Subordinated Creditors against the Borrower.

         SECTION 6. SUBORDINATION LEGEND; FURTHER ASSURANCES. The Subordinated Creditors and the Borrower will cause each note and instrument (if any) evidencing the Intercompany Subordinated Debt to be endorsed with the following legend:

                  "The indebtedness evidenced by this instrument is subordinated to the prior payment in cash in full of the Senior Indebtedness (as defined in the Intercompany Subordination Agreement, dated as of _________ __, 1998) pursuant to, and to the extent provided in, the Intercompany Subordination Agreement by the maker hereof and payee named herein in favor of the Lenders and any person now or hereafter designated as their agent."

Each of the Subordinated Creditors and the Borrower hereby agrees to mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Subordination Agreement and will, in the case of any Intercompany Subordinated Debt which is not evidenced by any note or instrument, following the occurrence and subject to the continuation of an Event of Default, upon the Administrative Agent's request, cause such Intercompany Subordinated Debt to be evidenced by an appropriate note or instrument or instruments endorsed with the above legend. Each of the Subordinated Creditors and the Borrower will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Lenders or the Administrative Agent may reasonably request in order to protect any right or interest granted or purported to be granted hereunder or to enable the Lenders or the Administrative Agent to exercise and enforce their rights and remedies hereunder.

         SECTION 7. NO CHANGE IN OR DISPOSITION OF INTERCOMPANY SUBORDINATED DEBT. The Subordinated Creditors will not, without the prior written consent of the Administrative Agent:

                  (a) sell, assign, transfer, endorse, pledge, encumber or otherwise dispose of any of the Intercompany Subordinated Debt except as permitted under the Credit Agreement;

                  (b) permit the terms of any of the Intercompany Subordinated Debt to be changed in such a manner as to have a material adverse effect upon the rights or interests of the Lenders or the Administrative Agent; or

                  (c) upon the occurrence and during the continuation of any Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default under Section

         8.1.1 of the Credit Agreement, take, or permit to be taken, any action to assert, collect or enforce the Intercompany Subordinated Debt or any part thereof.

         SECTION 8. AGREEMENT BY THE BORROWER. The Borrower agrees that it will not make any payment on any of the Intercompany Subordinated Debt, or take any other action, in contravention of the provisions of this Subordination Agreement.

         SECTION 9. OBLIGATIONS HEREUNDER NOT AFFECTED. All rights and interest of the Lenders and the Administrative Agent hereunder, and all agreements and obligations of the Subordinated Creditors and the Borrower hereunder, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any document evidencing Senior Indebtedness;

                  (b) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of or any consent to departure from any of the documents evidencing or relating to the Senior Indebtedness;

                  (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty or Loan Document, for all or any of the Senior Indebtedness;

                  (d) any failure of any Lender or the Administrative Agent to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Subordination Agreement, the Credit Agreement or any other Loan Document other than this Subordination Agreement;

                  (e) any reduction, limitation, impairment or termination of the Senior Indebtedness for any reason (other than the defense of payment in full of the Senior Indebtedness), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Borrower and each Subordinated Creditor hereby waive any right to or claim of) any defense (other than the defense of payment in full of the Senior Indebtedness) or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Indebtedness; and

                  (f) any other circumstance which might otherwise constitute a defense (other than the defense of payment in full of the Senior Indebtedness) available to, or a discharge of, the Borrower in respect of the Senior Indebtedness or the Subordinated Creditors in respect of this Subordination Agreement.

This Subordination Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any Lender or the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made. The Subordinated Creditors acknowledge and agree that the Lenders and the Administrative Agent may in accordance with the terms of the Credit Agreement, without notice or demand and without affecting or impairing the Subordinated Creditors' obligations hereunder, from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Indebtedness or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Indebtedness and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders, in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against the Borrower or any other Person.

         SECTION 10. REPRESENTATIONS AND WARRANTIES. Each of the Subordinated Creditors, in respect of itself and the Intercompany Subordinated Debt owing to it, and the Borrower, as the case may be, hereby represents and warrants as follows:

                  (a) the Subordinated Creditors own the Intercompany Subordinated Debt now outstanding free and clear of any Lien other than pursuant to a Loan Document;

                  (b) this Subordination Agreement constitutes a legal, valid and binding obligation of each Subordinated Creditor and the Borrower, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

         SECTION 11. AMENDMENTS, WAIVERS. No amendment or waiver of any provision of this Subordination Agreement nor consent or any departure by the Subordinated Creditors or the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the other parties hereto, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given. Any waiver, forbearance, failure or delay by the Administrative Agent or the Lenders in exercising, or the exercise or beginning of exercise by the Administrative Agent or the Lenders of, any right, power or remedy, simultaneous or later shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Administrative Agent and the Lenders shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed or authorized by such Lenders.

         SECTION 12. EXPENSES. The Subordinated Creditors and the Borrower jointly and severally agree to pay, upon demand, to the Administrative Agent or the Lenders, as applicable, any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements which the Lenders or the Administrative Agent may incur in connection with the exercise or enforcement of any of the rights or interest of the Lenders or the Administrative Agent hereunder.

         SECTION 13. ADDRESS FOR NOTICES. All notices and other communications provided for hereunder shall be in writing and, if to the Subordinated Creditors, mailed (registered or certified, return receipt requested) or telecopied or hand delivered to it at its address set forth below its name on the signature pages hereto, if to the Borrower, the Administrative Agent or any Lender, mailed (registered or certified, return receipt requested) or hand delivered to it, addressed to it at the address of the Borrower or such Lender or the Administrative Agent (as the case may be) listed in the Credit Agreement, or as to each party or other Person at such other address as shall be designated by such party or Person in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and communications shall be effective when received, if sent by mail or delivery service or when transmitted by telecopy, each in the manner provided above.

         SECTION 14. ENTIRE AGREEMENT; SEVERABILITY. This Subordination Agreement contains the entire subordination agreement among the parties hereto with respect to the subject matter hereof. If any of the provisions of this Subordination Agreement shall be held invalid or unenforceable, this Subordination Agreement shall be construed as if not containing those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         SECTION 15. CUMULATIVE RIGHTS. The rights, powers and remedies of the Lenders and the Administrative Agent under this Subordination Agreement shall be in addition to all rights, powers and remedies given to the Lenders and the Administrative Agent by virtue of any contract, statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently. The parties hereto expressly acknowledge and agree that the Lenders and the Administrative Agent are intended, and by this reference expressly made, third party beneficiaries of the provisions of this Subordination Agreement.

         SECTION 16. CONTINUING AGREEMENT; ASSIGNMENTS. This Subordination Agreement is a continuing agreement of subordination and the Lenders may, from time to time and without notice to the Subordinated Creditors, extend credit to or make other financial arrangements with the Borrower in reliance hereon. This Subordination Agreement shall (a) remain in full force and effect until the Senior Indebtedness shall have been paid in cash in full and all Commitments terminated, (b) be binding upon the Subordinated Creditors, the Borrower and their respective successors, transferees and assigns, and (c) inure to the benefit of and be enforceable by the Administrative Agent and each Lender and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Lender may, subject to the provisions of the Credit Agreement, assign or otherwise transfer the Senior Indebtedness held by it to any other

Person, subject to Section 10.11.1 of the Credit Agreement and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Lender herein or otherwise.

         SECTION 17. GOVERNING LAW. THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL
LAWS OF THE STATE OF NEW YORK.

         SECTION 18. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OR ANY SUBORDINATED CREDITOR OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER AND EACH SUBORDINATED CREDITOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL, NON-APPEALABLE JUDGEMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION OR BY A FINAL, NON-APPEALABLE JUDGMENT OF ANY APPLICABLE APPELLATE COURT. THE BORROWER AND EACH SUBORDINATED CREDITOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER AND EACH SUBORDINATED CREDITOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER OR SUCH SUBORDINATED CREDITOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF THE BORROWER AND EACH OF SUCH SUBORDINATED CREDITORS HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SUBORDINATION AGREEMENT.

         SECTION 19. WAIVER OF JURY TRIAL. THE BORROWER AND EACH SUBORDINATED CREDITOR AND, BY ACCEPTING THIS SUBORDINATION AGREEMENT AND THE BENEFITS THEREOF, THE ADMINISTRATIVE AGENT, ANY ISSUER AND ANY LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BORROWER OR SUCH SUBORDINATED CREDITOR AND EACH SUCH PERSON ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS CONTINUING TO MAKE CREDIT EXTENSIONS UNDER THE CREDIT AGREEMENT AND FOR THE SUBORDINATED CREDITOR ENTERING INTO THIS SUBORDINATION AGREEMENT.

         SECTION 20. EXECUTION IN COUNTERPARTS. This Subordination Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Subordination Agreement to be duly executed and delivered as of the date first above written.

                                                   KEEBLER FOODS COMPANY


                                                   By:________________________
                                                      Name:
                                                      Title:



                                                   [NAME OF SUBSIDIARY]


                                                   By:________________________
                                                      Name:
                                                      Title:

                                                   Address:_____________________

                                                           _____________________

                                                   Facsimile No.: (___) ___-____

                                                   Attention:___________________

                                                                       EXHIBIT H

                              SOLVENCY CERTIFICATE

                              KEEBLER FOODS COMPANY

         This Certificate (this "CERTIFICATE") is delivered pursuant to Section
5.1.8 of the Credit Agreement, dated as of September 28, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Keebler Foods Company, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), The Bank of Nova Scotia, as Administrative Agent and The First National Bank of Chicago, as Syndication Agent. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

         The undersigned hereby certifies that he is the chief financial Authorized Officer (in such capacity, the "CFO") of the Borrower, and that, as such, he is authorized to execute this Certificate on behalf of the Borrower. Any term or provision hereof to the contrary notwithstanding, the CFO is executing this Certificate in his capacity as an officer of, and solely on behalf of, the Borrower and its Subsidiaries, and not in his individual capacity. On behalf of the Borrower and its Subsidiaries, the CFO further certifies that:

              (a) The CFO has knowledge of, and has participated in, the preparation and negotiation of the Credit Agreement, each other Loan Document, and the Purchase Agreement and the agreements executed in connection therewith and the transactions, including the Acquisition, contemplated thereunder.

              (b) The CFO is familiar with the finances of the Borrower and its Subsidiaries and has participated in the preparation of all financial statements of each of the Borrower and its Subsidiaries, including the Pro Forma Balance Sheet and related statements of earnings and cash flow. The CFO has also participated in the development of financial projections for the Borrower and its Subsidiaries giving effect to the Acquisition and the financing and transactions contemplated pursuant to and in connection with the Credit Agreement.

              (d) Based upon the foregoing and on a PRO FORMA basis after giving effect to the transactions, including the Acquisition, contemplated under the Credit Agreement, as of the date of the initial Credit Extension under the Credit Agreement:

                        (i) the fair value of the assets of the Borrower and
              each of its Subsidiaries will exceed the total amount of liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Borrower and each such Subsidiary, on a going-concern basis;

                        (ii) the present fair salable value of the assets of the
              Borrower and each of its Subsidiaries will exceed the probable total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Borrower and each such Subsidiary as they become absolute and matured;

                        (iii) the Borrower and each of its Subsidiaries will be
              able to pay its debts, including contingent liabilities, as they mature and become due;

                        (iv) the Borrower and each of its Subsidiaries is not,
              and will not be, engaged in a business for which its capital is, or would be, unreasonably small; and

                        (v) the Borrower and each of its Subsidiaries has not
              incurred (by way of assumption or otherwise) any obligation or liability (contingent or otherwise) under the Credit Agreement or any other Loan Documents to which it is a party, nor has it made any conveyance pursuant to or in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of the Borrower or any of its Subsidiaries or Affiliates, as the case may be.

              (e) A copy of the Pro Forma Balance Sheet as of the date of the initial Credit Extension under the Credit Agreement, after giving effect to the consummation of the Sunshine Acquisition and all the transactions contemplated by the Credit Agreement (including the increased Commitment Amounts thereunder) is attached hereto as ANNEX I.

         IN WITNESS WHEREOF, the undersigned chief financial Authorized Officer has caused the Certificate to be duly executed and delivered as of the date first above written.


                                      KEEBLER FOODS COMPANY


                                      By:__________________________________
                                          Title:





                                       -3-